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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NitroMed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share, of NitroMed, Inc. ("NitroMed common stock")
(2)	Aggregate number of securities to which transaction applies:
46,075,133 shares of NitroMed common stock outstanding as of February 26, 2009 and options to purchase 10,000 shares of NitroMed common stock outstanding as of February 26, 2009 with a per share exercise price of less than $0.80.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined by multiplying 0.0000393 by the sum of (A) the product of (i) 46,075,133 share of NitroMed common stock outstanding as of February 26, 2009 and (ii) the merger consideration of $0.80 per share in cash and (B) the product of (i) 10,000 shares of NitroMed common stock issuable upon the exercise of options outstanding as of February 26, 2009 that have a per share exercise price of less than $0.80 and (ii) $0.08, which is the excess of $0.80 over the weighted-average exercise price per share of such options.
	(4)	Proposed maximum aggregate value of transaction: $36,860,906.40
	(5)	Total fee paid: $1,449
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NITROMED, INC.
45 Hayden Avenue, Suite 3000
Lexington, Massachusetts 02421

                         , 2009

Dear Stockholder:

         You are cordially invited to attend a special meeting of stockholders of NitroMed, Inc., which will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 60 State Street, Boston, Massachusetts 02109, on                          ,                          , 2009, beginning at 10:00 a.m., local time.

         On January 26, 2009, the board of directors of NitroMed approved, and on January 27, 2009 NitroMed entered into, a merger agreement with Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp., which are entities affiliated with the healthcare investment organization of Deerfield Management. Affiliates of Deerfield Management beneficially own approximately 11% of NitroMed's common stock. If the merger is completed, NitroMed will become a wholly owned subsidiary of NTMD Parent Acquisition Corp., and you will be entitled to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing, for each share of NitroMed common stock that you own. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement, and you are encouraged to read it in its entirety.

         If you previously submitted a proxy in connection with the solicitation of proxies to approve the sale of substantially all of NitroMed's assets to JHP Pharmaceuticals, LLC, that proxy is no longer valid, as the purchase and sale agreement with JHP has been terminated. You must submit a new proxy if you intend to vote in respect of the merger proposal described in the accompanying proxy statement.

         At the special meeting, you will be asked to adopt the merger agreement. After careful consideration, our board of directors has approved the merger agreement and determined that the merger and the merger agreement are advisable, fair to and in the best interests of NitroMed and its stockholders. Based on a recommendation of a committee of disinterested directors, our board of directors recommends that you vote "FOR" the adoption of the merger agreement. In reaching its determination, our board of directors considered a number of factors, including the opinion of our financial advisor, which is attached as Annex C to the accompanying proxy statement, and which you are urged to read in its entirety.

         The proxy statement attached to this letter provides you with information about the proposed merger and the special meeting. I encourage you to read the entire proxy statement carefully. You may also obtain additional information about NitroMed from documents filed with the Securities and Exchange Commission.

        Your vote is very important.    The merger cannot be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of NitroMed common stock entitled to vote. If you fail to vote on the merger agreement, the effect will be the same as a vote against the adoption of the merger agreement.

         Whether or not you are able to attend the special meeting in person, please complete, sign and date the enclosed proxy card and return it in the envelope provided as soon as possible or submit a proxy through the Internet or by telephone as described on the enclosed proxy card. This action will not limit your right to vote in person if you wish to attend the special meeting and vote in person.

         Thank you for your cooperation and your continued support of NitroMed.

Sincerely,
Kenneth M. Bate President, Chief Executive Officer and Interim Chief Financial Officer

         Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger or the merger agreement, passed upon the merits or fairness of the merger or the merger agreement or passed upon the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

         This proxy statement is dated                          , 2009 and is first being mailed to stockholders on or about                          , 2009.

NITROMED, INC.
45 Hayden Avenue, Suite 3000
Lexington, Massachusetts 02421
(781) 266-4000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                                      ,                                      , 2009

To the Stockholders of NitroMed, Inc.:

        A special meeting of stockholders of NitroMed, Inc., a Delaware corporation, will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on                                      ,                                      , 2009 at 10:00 a.m., local time, for the following purposes:

  1.
  To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of January 27, 2009, by and among Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp., NTMD Acquisition Corp. and NitroMed, as it may be amended from time to time, a copy of which is attached as Annex A to the accompanying proxy statement.

  2.
  To consider and vote upon an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement.

Stockholders also will consider and act on any other matters as may properly come before the special meeting or any adjournment or postponement thereof, including any procedural matters incident to the conduct of the special meeting.

        The board of directors of NitroMed has fixed                                      , 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. Only holders of record of shares of NitroMed common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. At the close of business on the record date, NitroMed had                          shares of common stock outstanding and entitled to vote.

        Based upon the recommendation of a committee of disinterested directors, the NitroMed board of directors recommends that you vote "FOR" the proposals. Your vote is important, regardless of the number of shares of our common stock you own. The adoption of the merger agreement requires the approval of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon. The approval of the proposal to adjourn the special meeting, if necessary, to solicit additional proxies requires the affirmative vote of a majority of the shares present and entitled to vote. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy card or submit a proxy through the Internet or by telephone following the instructions on the proxy card, and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of the adoption of the merger agreement and in favor of the proposal to adjourn the meeting, if necessary, to solicit additional proxies.

        If you previously submitted a proxy in connection with the solicitation of proxies to approve the sale of substantially all of NitroMed's assets to JHP Pharmaceuticals, LLC, that proxy is no longer valid, as the purchase and sale agreement with JHP has been terminated. You must submit a new proxy if you intend to vote in respect of the merger proposal described in the accompanying proxy statement.

        If you fail to return your proxy card, submit a proxy through the Internet or by telephone or vote in person, it will have the same effect as a vote against the adoption of the merger agreement, but will not affect the vote on the adjournment of the meeting, if necessary, to solicit additional proxies. If you are a stockholder of record and do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        Holders of NitroMed common stock are entitled to appraisal rights under the General Corporation Law of the State of Delaware in connection with the merger subject to the satisfaction of the requirements for exercising and perfecting such rights, including submitting a timely written demand for appraisal and not voting in favor of the adoption of the merger agreement. See "Appraisal Rights" on page 65 of the proxy statement.

By Order of NitroMed's Board of Directors,
Kenneth M. Bate President, Chief Executive Officer and Interim Chief Financial Officer

Lexington, Massachusetts
                                     , 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR SUBMIT A PROXY THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED IN THE ENCLOSED PROXY CARD. GIVING YOUR PROXY NOW WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

i

  Annex A — Agreement and Plan of Merger

  Annex B-1 — Form of Stockholder Voting Agreement between NitroMed and Deerfield Management funds

  Annex B-2 — Stockholder Voting Agreement among NitroMed, Deerfield Management funds and HealthCare Ventures funds

  Annex C — Opinion of Cowen and Company, LLC relating to Merger

  Annex D — Section 262 of the General Corporation Laws of the State of Delaware

ii

QUESTIONS AND ANSWERS ABOUT
THE SPECIAL MEETING AND THE MERGER

        The following section provides answers to frequently asked questions about the special meeting and the proposed merger. This section, however, only provides summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced pages for applicable questions.

Q:    What happened to the purchase and sale agreement with JHP Pharmaceuticals, LLC and the merger agreement with Archemix Corp.?

A:
The purchase and sale agreement that NitroMed entered into with JHP Pharmaceuticals, LLC on October 22, 2008 and the merger agreement that NitroMed entered into with Archemix Corp. on November 18, 2008 have each been terminated by NitroMed in order to permit NitroMed to enter into the merger agreement with affiliates of Deerfield Management. NitroMed's board of directors believes that the merger agreement with Deerfield Management is more favorable, from a financial point of view, to NitroMed's stockholders than the JHP and Archemix transactions. See "Background of the Merger" for a description of the process by which NitroMed's board of directors considered Deerfield Management's offer to be superior and terminated the JHP purchase and sale agreement and the Archemix merger agreement.

Q:    I have already submitted my proxy. Why am I being asked to vote again?

A:
You were previously asked to vote on a proposed sale of substantially all of NitroMed's assets to JHP. Before NitroMed's stockholders voted on the proposed asset sale to JHP, Deerfield Management made a superior offer to acquire NitroMed that was eventually accepted by NitroMed. Pursuant to this proxy statement, you are being asked to vote on the proposed merger between NitroMed and affiliates of Deerfield Management — not the asset sale to JHP. As a result, you must submit a new proxy in order to vote on the merger agreement with Deerfield Management.

Q:    Can I use my previously submitted proxy to vote to adopt the merger agreement with Deerfield Management?

A:
No. The previously provided proxy statement and proxy related to the proposed asset sale to JHP — not the proposed merger between NitroMed and affiliates of Deerfield Management. Accordingly, any previously submitted proxy is no longer valid.

Q:    Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you have been identified as a stockholder of NitroMed as of the record date for the special meeting, and thus you are entitled to vote at the special meeting. This document serves as a proxy statement of NitroMed, used to solicit proxies for NitroMed's special meeting of stockholders. This document contains important information about the proposed merger and the special meeting of stockholders, and you should read it carefully.

Q:    When and where will the special meeting be held?

A:
The special meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, on                          , 2009 at 10:00 a.m., local time.

Q:    Who is soliciting my proxy?

A:
This proxy is being solicited by our board of directors.

Q:    What proposals will be voted on at the special meeting?

A:
The following proposals will be voted on at the special meeting:

•
The first proposal to be voted on is whether to adopt the merger agreement attached as Annex A. See "The Merger" for a more detailed description of the transaction.

•
The second proposal to be voted on is whether to adjourn the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the adoption of the merger agreement.

Q:    What is the merger?

A:
The proposed merger is the acquisition of NitroMed by NTMD Parent Acquisition Corp., a Delaware corporation whose owners currently consist of entities affiliated with the healthcare investment organization of Deerfield Management, pursuant to an agreement and plan of merger, dated as of January 27, 2009, among NitroMed, Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp., and its wholly owned subsidiary, NTMD Acquisition Corp, as the merger agreement may be amended from time to time. In the merger, NTMD Acquisition Corp. will merge with and into NitroMed, and NitroMed will be the surviving corporation. When the merger is completed, NitroMed will cease to be a publicly traded company and will instead become a wholly owned subsidiary of NTMD Parent Acquisition Corp.

  In this proxy statement, we refer to Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited and their affiliated entities collectively as Deerfield Management. Two of the Deerfield Management funds beneficially own approximately 11% of NitroMed's common stock.

Q:    If the merger is completed, what will I be entitled to receive for my shares of NitroMed common stock and when will I receive it?

A:
Upon completion of the merger, you will be entitled to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing, for each share of NitroMed common stock that you own, less applicable taxes. The adjustments to the amount of the merger consideration that you will be entitled to receive are discussed in greater detail in the section entitled "The Merger Agreement — Consideration to Be Received in the Merger." For example, if you own 100 shares of NitroMed common stock, you will be entitled to receive $80 in cash, subject to adjustment, in exchange for your NitroMed shares. In addition, if you hold options to acquire shares of NitroMed common stock immediately prior to the effective time of the merger, all such options will be accelerated. Upon consummation of the merger, all such options not exercised prior to the merger will be converted automatically into the right to receive a cash payment equal to the amount by which the per share merger consideration exceeds the exercise price for each share of NitroMed common stock underlying the options, less applicable taxes.

  Following consummation of the merger, Deerfield Management and NitroMed will arrange for a letter of transmittal to be sent to each of NitroMed's stockholders. The merger consideration will be paid to each stockholder once that stockholder submits the letter of transmittal, properly endorsed stock certificates and any other required documentation.

Q:    Am I entitled to appraisal rights?

A:
Under the General Corporation Law of the State of Delaware, holders of NitroMed common stock who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for an appraisal prior to the vote on the adoption of the merger agreement and they comply with the Delaware law procedures explained in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a stockholder would be entitled to receive under the terms of the merger agreement. For additional information about appraisal rights, see "Appraisal Rights" beginning on page 65 of this proxy statement.

Q:    What is NitroMed's board of directors' recommendation with respect to the proposed merger?

A:
After careful consideration and based on the recommendation of a committee of disinterested directors, the board of directors has approved the merger with Deerfield Management and has determined that the merger and the merger agreement are advisable, fair to and in the best interests of NitroMed and its stockholders. Accordingly, the board of directors recommends that stockholders vote "FOR" the adoption of the merger agreement.

Q:    Why does NitroMed's board of directors recommend that I vote to adopt the merger agreement?

A:
NitroMed's board of directors recommends you vote "FOR" the adoption of the merger agreement because it believes that the merger is in the best interests of NitroMed's stockholders. NitroMed's board of directors considered many factors in deciding to recommend the adoption of the merger agreement, including, but not limited to, the price to be paid, the strategic alternative evaluation process, NitroMed's prospects, the fact that the merger, because it is solely for cash consideration, provides certainty as to the value of the consideration to be received in the proposed transaction and as to the timing for payments to NitroMed's stockholders and the terms and conditions of the merger agreement. The board of directors also considered and balanced against the potential benefits of the merger certain adverse factors. After considering these factors, the board of directors concluded that the merger with Deerfield Management was a superior proposal to each and both of the proposed asset sale to JHP and the proposed merger with Archemix, and was the best alternative for maximizing value to stockholders. To review the board's reasons for recommending the merger, see the section entitled "The Merger — Reasons for the Merger; Recommendation of NitroMed's Board of Directors" on pages 35 through 38 of this proxy statement.

Q:    Will the merger be a taxable transaction to me?

A:
If you are a U.S. holder of NitroMed common stock, the merger will be a taxable transaction to you. For U.S. federal income tax purposes, your receipt of cash in exchange for your shares of NitroMed common stock generally will cause you to recognize a gain or loss measured by the difference, if any, between the cash you receive pursuant to the merger and your adjusted tax basis in your shares. If you are a non-U.S. holder of NitroMed common stock, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States. See the section entitled "The Merger — Material U.S. Federal Income Tax Consequences" on pages 49 through 51 of this proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor on how specific tax consequences of the merger, including the federal, state, local and/or non-U.S. tax consequences, apply to you.

Q:    What vote is required to adopt the merger agreement?

A:
The proposal to adopt the merger agreement requires the affirmative vote of holders of a majority of NitroMed's outstanding shares. An abstention or broker non-vote will have the effect of a vote against the proposal to adopt the merger agreement.

  In connection with the execution of the merger agreement, NitroMed entered into stockholder voting agreements with two of the Deerfield Management funds and with funds affiliated with HealthCare Ventures LLC that together own or control an aggregate of approximately 18% of NitroMed's common stock. Pursuant to the stockholder voting agreements, each of the funds agreed to vote its shares of NitroMed common stock in favor of the adoption of the merger agreement and against the approval or adoption of any alternative transactions. Each of the funds agreed not to transfer its shares of NitroMed common stock prior to the expiration of the voting agreement. The HealthCare Ventures LLC funds granted to Deerfield Management a proxy to vote HealthCare Ventures' shares of NitroMed common stock in favor of adoption of the merger agreement and the Deerfield Management funds granted to NitroMed a proxy to vote their shares of NitroMed common stock in favor of the adoption of the merger agreement.

  One of NitroMed's directors, John Littlechild, is affiliated with the HealthCare Ventures funds that entered into the stockholder voting agreement. The form of stockholder voting agreement entered into with the Deerfield Management funds is attached to this proxy statement as Annex B-1 and the stockholder voting agreement entered into with funds affiliated with HealthCare Ventures is attached to this proxy statement as Annex B-2.

Q:    When is the merger expected to be completed?

A:
NitroMed is working towards completing the merger as soon as possible. NitroMed currently expects to complete the merger in the second quarter of 2009 following satisfaction or waiver of all the conditions to the merger, including adoption of the merger agreement by NitroMed's stockholders at the special meeting.

Q:    What will happen if the merger is not completed?

A:
In the event that the merger is not completed for any reason, NitroMed will review all options for continuing operations, including seeking to identify and effect an alternative business combination, the sale of assets or another similar strategic transaction or transactions. However, there can be no assurance that NitroMed will be able to consummate such an alternative transaction on favorable terms, if at all, or that a third party would offer to purchase NitroMed or its assets for a price equal to or greater than the price proposed to be paid by Deerfield Management in the merger. If NitroMed is unable to successfully consummate one or more alternative strategic transactions relating to its business, NitroMed may not have sufficient capital to execute on its business plan and could be required to significantly curtail or cease its operations through the possible liquidation of NitroMed and distribution of its assets.

Q:    What do I need to do now?

A:
NitroMed urges you to read this proxy statement carefully, including its annexes, and to consider how the proposed merger affects you.

  You may provide your proxy instructions in one of three different ways. First, you can mail your signed proxy card in the enclosed return envelope. Alternatively, you can provide your proxy instructions via touch-tone telephone by dialing the toll-free telephone number on your proxy card or voting instruction form. You may also provide your proxy instructions via the Internet by following the instructions on your proxy card or voting instruction form.

  Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the special meeting of stockholders.

Q:    What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions will have the same effect as voting against the adoption of the merger agreement, and your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, unless you attend the meeting and vote in person.

Q:    May I vote in person?

A:
If your shares of NitroMed common stock are registered directly in your name with NitroMed's transfer agent, you are considered, with respect to those shares, the stockholder of record, and the proxy materials and proxy card are being sent directly to you. If you are a NitroMed stockholder of record, you may attend the special meeting of stockholders to be held on                          , 2009 and vote your shares in person, rather than signing and returning your proxy.

  If your shares of common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in "street name," and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the special meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:    If my NitroMed shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker.

Q:    May I change my vote after I have submitted a proxy or provided proxy instructions?

A:
Stockholders of record, other than those stockholders who have executed a voting agreement and irrevocable proxy, may change their vote at any time before their proxy is voted at the special meeting. Stockholders of record, other than stockholders who have executed a voting agreement and irrevocable proxy, can do this in one of three ways. First, a stockholder of record can send a written notice stating that the stockholder would like to revoke its proxy. Second, a stockholder of record can submit new, later dated proxy instructions either on a new proxy card, by telephone or via the Internet. Third, a stockholder of record can attend the special meeting and vote in person. Attendance at the special meeting alone will not revoke a proxy. If a stockholder of record has instructed a broker to vote its shares, the stockholder must follow directions received from its broker to change those instructions.

Q:    Who is paying for this proxy solicitation?

A:
NitroMed will pay the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. NitroMed has engaged The Altman Group, a proxy solicitation firm, to solicit proxies from stockholders. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of NitroMed common stock for the forwarding of solicitation materials to the beneficial owners of common stock. NitroMed will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Q:    Should I send in my NitroMed stock certificates now?

A:
No. Shortly after the merger is completed, you will receive a letter of transmittal from the paying agent with written instructions for exchanging your NitroMed stock certificates for the merger consideration. You must return your NitroMed stock certificates as described in those instructions. You will receive your cash payment from the paying agent as soon as practicable after the paying agent receives your NitroMed stock certificates and any completed documents required in the instructions. PLEASE DO NOT SEND YOUR NITROMED STOCK CERTIFICATES NOW.

Q:    Who can help answer my questions?

A:
If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact either:

The Altman Group 1200 Wall Street West, 3rd Floor Lyndhurst, NJ 07071 (201) 806-7300 (800) 249-7120 (toll free)	NitroMed, Inc. Attn: Corporate Secretary 45 Hayden Avenue, Suite 3000 Lexington, Massachusetts 02421 (781) 266-4000

SUMMARY

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the merger and the other proposals being considered at the special meeting, you should read this entire proxy statement carefully, including the merger agreement, attached as Annex A, the opinion of Cowen and Company, LLC regarding the consideration to be received by holders of NitroMed's common stock in the merger, attached as Annex C, and the other documents to which you are referred herein. See "Where You Can Find More Information" on page 75 of this proxy statement. Page references are included in parentheses to direct you to a more detailed description of the topics presented in this summary.

 Information about the Parties

  NitroMed, Inc.
  45 Hayden Avenue
  Suite 3000
  Lexington, Massachusetts 02421
  (781) 266-4000

        NitroMed is the maker of BiDil®, which is indicated for the treatment of heart failure in self-identified black patients as an adjunct to current standard therapies. BiDil is an orally administered fixed-dose combination of isosorbide dinitrate and hydralazine hydrochloride. The U.S. Food and Drug Administration, or FDA, approved BiDil in June 2005 and NitroMed commercially launched BiDil in July 2005. In January 2008, NitroMed discontinued active promotional activities for BiDil based upon NitroMed's determination that the successful commercialization of BiDil requires a magnitude of resources that it could not allocate to the program, as well as NitroMed's plans to conserve cash in order to pursue the development of an extended release formulation of BiDil, known as BiDil XR™. BiDil is an orally administered medicine that is presently dosed three times daily. In connection with NitroMed's efforts to develop BiDil XR as a once-daily formulation, NitroMed has conducted bioequivalence and pharmacodynamic studies comparing BiDil XR to the current formulation of BiDil and, based upon its communications with the FDA, expects that its proposed plan could support FDA approval to commercialize BiDil XR, if bioequivalence is demonstrated. The bioequivalence study design compares the pharmacokinetics of the BiDil XR formulation to the pharmacokinetics of BiDil. Pharmacokinetics refers to the manner in which the body absorbs, distributes, metabolizes and excretes the study drug.

        In connection with its past research and development programs, NitroMed also generated intellectual property rights with respect to its nitric oxide enhancing technologies. NitroMed is seeking to divest these proprietary technologies through a sale of assets, exclusive license or otherwise. NitroMed does not have any plans to conduct further research with respect to these technologies.

        NitroMed®, BiDil® and NitroMed's logo "N" are registered trademarks of NitroMed. In addition, NitroMed has filed a trademark application for BiDil XR™. Other trademarks and service marks appearing in this proxy statement are the property of their respective holders.

  Deerfield Private Design Fund, L.P.
  Deerfield Private Design International, L.P.
  Deerfield Special Situations Fund, L.P.
  Deerfield Special Situations Fund International Limited
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        Deerfield Management and its affiliates are investors in over 100 healthcare companies and employ a large investment staff globally focused solely on the evaluation of equities in publicly traded and privately held companies in healthcare and related industries.

  NTMD Parent Acquisition Corp.
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        NTMD Parent Acquisition Corp., a corporation organized under the laws of the State of Delaware, was formed on January 21, 2009 for the sole purpose of completing the merger with NitroMed. NTMD Parent Acquisition Corp.'s owners currently consist of Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited. NTMD Parent Acquisition Corp. has not engaged in any business except in anticipation of the merger.

  NTMD Acquisition Corp.
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        NTMD Acquisition Corp., a corporation organized under the laws of the State of Delaware, is a wholly owned subsidiary of NTMD Parent Acquisition Corp. NTMD Acquisition Corp. was formed for the sole purpose of completing the merger with NitroMed. This is the only business of NTMD Acquisition Corp.

The Merger (see page 21)

        Upon the terms and subject to the conditions of the merger agreement, NTMD Acquisition Corp. will be merged with and into NitroMed, and each holder of shares of NitroMed common stock will be entitled to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing, for each share of NitroMed common stock held immediately prior to the merger (other than shares owned by NTMD Acquisition Corp. or NitroMed or held by stockholders who are entitled to and who properly exercise appraisal rights in connection with the proper procedures under the General Corporation Law of the State of Delaware) upon surrender of his, her or its stock certificate(s). As a result of the merger, NitroMed will cease to be a publicly traded company and will become a wholly owned subsidiary of NTMD Parent Acquisition Corp. The merger agreement is attached as Annex A to this proxy statement. Please read it carefully.

The Special Meeting (see page 17)

        The special meeting will be held on                                    , 2009, starting at 10:00 a.m., local time at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. At the special meeting, you will be asked to consider and vote upon proposals to adopt the merger agreement, to adjourn the meeting, if necessary, to permit the further solicitation of proxies, and to act on other matters and transact other business, as may properly come before the meeting.

Record Date (see page 17)

        If you owned shares of NitroMed common stock at the close of business on                                                   , 2009, the record date for the special meeting, you are entitled to notice of and to vote at the special meeting. You have one vote for each share of NitroMed common stock that you owned on the record date. As of the close of business on the record date, there were                                      shares of NitroMed common stock outstanding and entitled to be voted at the special meeting.

Vote Required and Stockholder Voting Agreements (see page 19)

        Adoption of the merger agreement requires the affirmative vote of the holders of a majority of NitroMed's outstanding shares of common stock entitled to vote at the special meeting. The proposal to adjourn the meeting, if necessary, to solicit additional proxies requires the affirmative vote of a majority of the shares present and entitled to vote.

        In connection with the execution of the merger agreement, NitroMed entered into stockholder voting agreements with two of the Deerfield Management funds and with funds affiliated with HealthCare

Ventures LLC that together own or control an aggregate of approximately 18% of NitroMed's common stock. Pursuant to the stockholder voting agreements, each of the funds agreed to vote its shares of NitroMed common stock in favor of the adoption of the merger agreement and against the approval or adoption of any alternative transactions. Each of the funds agreed not to transfer its shares of NitroMed common stock prior to the expiration of the voting agreement. The HealthCare Ventures LLC funds granted to Deerfield Management a proxy to vote HealthCare Ventures' shares of NitroMed common stock in favor of adoption of the merger agreement and the Deerfield Management funds granted to NitroMed a proxy to vote their shares of NitroMed common stock in favor of the adoption of the merger agreement. One of NitroMed's directors, John Littlechild, is affiliated with the HealthCare Ventures funds that entered into the stockholder voting agreement. The form of stockholder voting agreement entered into with the Deerfield Management funds is attached to this proxy statement as Annex B-1 and the stockholder voting agreement entered into with funds affiliated with HealthCare Ventures is attached to this proxy statement as Annex B-2.

Voting (see page 17)

        You may grant a proxy by completing and returning the enclosed proxy card or through the Internet or by telephone following the instructions on the enclosed proxy card. If you hold your shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee.

Quorum (see page 19)

        A quorum of NitroMed's stockholders is necessary to have a valid meeting of stockholders. The required quorum for the transaction of business at the special meeting is the presence (in person or represented by proxy) of holders representing a majority of the shares of NitroMed common stock issued, outstanding and entitled to vote at the special meeting. Both abstentions and broker "non-votes" will be counted as present for purposes of determining the existence of a quorum. In the event that a quorum is not present at the special meeting, NitroMed currently expects that it will adjourn the special meeting to solicit additional proxies.

Revocation of Proxies (see page 18)

        You may revoke your proxy at any time before it is voted. If you have not submitted a proxy through your broker or nominee, you may revoke your proxy by:

  •
  submitting another properly completed proxy bearing a later date;

  •
  giving written notice of revocation to the corporate Secretary of NitroMed; or

  •
  voting in person at the special meeting.

        Simply attending the special meeting will not constitute revocation of your proxy. If you wish to revoke your previously submitted proxy at the special meeting, you must deliver a completed proxy card with a later date in person or complete a ballot to be made available at the special meeting. If your shares are held in street name, you should follow the instructions of your broker or nominee regarding revocation of proxies.

Recommendation of NitroMed's Board of Directors (see page 35)

        After careful consideration and based on the recommendation of a committee of disinterested directors, the board of directors has approved the merger and has determined that the merger and the merger agreement are advisable, fair to and in the best interests of NitroMed and its stockholders. Accordingly, the board of directors recommends that stockholders vote "FOR" the adoption of the merger agreement.

Reasons for the Merger and Recommendation of NitroMed's Board of Directors (see page 35)

        In evaluating the merger transaction with Deerfield Management, NitroMed's board of directors consulted with management, a special committee of disinterested directors, and NitroMed's legal, financial and other advisors, and, in the course of reaching its determination to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, NitroMed's board of directors reviewed a significant amount of information and considered a number of factors, including the following:

  •
  the value of the consideration to be received by NitroMed stockholders pursuant to the merger agreement, as well as the fact that stockholders will receive the consideration in cash, which provides certainty of value to stockholders compared to a transaction in which they would retain stock in a research and development stage company;

  •
  the likelihood and expected timing of consummating the merger with Deerfield Management and the receipt of the merger consideration by NitroMed stockholders compared to uncertainties with respect to the amount and timing of payments to stockholders in connection with a possible liquidation of NitroMed and distribution of its assets;

  •
  the fact that the $0.80 per share in cash (assuming no adjustments to the amount of the merger consideration based on, among other things, NitroMed's net cash balance at closing) to be paid as consideration in the merger represents a premium of 220% over the closing price of NitroMed's common stock on October 22, 2008, the last full trading day before the public announcement of the subsequently terminated JHP purchase and sale agreement, a premium of 158% over the closing price of NitroMed's common stock on November 18, 2008, the last full day of trading before the public announcement of the subsequently terminated Archemix merger agreement, a premium of 371% over the closing price of NitroMed's common stock on December 3, 2008, the last full trading day before the announcement of Deerfield Management's first unsolicited written proposal to acquire NitroMed, and a 25% premium over the closing price of NitroMed's common stock on January 26, 2009, the last full trading day before the announcement of the proposed merger with Deerfield Management;

  •
  the board of director's belief that the terms and conditions of the Deerfield Management merger agreement were superior to the terms and conditions of both the JHP purchase and sale agreement and the Archemix merger agreement and more favorable to NitroMed's stockholders than any other alternative reasonably available to NitroMed and its stockholders;

  •
  historical and current information concerning NitroMed's business, including the discontinuation of active promotional activities for BiDil, and negative trends in its financial condition, operations and competitive position;

  •
  current financial market conditions, and historical market prices, volatility and trading information with respect to NitroMed's common stock;

  •
  NitroMed's limited prospects if it were to remain an independent, standalone company as a result of factors such as the discontinuation of active promotional activities for BiDil;

  •
  the active evaluation of strategic alternatives in which NitroMed had contact with over 80 parties to assess potential interest and received preliminary indications of interest for the sale of the entire company or for the sale of all or substantially all of NitroMed's assets from several parties;

  •
  NitroMed's ability under the terms of the merger agreement with Deerfield Management to continue to pursue the potential sale of NitroMed's nitric-oxide research technology platform, and the fact that under the terms of the merger agreement, if NitroMed completes the sale of its nitric-oxide technology platform before the closing of the merger, the aggregate amount of the merger consideration that NitroMed stockholders will be entitled to receive upon completion of the merger will be increased by the amount of the proceeds from such sale, not to exceed €2 million;

  •
  the recommendation of a special committee of disinterested directors that had been actively involved in the evaluation of strategic alternatives available to NitroMed, including the consideration and evaluation of the JHP purchase and sale agreement and the Archemix merger agreement and the subsequent termination of those agreements;

  •
  the financial analyses of Cowen and Company, LLC (including the assumptions and methodologies underlying the analyses) and the opinion of Cowen addressed to the board of directors, which is attached to this proxy statement as Annex C and which you should read carefully in its entirety, that as of

    January 27, 2009, the consideration to be paid to the holders of NitroMed common stock in the merger was fair, from a financial point of view, to NitroMed's stockholders;

  •
  the likelihood that the merger will be consummated, in light of Deerfield Management's financial capability and the absence of any financing condition to Deerfield Management's obligations to complete the merger;

  •
  the fact that under Delaware law, NitroMed stockholders who do not vote in favor of the adoption of the merger agreement and comply with other specified procedures have the right to demand an appraisal of the fair value for their shares by the Delaware Court of Chancery and to be paid such fair value in cash; and

  •
  the terms and conditions of the merger agreement, including the go-shop provisions of the merger agreement that allow NitroMed to solicit, negotiate and evaluate competing acquisition proposals during a go-shop period that ends on February 26, 2009 and the ability of NitroMed, after the go-shop period and under certain limited circumstances, to furnish information to and conduct negotiations with a third party and, upon the reimbursement by NitroMed to Deerfield Management of up to $750,000 in documented fees and expenses in connection with the merger agreement, to withdraw its recommendation of the merger or to terminate the merger agreement in order to accept a superior proposal.

Opinion of Cowen and Company, LLC (see page 38)

        In connection with the proposed merger, the NitroMed board of directors received a written opinion dated January 26, 2009 of Cowen and Company, LLC, or Cowen, NitroMed's financial advisor, as to the fairness, from a financial point of view, of the merger consideration to be received by NitroMed stockholders pursuant to the merger agreement. The full text of the Cowen opinion is attached to this proxy statement as Annex C. You are encouraged to read this opinion carefully and in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. Cowen delivered its opinion to the NitroMed board of directors in connection with the NitroMed board's review of the merger agreement and the proposed merger, and the opinion addresses only the fairness, from a financial point of view, of the merger consideration to be received by NitroMed stockholders pursuant to the merger agreement. The opinion does not address any other aspect of the proposed merger and does not constitute any recommendation to any stockholder as to how any stockholder should vote at the special meeting or otherwise act.

 Conditions to the Merger (see page 61)

        NitroMed and Deerfield Management will not complete the merger unless a number of conditions are satisfied or waived. These conditions include:

  •
  NitroMed stockholders must have adopted the merger agreement;

  •
  the absence of any order or injunction preventing the consummation of the merger or law or rule that has the effect of making the consummation of the merger illegal;

  •
  all governmental authorizations and other consents required to be obtained in connection with the merger must have been obtained;

  •
  any waiting period applicable to the consummation of the merger under any applicable U.S. or material applicable foreign antitrust requirements must have expired or been terminated;

  •
  NitroMed's final net cash calculation must have been determined in accordance with the terms of the merger agreement;

  •
  the truth and correctness of NitroMed's and Deerfield Management's representations and warranties set forth in the merger agreement; and

  •
  the performance, in all material respects, by each of NitroMed and Deerfield Management of its covenants and obligations under the merger agreement.

 Go-Shop Period (see page 57)

        From January 27, 2009 until 11:59 p.m. (New York City time) on February 26, 2009, which period is referred to as the go-shop period, NitroMed, its subsidiaries and their respective representatives had the right under the merger agreement to:

  •
  initiate, solicit and encourage acquisition proposals (as defined below); and

  •
  enter into and maintain discussions or negotiations with respect to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

During the go-shop period, NitroMed had the right to provide non-public information concerning NitroMed or its subsidiaries pursuant to one or more confidentiality agreements; provided, that NitroMed had to promptly provide to Deerfield Management any material non-public information that was provided to any third party and which had not previously been provided to Deerfield Management. NitroMed agreed to keep Deerfield Management informed regarding any negotiations with third parties.

        As used in the merger agreement, an acquisition proposal means, in each case other than an offer or proposal made by Deerfield Management or an offer or proposal relating to the divestiture of NitroMed's nitric-oxide based research technology platform, any offer or proposal relating to or involving:

  •
  any merger, consolidation, amalgamation, share exchange, business combination, issuance or acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or similar transaction (1) in which NitroMed is a constituent corporation, (2) in which any individual, entity, governmental entity, or "group," as defined under applicable securities laws, directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of NitroMed or (3) in which NitroMed or any of its subsidiaries issues securities representing more than 15% of the outstanding voting securities of any class of voting securities or any of its subsidiaries;

  •
  any sale, lease, exchange, transfer, license, acquisition or disposition of any business or assets that constitute 15% or more of the consolidated net revenues, net income or book value of the assets of or fair market value of the assets of NitroMed or its subsidiaries, taken as a whole; and

  •
  any liquidation or dissolution of NitroMed.

No Solicitation (see page 58)

        Subject to the exceptions contained in the merger agreement described below, at the expiration of the go-shop period, NitroMed has agreed that it will not, nor will NitroMed authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its subsidiaries, and it will use its commercially reasonable efforts to cause its and its subsidiaries' non-officer employees and other agents not to, and will not authorize any of them to, directly or indirectly:

  •
  solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of, any acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  furnish to any person any information with respect to it in connection with or in response to an acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  engage in discussions or negotiations with respect to any acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  approve, endorse or recommend an acquisition proposal; or

  •
  execute or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to an acquisition proposal.

        However, prior to the adoption of the merger agreement by NitroMed's stockholders, NitroMed may furnish information, and may enter into discussions or negotiations with, any third party in response to a superior offer (as defined below) or a bona fide, unsolicited written acquisition proposal made or received after the date of the merger agreement that is reasonably likely to result in a superior offer that is submitted to NitroMed if:

  •
  neither NitroMed nor any representative of NitroMed has breached the no solicitation provisions of the merger agreement described above;

  •
  NitroMed's board of directors concludes in good faith, based on the advice of outside legal counsel, that the failure to take such action is reasonably likely to result in a breach of the fiduciary duties of such board of directors under applicable legal requirements;

  •
  NitroMed gives Deerfield Management at least three business days' prior notice of the identity of the third party and of NitroMed's intention to furnish information to, or enter into discussions or negotiations with, such third party before furnishing any information or entering into discussions or negotiations with such person;

  •
  NitroMed receives from the third party an executed confidentiality agreement containing provisions at least as favorable to such party as those contained in the confidentiality agreement between Deerfield Management and NitroMed; and

  •
  at least three business days prior to the furnishing of any information to a third party, NitroMed furnishes the same information to Deerfield Management to the extent not previously furnished.

        As used in the merger agreement, a superior offer means an unsolicited, bona fide written offer made by a third party to enter into:

  •
  a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either:

  •
  NitroMed's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction, or the ultimate parent entity thereof, or

  •
  in which a person or "group," as defined under applicable securities laws, directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of NitroMed's capital stock; or

  •
  a sale, lease, exchange, transfer, license, acquisition or disposition of any business or other disposition of at least 50% of the assets of NitroMed or its subsidiaries, taken as a whole, in a single transaction or a series of related transactions that (1) was not obtained or made as a direct or indirect result of a breach of the merger agreement, and (2) is on terms and conditions that the board of directors of NitroMed determines in its good faith judgment, after obtaining and taking into account such matters as its board of directors deems relevant following consultation with its outside legal counsel and financial advisor:

  •
  is more favorable, from a financial point of view, to NitroMed's stockholders than the terms of the merger; and

  •
  is reasonably capable of being consummated.

        An offer will not be a superior offer if any financing required to consummate the transaction contemplated by such offer is not committed, unless the NitroMed board of directors determines in good faith that any required financing is reasonably capable of being obtained by such third party or if the consummation of such transaction is contingent on any such financing being obtained.

        The merger agreement also provides that NitroMed will promptly advise Deerfield Management of the status and terms of, and keep the other party fully informed with respect to, any acquisition proposal or any inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal or any change or proposed change to that acquisition proposal or inquiry, indication of interest or request for information. In both cases, NitroMed may not terminate the merger agreement and the board of directors may not withhold, amend, withdraw or modify its recommendation unless NitroMed has provided Deerfield Management prior written notice at least four business days in advance of its intention to do so. In the case of a superior offer, NitroMed's notice must include a written summary with respect to the superior offer, including the material terms and conditions and the identity of the party making the superior offer, and NitroMed must contemporaneously provide a copy of the relevant proposed transaction agreements with the party making the superior offer. During the four business day notice period, NitroMed must take into account any changes to the financial and other terms of the merger agreement Deerfield Management may propose in order to determine whether or not the acquisition proposal may cease to constitute a superior offer.

Termination (see page 62)

        The merger agreement may be terminated at any time before the completion of the merger, whether before or, in some instances, after the adoption of the merger agreement by NitroMed's stockholders:

  •
  by mutual written consent duly authorized by the board of directors of NitroMed and the board of directors or general partners of the Deerfield Management entities;

  •
  by either NitroMed or Deerfield Management, if:

  •
  the merger has not been completed by June 30, 2009, provided that this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of the failure of the merger to be completed by such date and such action or failure to act constitutes a breach of the merger agreement;

  •
  a court of competent jurisdiction or other governmental entity has issued a final and nonappealable order, decree or ruling or taken any other action that permanently restrains, enjoins or otherwise prohibits the merger;

  •
  the required vote of NitroMed stockholders to adopt the merger agreement is not obtained at the meeting of NitroMed stockholders where such vote is taken, provided that NitroMed may not terminate the merger agreement pursuant to this provision if the failure to obtain the required vote of NitroMed stockholders to adopt the merger agreement was caused by the action or failure to act of NitroMed and such action or failure to act is a material breach of the merger agreement;

  •
  by Deerfield Management, if:

  •
  any of the following occur, each referred to as a NitroMed triggering event:

  •
  NitroMed's board of directors withholds, amends, withdraws or modifies its recommendation that NitroMed stockholders vote to adopt the merger agreement;

  •
  NitroMed fails to include in this proxy statement a recommendation of the NitroMed board of directors that NitroMed stockholders vote to adopt the merger agreement;

  •
  NitroMed's board of directors approves, endorses or recommends any acquisition proposal;

  •
  NitroMed fails to hold the NitroMed special meeting within 45 days after this proxy statement is first mailed to NitroMed stockholders, or

  •
  NitroMed enters into any letter of intent or similar document or any contract relating to any acquisition proposal, other than a confidentiality agreement permitted under the no solicitation provisions of the merger agreement;

  •
  NitroMed breaches any of its representations, warranties, covenants or other agreements set forth in the merger agreement or if any of NitroMed's representations or warranties has become inaccurate, in either case such that the conditions to the closing of the merger would not be satisfied as of the time of such breach or inaccuracy, provided that if such breach or inaccuracy is curable, then the merger agreement will not terminate as a result of a particular breach or inaccuracy until the earlier of the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy and NitroMed ceasing to exercise commercially reasonable efforts to cure such breach, if such breach has not been cured;

  •
  by NitroMed, if:

  •
  Deerfield Management, NTMD Parent Acquisition Corp. or NTMD Acquisition Corp. breaches any of their respective representations, warranties, covenants or other agreements set forth in the merger agreement or if any of their respective representations or warranties has become inaccurate, in either case such that the conditions to the closing of the merger would not be satisfied as of the time of such breach or inaccuracy, provided that if such breach or inaccuracy is curable, then the merger agreement will not terminate as a result of a particular breach or inaccuracy until the earlier of the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy and Deerfield Management ceasing to exercise commercially reasonable efforts to cure such breach, if such breach has not been cured;

  •
  the NitroMed board of directors has withheld, amended, withdrawn or modified its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement and, immediately prior to such termination, NitroMed has paid to Deerfield Management its documented fees and expenses incurred in connection with the merger agreement not to exceed $750,000; or

  •
  NitroMed enters into a definitive agreement with respect to a superior offer, if (1) NitroMed has not breached the no solicitation provisions of the merger agreement and NitroMed's board of directors has changed its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement and authorized NitroMed to enter into a definitive agreement for a superior offer, (2) NitroMed has paid to Deerfield Management its documented fees and expenses incurred in connection with the merger agreement, not to exceed $750,000, immediately prior to the termination of the merger agreement and (3) NitroMed enters into a definitive agreement to effect such superior offer immediately following such termination.

Termination Fees (see page 63)

        The merger agreement obligates NitroMed to pay to Deerfield Management up to $750,000 as reimbursement for documented fees and expenses incurred from and after January 9, 2009 associated with the merger agreement and transactions contemplated by the merger agreement, if:

  •
  the merger agreement is terminated by Deerfield Management because of a NitroMed triggering event;

  •
  the merger agreement is terminated by Deerfield Management because NitroMed has breached or failed to perform any representation, warranty, covenant or agreement set forth in the merger agreement, which breach or failure to perform would result in the failure of a condition to Deerfield Management's obligation to effect the merger being satisfied;

  •
  the merger agreement is terminated by NitroMed because (1) NitroMed's board of directors has withheld, amended, withdrawn or modified its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement or (2) NitroMed enters into a definitive agreement with respect to a superior offer; or

  •
  the merger agreement is terminated by either NitroMed or Deerfield Management because the required vote of NitroMed stockholders to adopt the merger agreement is not obtained at the meeting of NitroMed stockholder where such vote is taken.

Appraisal Rights (see page 65)

        Under Delaware law, if you do not vote for adoption of the merger agreement and prior to the adoption of the merger agreement at the special meeting you make a written demand and you strictly comply with the other statutory requirements of the General Corporation Law of the State of Delaware, you may elect to receive, in cash, the fair value of your shares of stock in lieu of the $0.80 per share merger consideration (subject to adjustment based on, among other things, NitroMed's net cash balance at closing) as determined by the Delaware Court of Chancery. This value could be more or less than, or the same as, the merger consideration.

        In order to exercise appraisal rights, a holder must demand and perfect the rights in accordance with Section 262 of the General Corporation Law of the State of Delaware, the full text of which is set forth in Annex D to this proxy statement. Your failure to follow the procedures set forth in Section 262 will result in the loss of your appraisal rights.

Material United States Federal Income Tax Consequences (see page 49)

        If the merger is completed, the exchange of common stock by NitroMed stockholders for the cash merger consideration will be treated as a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Because of the complexities of the tax laws, we advise you to consult your own personal tax advisors concerning the applicable federal, state, local, foreign and other tax consequences of the merger.

Stock Options (see page 54)

        The merger agreement provides that each option to purchase shares of NitroMed common stock outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested and including those options held by NitroMed's directors and executive officer, will be accelerated. Upon consummation of the merger, all such options not exercised prior to the merger will be converted automatically into the right to receive a cash payment, without interest, equal to the number of shares of NitroMed common stock subject to such option multiplied by the amount, if any, by which the per share merger consideration exceeds the exercise price of the option, less applicable taxes.

Interests of NitroMed's Directors and Executive Officer in the Merger (see page 46)

        NitroMed's directors and executive officer have interests in the merger that may be in addition to, or different from, the interests of NitroMed stockholders. For example, if the merger is completed, certain indemnification arrangements for NitroMed's directors and officers will be continued. The merger agreement provides that each holder of shares of NitroMed common stock, including NitroMed's directors and executive officer, will be entitled to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing, for each share of NitroMed common stock held immediately prior to the merger. The merger agreement also provides that each option to purchase shares of NitroMed common stock outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested and including those options held by NitroMed's directors and executive officer, will be accelerated. Upon consummation of the merger, all such options not exercised prior to the merger will be converted automatically into the right to receive a cash payment, without interest, equal to the number of shares of NitroMed common stock subject to such option multiplied by the amount, if any, by which the per share merger consideration exceeds the exercise price of the option, less applicable taxes.

        Following execution of the merger agreement, , NitroMed entered into a letter agreement with Kenneth M. Bate, NitroMed's President, Chief Executive Officer and Interim Chief Financial Officer, on February 23, 2009. The letter agreement clarifies that, immediately prior to the effective time of the closing of the merger, NitroMed will terminate Mr. Bate's employment without cause and, as a result of such termination, Mr. Bate will be entitled to the severance benefits specified in his pre-existing retention agreement with NitroMed.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which NitroMed refers you in this proxy statement, contain forward-looking statements about NitroMed's plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of NitroMed, the expected completion and timing of the merger, the anticipated amount of the merger consideration per share of NitroMed common stock to be received by NitroMed's stockholders pursuant to the merger, other information relating to the merger, information relating to NitroMed's consideration of strategic alternatives should the merger not be completed in a timely manner or at all, and any other statements about NitroMed management's future expectations, beliefs, goals, plans or prospects. You can identify these statements by words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "forecast," "potential," "contemplate," "could," "would," "may," "will" and "can" or similar words. You should read statements that contain these words carefully. They discuss NitroMed's future expectations or state other forward-looking information, and may involve known and unknown risks over which NitroMed has no control, including, without limitation:

  •
  the ability of NitroMed to complete the proposed merger;

  •
  the satisfaction of the conditions to consummate the merger, including the adoption of the merger agreement by NitroMed's stockholders;

  •
  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

  •
  the outcome of any legal proceeding that may be instituted against us or others following the announcement of the merger agreement;

  •
  the amount of the costs, fees, expenses and charges related to the merger;

  •
  adjustments to the per share merger consideration payable to NitroMed's stockholders in connection with the merger;

  •
  NitroMed's results of operations, financial condition and businesses, and the expected impact of the proposed merger on NitroMed's financial and operating performance; and

  •
  other risks detailed in our current filings with the U.S. Securities and Exchange Commission, which we refer to as the SEC, including our most recent filings on Forms 10-Q and 10-K.

        See "Where You Can Find More Information" on page 75 of this proxy statement. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. In addition, any forward-looking statements in this proxy statement represent NitroMed's views only as of the date of this proxy statement and should not be relied upon as representing NitroMed's views as of any subsequent date. NitroMed anticipates that subsequent events and developments will cause its views to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, NitroMed specifically disclaims any obligation to do so, expect as may be required by law, either as a result of new information, future events or otherwise.

THE SPECIAL MEETING

        NitroMed is furnishing this proxy statement to you, as a stockholder of NitroMed, as part of the solicitation of proxies by NitroMed's board of directors for use at the special meeting of stockholders and any adjournments or postponements of the special meeting.

Date, Time and Place

        The special meeting will be held at 10:00 a.m., local time, on                                       , 2009, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 60 State Street, Boston, Massachusetts 02109. This proxy statement is first being furnished to NitroMed stockholders on or about                                                   , 2009.

Purposes of the Special Meeting

        The purposes of the special meeting are to consider and act upon the following matters:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of January 27, 2009, by and among Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp., NTMD Acquisition Corp. and NitroMed, as described in this proxy statement, as it may be amended from time to time. A copy of the merger agreement is attached as Annex A to this proxy statement.

  2.
  To consider and vote upon an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to adopt the merger agreement.

        Stockholders will also consider and act on any other matters that may properly come before the NitroMed special meeting or any adjournment or postponement thereof.

        If you previously submitted a proxy in connection with the solicitation of proxies to approve the sale of substantially all of NitroMed's assets to JHP, that proxy is no longer valid, as the purchase and sale agreement with JHP has been terminated. You must submit a new proxy if you intend to vote in respect of the merger proposal described in this proxy statement.

Recommendation of NitroMed's Board of Directors

        Based on a recommendation of a committee of disinterested directors, the NitroMed board of directors has determined and believes that the merger and merger agreement described in this proxy statement are advisable, fair to, and in the best interests of NitroMed and its stockholders, and has approved the merger agreement. The NitroMed board of directors recommends that NitroMed stockholders vote "FOR" Proposal No. 1 to adopt the merger agreement.

        The NitroMed board of directors has determined and believes that adjourning the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to adopt the merger agreement is advisable, fair to, and in the best interests of, NitroMed and its stockholders and has approved such proposal. The NitroMed board of directors recommends that stockholders vote "FOR" Proposal No. 2 to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to adopt the merger agreement.

Record Date and Voting Power

        Only holders of record of NitroMed common stock at the close of business on the record date,                                                   , 2009, are entitled to notice of, and to vote at, the special meeting. There were approximately                          holders of record of NitroMed common stock at the close of business on the record date. Because many of such shares are held by brokers and other institutions on behalf of stockholders, NitroMed is unable to estimate the total number of stockholders represented by these record holders. At the close of business on the record date,                                      shares of NitroMed common stock were issued and outstanding. Each share of NitroMed common stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See "Principal Stockholders of NitroMed" on page 72 of this proxy statement for information regarding persons known to NitroMed's management to be the beneficial owners of more than 5% of the outstanding shares of NitroMed common stock.

Voting and Revocation of Proxies

        The proxy accompanying this proxy statement is solicited on behalf of the board of directors of NitroMed for use at the special meeting.

        If you are a stockholder of record of NitroMed as of the record date referred to above, you may vote in person at the special meeting or submit a proxy over the Internet, by telephone or using the enclosed proxy card. Whether or not you plan to attend the special meeting, NitroMed urges you to submit a proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already submitted a proxy.

        If your shares are registered directly in your name, you may submit a proxy or vote:

  •
  Over the Internet.  Go to the web site of NitroMed's tabulator, American Stock Transfer & Trust Company, LLC, at http://www.voteproxy.com and follow the instructions you will find there. You must specify how you want your shares voted or your Internet proxy cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

  •
  By Telephone.  Call 1-800-776-9437 toll-free from the United States or Canada and follow the instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone proxy cannot be completed. Your shares will be voted according to your instructions.

  •
  By Mail.  Complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope to American Stock Transfer & Trust Company. Your shares will be voted according to your instructions.

  •
  In Person at the Meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        If your shares are held in "street name" for your account by a bank broker or other nominee, you may provide voting instructions or vote:

  •
  Over the Internet or By Telephone.  You will receive instructions from your broker or other nominee if you are permitted to provide voting instructions over the Internet or by telephone.

  •
  By Mail.  You will receive instructions from your broker or other nominee explaining how to provide voting instructions your shares.

  •
  In Person at the Meeting.  Contact the broker or other nominee that holds your shares to obtain a broker's proxy card and bring it with you to the meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in "street name" at the meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

        All properly executed proxies that are not revoked will be voted at the special meeting and at any adjournments or postponements of the special meeting in accordance with the instructions contained in the proxy. If a stockholder executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted "FOR" Proposal No. 1 to adopt the merger agreement and "FOR" Proposal No. 2 to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the adoption of the merger agreement in accordance with the recommendation of the NitroMed board of directors.

        Any NitroMed stockholder of record submitting a proxy, other than those stockholders who have executed a voting agreement and irrevocable proxy, has the right to revoke the proxy at any time before the polls close at the special meeting by sending a written notice stating that it would like to revoke its proxy to the Secretary of NitroMed, by submitting a proxy again over the Internet or by telephone, by providing a duly executed proxy card bearing a later date than the proxy being revoked or by attending the special meeting and voting in person. Attendance alone at the special meeting will not revoke a proxy. A beneficial owner of NitroMed's stock that holds shares in "street name" must follow directions received form the bank, broker or other nominee that holds the shares to change its voting instructions.

Quorum and Required Vote

        The presence, in person or represented by proxy, at the special meeting of holders of a majority of the shares of NitroMed common stock outstanding and entitled to vote at the special meeting is necessary to constitute a quorum at the meeting. If NitroMed's stockholders do not vote by proxy or in person at the special meeting, the shares of common stock of such NitroMed stockholders will not be counted as present for the purpose of determining a quorum. If a quorum is not present at the special meeting, NitroMed expects that the special meeting will be adjourned to solicit additional proxies. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. A "broker non-vote" occurs when a broker is not permitted to vote because the broker does not have specific voting instructions from the beneficial owner of the shares.

        The affirmative vote of holders of a majority of the outstanding shares of NitroMed common stock as of the record date for the special meeting is required to approve Proposal No. 1 relating to the adoption of the merger agreement. A failure to submit a proxy card or vote at the NitroMed special meeting, or an abstention, vote withheld or "broker non-vote" for the proposal to adopt the merger agreement will have the same effect as a vote against the adoption of the merger agreement. The affirmative vote of the holders of a majority of NitroMed's common stock present and entitled to vote at the special meeting is required to approve the adjournment of the special meeting for the purpose of soliciting additional proxies to approve Proposal No. 1 relating to the adoption of the merger agreement. An abstention will have the same effect as a vote against the proposal to adjourn the special meeting for the purpose of soliciting additional proxies. A failure to submit a proxy card or vote at the special meeting or a "broker non-vote" will have no effect on the outcome of the proposal to adjourn the special meeting for the purpose of soliciting additional proxies.

        In connection with the execution of the merger agreement, NitroMed entered into stockholder voting agreements with two of the Deerfield Management funds and with funds affiliated with HealthCare Ventures LLC that together own or control an aggregate of approximately 18% of NitroMed's common stock. Pursuant to the stockholder voting agreements, each of the funds agreed to vote its shares of NitroMed common stock in favor of the adoption of the merger agreement and against the approval or adoption of any alternative transactions. Each of the funds agreed not to transfer its shares of NitroMed common stock prior to the expiration of the voting agreement. The HealthCare Ventures LLC funds granted to Deerfield Management a proxy to vote HealthCare Ventures' shares of NitroMed common stock in favor of adoption of the merger agreement and the Deerfield Management funds granted to NitroMed a proxy to vote their shares of NitroMed common stock in favor of the adoption of the merger agreement. One of NitroMed's directors, John Littlechild, is affiliated with the HealthCare Ventures funds that entered into the stockholder voting agreement. The form of stockholder voting agreement entered into with the Deerfield Management funds is attached to this proxy statement as Annex B-1 and the stockholder voting agreement entered into with funds affiliated with HealthCare Ventures is attached to this proxy statement as Annex B-2.

Solicitation of Proxies

        In addition to solicitation by mail, the directors, officers, employees and agents of NitroMed may solicit proxies from NitroMed's stockholders by personal interview, telephone, facsimile or other electronic means. NitroMed will pay the costs of the solicitation of proxies from stockholders. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of NitroMed common stock for the forwarding of solicitation materials to the beneficial owners of NitroMed common stock. NitroMed will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

        NitroMed has retained The Altman Group, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $8,500 plus reimbursement of out-of-pocket expenses.

 Delivery of Proxy Materials to Households Where Two or More Stockholders Reside

        As permitted by the Securities Exchange Act of 1934, which we refer to as the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless NitroMed stockholders have notified NitroMed of their desire to receive multiple copies of the proxy statement. This is known as householding.

        NitroMed will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies of this proxy statement should be directed to: NitroMed, Inc., Attention: Corporate Secretary, 45 Hayden Avenue, Suite 3000, Lexington, Massachusetts 02421.

Other Matters

        As of the date of this proxy statement, the NitroMed board of directors does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the special meeting, or any adjournment or postponement of the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

THE MERGER

Background of the Merger

        NitroMed's board of directors has from time to time in recent years engaged with senior management in strategic reviews and considered ways to enhance NitroMed's performance and prospects. These reviews have included consideration of potential transactions with third parties to further NitroMed's strategic objectives, and the potential benefits and risks of those transactions. These strategic reviews have on several occasions included informal exploratory discussions regarding potential financing transactions or strategic transactions, including possible co-promotion arrangements or business combinations, with other pharmaceutical and biotechnology companies.

Entry into the JHP Purchase and Sale Agreement and Archemix Merger Agreement

        On November 16, 2007, NitroMed's board of directors held a regularly scheduled meeting during which the board discussed NitroMed's strategic position and potential strategic opportunities, including a discussion of a potential liquidation of NitroMed and the distribution of its assets. The board also discussed the potential necessity of a restructuring of the company in light of the company's limited cash resources and the limited availability of additional financing to effectively promote BiDil and further the development of BiDil XR. The board of directors also established a strategy committee of the board, comprised of Zola Horovitz, Argeris Karabelas, Mark Leschly, John Littlechild and Christopher Sobecki, to review and consider potential restructuring and strategic options.

        On December 4, 2007, the strategy committee of the board of directors met to discuss NitroMed's planned December 10, 2007 meeting with the FDA regarding NitroMed's development plan for BiDil XR. The strategy committee also discussed NitroMed's potential strategic opportunities and the timing of a possible restructuring of the company, as well as the possible engagement of a financial advisor to assist NitroMed in reviewing its strategic alternatives.

        On December 19, 2007, the board of directors held a telephonic board meeting during which Kenneth Bate, NitroMed's President and Chief Executive Officer, provided an update on NitroMed's strategic opportunities and NitroMed's December 10, 2007 meeting with the FDA regarding the development of BiDil XR. The board of directors also discussed in detail a possible restructuring of the company to preserve available cash.

        On January 2, 2008, the strategy committee of the board of directors held a meeting to discuss NitroMed's potential strategic opportunities, the need for a restructuring of the company and the possible engagement of a financial advisor to assist NitroMed in reviewing its strategic alternatives.

        On January 9 and 13, 2008, the board of directors held telephonic board meetings to discuss the company's strategic position, NitroMed's recent meeting with the FDA regarding the development plan for BiDil XR and the potential restructuring of the company. After detailed discussion and consideration, the board of directors approved the discontinuation of active promotional activities for BiDil based upon its determination that NitroMed did not have, and would not be able to access through the equity or debt markets, sufficient resources to effectively commercialize BiDil and further develop BiDil XR and therefore would likely continue its unprofitable operations and risk exhausting its limited cash resources. The board of directors also delegated to a restructuring committee of the board, comprised of Mr. Bate, Robert Cohen, Dr. Karabelas, Mr. Leschly, Mr. Littlechild and Davey Scoon, authority to review and implement a restructuring plan for NitroMed and to engage a financial advisor to assist NitroMed in reviewing its strategic alternatives.

        On January 14, 2008, the restructuring committee of the board of directors met telephonically to further discuss and approve a restructuring plan to discontinue active promotional activities related to BiDil and eliminate approximately 80 positions to preserve available cash. The restructuring committee also approved the engagement of a financial advisor to more formally explore strategic alternatives. On January 14, 2008, NitroMed entered into an agreement with Cowen and Company, LLC, or Cowen, to engage Cowen as NitroMed's financial advisor in connection with a proposed transaction involving a merger, other combination, or other transaction involving the transfer of control of, or a majority interest in, NitroMed or a sale of all or substantially all of NitroMed's assets.

        In late January and in February 2008, at the direction of the board of directors, Cowen had contact with over 80 parties concerning possible interest in potential strategic transactions with NitroMed, including both strategic buyers and financial buyers.

        On March 14, 2008, the board of directors met for a regularly scheduled meeting. At the meeting, Mr. Bate and representatives of Cowen discussed with the board NitroMed's strategic alternatives, such as the sale of the company, a strategic business combination, the sale of NitroMed's assets or the liquidation of the company and distribution of its assets, and potential interested parties in a strategic transaction with NitroMed.

        In late March 2008 and early April 2008, representatives from NitroMed met with representatives from another public commercial-stage pharmaceutical company, which we refer to as Strategic Company A, to discuss a potential strategic business combination.

        On April 1, 2008, Mr. Bate had a telephonic conference call with the chief executive officer of a privately-held life sciences company, which we refer to as Strategic Company B, regarding a possible strategic business combination; and on April 11, 2008, representatives from NitroMed met with representatives of Strategic Company B to discuss due diligence matters and possible terms for a potential strategic transaction.

        On April 10 and 17 and May 2, 2008, representatives from NitroMed and Strategic Company A held meetings and conference calls to discuss due diligence matters relating to the BiDil and BiDil XR drug business, including intellectual property and regulatory matters. During this time, NitroMed conducted due diligence on Strategic Company A and reviewed its business and prospects.

        On April 18, 2008, representatives from NitroMed met with representatives from JHP, one of the parties contacted by representatives from Cowen, to discuss a possible strategic transaction. JHP conducted due diligence regarding NitroMed, the BiDil and BiDil XR drug business and related transaction matters through April and early May 2008.

        On April 24 and May 7, 2008, the strategy committee of the board of directors held telephonic meetings during which NitroMed's strategic position and a potential strategic business combination with Strategic Company A were discussed. During the meetings, Mr. Bate and representatives from Cowen discussed with the strategy committee the status of discussions with and due diligence on Strategic Company A since any contemplated strategic combination with Strategic Company A would involve NitroMed stockholders receiving Strategic Company A capital stock.

        On April 28, 2008, representatives from NitroMed met with representatives from JHP to discuss diligence matters and possible terms for the sale of the BiDil and BiDil XR drug business.

        On May 8, 2008, representatives from NitroMed held a telephonic conference call with representatives from another privately-held specialty pharmaceutical company, which we refer to as Strategic Company C, to discuss a possible strategic business combination.

        On May 13, 2008, NitroMed received a non-binding, preliminary proposal from JHP to purchase NitroMed's BiDil drug business in an asset transaction for $22 million in cash.

        On May 14, 2008, representatives from Strategic Company B met with Mr. Bate and one of NitroMed's board members to further discuss the terms of a possible business combination.

        On May 16, 2008, the strategy committee of the board of directors held a telephonic meeting to discuss JHP's proposal to purchase NitroMed's BiDil drug business, as well as the status of discussions with and due diligence on Strategic Company A. After discussion and consideration, the strategy committee determined that JHP's initial proposal reflected an inadequate valuation for the BiDil drug business and instructed Cowen to inform JHP of such determination. The strategy committee also discussed interest in a potential strategic transaction with Strategic Company B and authorized the company to enter into discussions with and conduct due diligence on Strategic Company B.

        On May 18, 2008, the strategy committee of the board of directors held a telephonic meeting to discuss potential transactions with Strategic Company A and Strategic Company B. After discussion and consideration of the due diligence materials relating to Strategic Company A, the strategy committee determined not to pursue a possible business combination with Strategic Company A because of uncertainties regarding, among other things, its capital structure and financial resources and its ability to consummate a transaction. The strategy committee also authorized the company to continue discussions with and due diligence on Strategic Company B and to enter into discussions regarding a possible strategic business combination with Strategic Company C.

        On May 29, 2008, Mr. Bate and other members of NitroMed's senior management met with representatives of Strategic Company C to further discuss a possible strategic business combination.

        Also on May 29, 2008, NitroMed received a revised non-binding proposal from JHP to purchase NitroMed's BiDil drug business for $24 million in cash, plus up to $1.3 million for the value of inventory to be sold.

        On or about May 30, 2008, representatives from Cowen were contacted by representatives from Archemix's financial advisor regarding the possibility of a potential business combination between NitroMed and Archemix, assuming the prior disposition of the BiDil and BiDil XR drug business. Later that day, a representative from Archemix telephoned Mr. Bate to discuss the possibility of and the parties respective interest in a potential business combination. During this telephone call, NitroMed and Archemix agreed to further discuss a potential business combination.

        On June 2, 2008, the strategy committee of the board of directors held a meeting to discuss the revised proposal from JHP to purchase the BiDil drug business. The strategy committee also discussed the proposed structure and terms for a potential merger transaction with Strategic Company B in which NitroMed would not sell the assets related to the BiDil drug business but rather would merge with Strategic Company B. In addition, the strategy committee discussed a possible indication of interest in a strategic transaction from Strategic Company C pursuant to which Strategic Company C would take NitroMed private. The strategy committee also discussed and considered, based on indications of interest received by NitroMed to date, whether the sale of NitroMed's BiDil and BiDil XR drug business, in conjunction with or followed by a potential business combination with a private company believed to have potential for growth as a public company based upon the resources that NitroMed would bring to such a transaction, would be the most favorable strategic transaction structure available to NitroMed. In addition, the strategy committee authorized NitroMed to enter into discussions with Archemix regarding a potential business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business in response to the inquiry received from Archemix.

        On June 3, 2008, NitroMed provided a non-binding term sheet to Strategic Company B regarding a possible merger of the two companies and requested additional due diligence materials from Strategic Company B. The term sheet set forth a proposed equity split of the combined entity, board representation and other basic transaction terms.

        On June 6, 2008, representatives from NitroMed met with representatives from Archemix to discuss the possibility of a potential business combination. At this meeting, each of NitroMed and Archemix presented summary information regarding its respective business and research and development activities.

        During the weeks of June 9 and June 16, 2008, NitroMed and Archemix and their respective advisors conducted diligence on each party's assets and businesses and engaged in multiple discussions with respect to the form and structure of a potential business combination between NitroMed and Archemix. During this time, representatives from NitroMed met with representatives from Archemix at Archemix's headquarters in Cambridge, Massachusetts to conduct due diligence on Archemix, including due diligence relating to Archemix's business, finances, research, clinical development, regulatory matters, business development, legal matters and intellectual property.

        On June 17, 2008, the strategy committee of NitroMed's board of directors held a telephonic meeting to discuss potential strategic transactions. After discussion and consideration, the strategy committee determined that the terms and transaction structures available for a business combination with Strategic Company C would not be favorable to NitroMed and its stockholders, and that NitroMed should not pursue further discussions with Strategic Company C. The strategy committee also determined that the terms of a potential merger transaction with Strategic Company B, including the post-merger ownership of the combined company, would not be favorable to NitroMed and its stockholders and that NitroMed should not pursue further discussions with Strategic Company B. At the meeting, Mr. Bate and representatives of Cowen also updated the committee on the status of discussions with JHP regarding the possible sale of the BiDil and BiDil XR drug business, as well as potential business combinations in conjunction with or following the sale of the BiDil and BiDil XR drug business with a private company that has potential for growth as a public company. Also on June 17, 2008, NitroMed provided a non-binding term sheet to another private company, which we refer to as Strategic Company D, regarding a possible merger of the two companies in conjunction with or following the sale of the BiDil and BiDil XR drug business and requested additional due diligence materials from Strategic Company D.

        On June 23, 2008, the strategy committee of NitroMed's board of directors held a telephonic meeting to discuss NitroMed's strategic alternatives. After discussion and consideration of NitroMed's strategic position and all of the strategic opportunities presented to NitroMed, the strategy committee determined that NitroMed should focus on the potential sale of the BiDil and BiDil XR drug business in conjunction with or followed by a business combination with a private company that has potential for growth as a public company. The strategy committee requested that Cowen provide information with respect to potential candidates, identified by NitroMed, with which to engage in a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. The strategy committee also discussed Archemix's potential interest in a strategic business combination conditioned upon the sale of the BiDil and BiDil XR drug business. In addition, on June 23, 2008, Mr. Bate met with representatives from JHP to discuss possible terms for the sale of the BiDil and BiDil XR drug business, including third party financing arrangements for the transaction.

        Also on June 23, 2008, NitroMed received a non-binding preliminary indication of interest from Archemix relating to a potential business combination in conjunction with or following NitroMed's sale of its BiDil and BiDil XR drug business. The non-binding preliminary indication of interest proposed a stock-for-stock merger, conditioned upon and following completion of the sale of the BiDil and BiDil XR drug business, in which Archemix securityholders would receive 75% of the shares of the combined company on a fully diluted basis and NitroMed securityholders would retain 25% of the shares of the combined company on a fully-diluted basis, assuming that NitroMed had a net cash balance at the closing of the merger of $45 million, with an adjustment in the ownership of NitroMed's securityholders for any variance in its net cash balance at closing.

        On June 25, 2008, NitroMed provided a revised, non-binding term sheet to Strategic Company D regarding a possible merger of the two companies in conjunction with or following the sale of the BiDil and BiDil XR drug business. On the same day, Mr. Bate met with representatives of Strategic Company D regarding the possible terms of the proposed merger.

        Also on June 25, 2008, Mr. Bate met with representatives of Archemix to discuss Archemix's June 23, 2008 non-binding indication of interest.

        On June 27, 2008, NitroMed received a revised non-binding indication of interest from Archemix relating to a potential business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. The revised non-binding indication of interest proposed that Archemix securityholders would receive 70% of the shares of the combined company on a fully-diluted basis and NitroMed securityholders would retain 30% of the shares of the combined company on a fully-diluted basis, with the other terms from Archemix's June 23, 2008 non-binding preliminary indication of interest unchanged.

        On June 30, 2008, the strategy committee of the NitroMed board of directors held a telephonic meeting. At the meeting, representatives of Cowen discussed information regarding potential candidates previously identified by NitroMed with which to engage in a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business based on criteria relating to the stage of development of the potential candidate and the anticipated cash resources and capital needs of the combined company, including Archemix and Strategic Company D.

        On July 2, 2008, the NitroMed board of directors held a telephonic board meeting to discuss the potential sale of the BiDil and BiDil XR drug business in conjunction with or followed by a business combination with a private company. Mr. Bate and the strategy committee provided updates regarding discussions with JHP for the potential sale of the BiDil and BiDil XR drug business and potential candidates with which to engage in a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. Following discussion and consideration, the board authorized NitroMed to continue discussions and negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business. Following discussion and consideration among the directors other than Drs. Douglas and Karabelas and Mr. Leschly, the remaining members of the board concluded that a proposed business combination with Strategic Company D did not represent a more favorable deal for NitroMed's stockholders than the terms offered by Archemix and authorized NitroMed to continue discussions with Archemix regarding a potential business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. The board of directors also changed the composition of the strategy committee so that it was comprised of three members of the board who did not have any economic or other interests in the parties with which NitroMed was discussing potential strategic transactions. The new members of the strategy committee were Dr. Horovitz, Mr. Scoon and Mr. Sobecki.

        On July 7, 2008, members of senior management of NitroMed and Archemix and their respective outside legal and financial advisors met at the offices of Archemix's legal advisor to discuss next steps in the negotiations for a potential merger in conjunction with or following the sale of the BiDil and BiDil XR drug business and the process for continued business, financial and legal due diligence.

        On July 22, 2008, NitroMed received a non-binding, preliminary proposal from Strategic Company A to acquire the BiDil and BiDil XR drug business for either (1) $15 million in cash, plus an 8% royalty on future BiDil and BiDil XR sales and milestone payments of up to $7 million or (2) a one time cash payment of $22 million, plus a milestone payment of up to $5 million relating to BiDil XR.

        On July 25, 2008, NitroMed received a revised written proposal from Strategic Company A to acquire the BiDil and BiDil XR drug business for $30 million in cash, subject to Strategic Company A obtaining financing for the transaction.

        In late July and early August 2008, Mr. Bate held a series of individual meetings with members of the Archemix board of directors to discuss a potential merger transaction between NitroMed and Archemix in conjunction with or following the sale of the BiDil and BiDil XR drug business. During these meetings, Mr. Bate discussed with these members of the Archemix board the potential merger transaction, due diligence regarding both Archemix and NitroMed and the operations of the combined company following a potential merger.

        On July 31, 2008, the strategy committee of the NitroMed board of directors held a telephonic meeting to discuss the status of the negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business and to review the July 22, 2008 proposal and July 25, 2008 revised proposal from Strategic Company A. The strategy committee discussed the financing contingency in Strategic Company A's proposal and questions regarding the sufficiency of Strategic Company A's financial resources to consummate its proposed transaction. After discussion, the strategy committee decided to continue discussions with Strategic Company A and to monitor developments with respect to Strategic Company A's capital resources to determine whether Strategic Company A would be able to obtain sufficient financial resources to consummate its proposed transaction. Mr. Bate and representatives of Cowen also updated the strategy committee on the status of discussions with Archemix regarding a potential merger in conjunction with or following the sale of the BiDil and BiDil XR drug business. Mr. Bate also informed the strategy committee that he had been approached by a member of the Archemix board of directors regarding the possibility of serving as the Chief Executive Officer of the combined company following a possible merger with Archemix. After discussion, the strategy committee was supportive of the possibility that Mr. Bate would serve as the Chief Executive Officer of the combined company, but the consensus of the strategy committee was that any discussions regarding the terms or conditions of Mr. Bate's service as the combined company's Chief Executive Officer should be deferred until after the terms of a definitive transaction agreement, if any, with Archemix were negotiated.

        On August 12, 2008, the strategy committee of the NitroMed board of directors held a telephonic meeting to discuss the status of negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business and negotiations with Archemix regarding a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. Mr. Bate and representatives of Cowen updated the strategy committee on discussions with Archemix, as well as on the efforts of Strategic Company A to restructure its existing debt to provide sufficient capital resources to consummate its proposed transaction with NitroMed.

        On August 20, 2008, the NitroMed board of directors held a telephonic board meeting. During the meeting, Mr. Bate and the strategy committee updated the board on the status of discussions and negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business. Mr. Bate and the strategy committee also updated the directors, other than Drs. Douglas and Karabelas and Mr. Leschly, on the status of discussions and negotiations with Archemix regarding a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. Mr. Bate also informed the board that he had been approached by a member of the Archemix board of directors regarding the possibility of serving as the Chief Executive Officer of the combined company following a possible merger with Archemix. The board of directors established a new special committee to replace the strategy committee. The new special committee was comprised of four members of the board who did not have any economic or other interests in the parties with which NitroMed was discussing potential strategic transactions: Dr. Horovitz, Mr. Littlechild, Mr. Scoon and Mr. Sobecki. The board delegated to the new special committee authority to, among other things, review, consider and determine the advisability of NitroMed's strategic transaction options, including the proposed sale of the BiDil and BiDil XR drug business and subsequent proposed business combination with a private company, and to make recommendations to the board of directors with respect to what, if any, action the board of directors should take with respect to any such strategic transactions.

        On August 25, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate and representatives of Cowen updated the committee regarding the status of discussions and negotiations with JHP for the sale of the BiDil and BiDil XR drug business and negotiations with Archemix regarding a business combination in conjunction with or promptly following the sale of the BiDil and BiDil XR drug business. The special committee also considered and discussed the interests that Mr. Bate and certain members of the board of directors may have in a transaction with Archemix. After discussion of the possibility of Mr. Bate serving as the Chief Executive Officer of the combined company following a possible merger with Archemix, the special committee determined that discussions regarding the terms or conditions of such service should be deferred until after the terms of a definitive transaction agreement, if any, were negotiated with Archemix and the special committee had thereafter authorized such discussions.

        On August 27, 2008, representatives of NitroMed and Archemix met to discuss the proposed terms and conditions of the merger of NitroMed and Archemix and the status of the merger negotiation process.

        On September 4, 2008, representatives from NitroMed and Archemix and their respective outside legal advisors met to negotiate the substantive terms and conditions of the merger agreement and the merger.

        On September 8, 2008, the special committee of the NitroMed board of directors held a meeting during which the special committee received management presentations from, and reviewed due diligence information relating to, Archemix. Also at the meeting, Mr. Bate and representatives from Cowen discussed with the special committee the status of negotiations with JHP regarding the asset purchase agreement and negotiations with Archemix regarding the merger agreement.

        On September 11, 2008, NitroMed received a further revised proposal from Strategic Company A to acquire NitroMed's BiDil and BiDil XR drug business for $28 million in cash, the funding of which would be provided by Deerfield Management subject to Strategic Company A and Deerfield Management reaching agreement upon the terms of such funding.

        On September 15, 2008, Strategic Company A revised its proposal for the purchase of the BiDil and BiDil XR drug business by increasing the purchase price to $30 million in cash, subject to Strategic Company A and Deerfield Management reaching agreement upon the terms under which Deerfield Management would provide funding for the transaction.

        On September 16, 2008, the special committee of the board of directors held a telephonic meeting to discuss and consider the September 11, 2008 and September 15, 2008 revised proposals from Strategic Company A. During the meeting, Mr. Bate also updated the special committee on the status of discussions and negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business and on the status of discussions and negotiations with Archemix regarding a merger in conjunction with or promptly following the asset sale.

        On September 24, 2008, the special committee of the board of directors held a telephonic meeting at which Mr. Bate updated the special committee on the status of negotiations with Strategic Company A and Deerfield Management, as well as continued negotiations with JHP and Archemix. Mr. Bate informed the special committee that JHP intended to revise its proposal to increase the purchase price for the BiDil and BiDil XR drug business to $24.5 million. Mr. Bate and representatives of Cowen also reviewed with the special committee Strategic Company A's and Deerfield Management's initial comments to, and negotiation of, the draft asset purchase agreement, as well as uncertainties relating to Strategic Company A's proposed financing arrangement with Deerfield Management.

        On October 8, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate and representatives of Cowen updated the special committee on the status of discussions and negotiations with JHP regarding the sale of the BiDil and BiDil XR drug business and discussions with Archemix regarding a business combination in conjunction with or promptly following the sale of the BiDil and BiDil XR drug business. Mr. Bate also updated the special committee on the status of discussions and negotiations regarding the proposal from Strategic Company A, noting the outstanding due diligence to be conducted, an extensive mark-up of the asset purchase agreement received from Strategic Company A and Deerfield Management on October 8, 2008, delays in resolving open negotiation issues relating to the asset purchase agreement and continued uncertainties relating to the ability of Strategic Company A and Deerfield Management to reach agreement upon the terms under which Deerfield Management would provide funding for the transaction.

        On October 13, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate informed the special committee that Strategic Company A had withdrawn its proposal to acquire NitroMed's BiDil and BiDil XR drug business, but that Deerfield Management had indicated that it may be willing to proceed with the proposal to acquire BiDil and BiDil XR drug business at a purchase price of $22 million or enter into discussions with NitroMed regarding a transaction to purchase the entire company. Mr. Bate and representatives of Cowen also discussed with the special committee continued concerns regarding uncertainties relating to Strategic Company A's financing for the proposed transaction and uncertainties relating to Strategic Company A's ability to complete the proposed transaction in a timely manner. The special committee then discussed the status of discussions and negotiations (1) with JHP relating to the sale of the BiDil and BiDil XR drug business and (2) with Archemix relating to a business combination in conjunction with or promptly following the sale of the BiDil and BiDil XR drug business. The special committee determined not to pursue further discussions with Strategic Company A because of its withdrawn acquisition proposal and not to continue further discussions with Deerfield Management because of the reduced purchase price proposed by it. After discussion, the special committee instructed management and Cowen to continue discussions and negotiations with JHP and Archemix.

        On October 17, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate updated the special committee on the status and timing of the negotiations with JHP relating to the sale of the BiDil and BiDil XR drug business, as well as with Archemix relating to a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. The special committee discussed the possibility of continuing to proceed with the sale of the BiDil and BiDil XR drug business and then, in the near future following the announcement of the asset sale, entering into a business combination with Archemix that may not be consummated until several weeks or months after the completion of the BiDil asset sale. After discussion and consideration, the special committee instructed management to continue discussions and negotiations with both JHP and Archemix to finalize the terms of both transactions as promptly as reasonably possible.

        On October 20, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate updated the special committee on the status and timing of the negotiations with JHP relating to the sale of the BiDil and BiDil XR drug business, as well as with Archemix relating to a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business. Mr. Bate informed the special committee that the negotiations of the terms and conditions of the sale of the BiDil and BiDil XR drug business to JHP were nearing completion, but that the negotiations with Archemix relating to a business combination in conjunction with or following the sale of the BiDil and BiDil XR drug business would require additional time and effort. After discussion and consideration, the special committee determined to proceed with the sale of the BiDil and BiDil XR drug business without an agreement for a subsequent business combination in order to increase the certainty that the sale of the BiDil and BiDil XR drug business would occur, and to avoid the risk that the negotiated terms and conditions of the sale of the BiDil and BiDil XR drug business would become less favorable. The special committee instructed management to finalize the terms and conditions of the sale of the BiDil and BiDil XR drug business to JHP as quickly as possible.

        On October 22, 2008, the special committee of the board of directors held a telephonic meeting to consider and recommend the approval of the proposed sale of the BiDil and BiDil XR drug business and vote on the asset purchase agreement and related matters. Later in the day on October 22, 2008, the board of directors held a special telephonic meeting to consider and approve the proposed sale of the BiDil and BiDil XR drug business to JHP. At the meeting of the board of directors, the board received reports on the status of the discussions with JHP, the resolution of open issues and the terms of the asset purchase agreement. Before the board approved the asset purchase agreement, the board considered and discussed the recommendations of the special committee, reviewed with representatives of WilmerHale the fiduciary duties of the board and the terms of the proposed asset purchase agreement and related agreements and received from Cowen its opinion to the board that, subject to various assumptions, qualifications and limitations, the consideration to be received by NitroMed pursuant to the asset purchase agreement was fair, from a financial point of view, to NitroMed. After the board approved the asset purchase agreement, NitroMed and JHP executed and delivered to each other the asset purchase agreement relating to the sale of the BiDil and BiDil XR drug business.

        On October 29, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate and representatives from Cowen updated the special committee on the status and timing of the negotiations with Archemix relating to a business combination following the sale of the BiDil and BiDil XR drug business. The special committee discussed the status of the proposed transaction with Archemix and the draft merger agreement and the effect that the then current market conditions could be expected to have on the proposed ownership split of the combined company. The special committee also considered and discussed potential alternatives to the proposed transaction with Archemix. One alternative considered and discussed was the liquidation of NitroMed and distribution of its assets. This discussion included a review of legal requirements relating to the dissolution of a public company, including the need to provide for resolution of contingent liabilities that may be related to the commercial sale of pharmaceutical products, the indemnification obligations under the agreement with JHP for the sale of the BiDil and BiDil XR drug business, and the timing and amount of cash that might be distributed in connection with any such liquidation. The special committee also considered and discussed other potential candidates with which to engage in a business combination following the sale of the BiDil and BiDil XR drug business, including the review of diligence on another private specialty pharmaceutical company, which we refer to as Strategic Company E. After discussion and consideration, the special committee determined that the proposed transaction with Archemix would be more favorable to NitroMed's stockholders than any other alternative then reasonably available to NitroMed and its stockholders, including a transaction with Strategic Company E, or the liquidation of NitroMed and distribution of its assets or a merger or other business combination with another private company. The special committee determined to proceed with the proposed transaction with Archemix and instructed NitroMed's management to seek a firm timetable for completion of the transaction.

        On November 5, 2008, representatives from NitroMed and Archemix and their respective outside legal advisors held a telephonic conference call to discuss the planned sale of the BiDil and BiDil XR drug business, the status of the proposed merger transaction and remaining open items in the draft merger agreement.

        On November 10, 2008, the special committee of the NitroMed board of directors held a telephonic meeting. During the meeting, Mr. Bate and representatives from Cowen updated the special committee on the status and timing of the negotiations with Archemix relating to a business combination following the sale of the BiDil and BiDil XR drug business and discussed remaining open issues with the special committee. Mr. Bate and representatives from Cowen also summarized for the special committee a review of the then current market conditions and other potential candidates for a business combination following the sale of the BiDil and BiDil XR drug business, as well as the potential liquidation of NitroMed and distribution of its assets. After discussion and consideration, the special committee determined that the proposed transaction with Archemix continued to be more favorable to NitroMed's stockholders than any other alternative then reasonably available to NitroMed and its stockholders given the expected cash balance available to NitroMed following the BiDil asset sale and cash needs of potential merger partners, including a merger or other business combination with another private company, or the liquidation of NitroMed and distribution of its assets. The special committee determined to proceed with the proposed transaction with Archemix and instructed NitroMed's management to complete the negotiations relating to the proposed transaction.

        On November 11, 2008, representatives from NitroMed and Archemix and their respective outside legal advisors met to resolve the remaining open issues in connection with the proposed merger, complete their due diligence review and negotiate the remaining substantive terms and conditions of the merger agreement, including the exchange ratios related to the transaction, adjustments to the equity allocations based on NitroMed's and Archemix's cash at closing, the ability of Archemix to enter into strategic collaborations between signing and closing, the parties' respective termination rights, the calculation of NitroMed's net cash at closing and NitroMed's required minimum net cash at closing.

        On November 17, 2008, the NitroMed special committee held a telephonic meeting to consider and recommend approval of the proposed merger between NitroMed and Archemix following the sale of the BiDil and BiDil XR drug business to JHP. The special committee also considered the potential liquidation of NitroMed and distribution of its assets, the timing and costs involved in effecting such a liquidation and a time value analysis of NitroMed's cash and ongoing liabilities. Later in the day on November 17, 2008, the NitroMed board of directors held a special telephonic meeting to consider and approve the proposed merger between NitroMed and Archemix following the sale of the BiDil and BiDil XR drug business to JHP. At the meeting of the board of directors, the board received reports on the status of the discussions with Archemix, the resolution of open issues and the terms of the Archemix merger agreement. Before the board approved the merger agreement, the board considered and discussed the recommendations of the special committee, reviewed with representatives of WilmerHale the fiduciary duties of the board and the terms of the proposed merger agreement and related agreements and received from Cowen its opinion to the board that, subject to various assumptions, qualifications and limitations, the consideration to be paid by NitroMed in the merger pursuant to the Archemix merger agreement was fair, from a financial point of view, to NitroMed. The board also considered the potential liquidation of NitroMed and distribution of its assets, and the uncertainties involved in determining the amount of cash that could reasonably be made available for distribution to holders of NitroMed common stock, as well as the uncertainty in determining the timing of any such payments in light of contingent liabilities. The board discussed the various contingent liabilities, including those related to the commercial sale of pharmaceutical products and the indemnification obligations under the agreement with JHP for the sale of the BiDil and BiDil XR drug business.

        After the close of trading markets on November 18, 2008, NitroMed and Archemix executed and delivered to each other the merger agreement relating to the merger of NitroMed and Archemix following the sale of the BiDil and BiDil XR drug business to JHP.

Acquisition Proposals from Deerfield Management

        On December 4, 2008, Deerfield Management publicly announced and NitroMed received directly an unsolicited written proposal from Deerfield Management, which beneficially owned approximately 12% of NitroMed's common stock at that time, to acquire NitroMed for $0.50 per share in cash. Also on December 4, 2008, NitroMed notified JHP and Archemix of the receipt of the unsolicited written proposal from Deerfield Management.

        On December 8, 2008, the special committee of the board of directors held a telephonic meeting to discuss and consider Deerfield Management's unsolicited proposal. Based on information then available to the special committee, the special committee believed that Deerfield's proposal was in lieu of NitroMed's proposed merger with Archemix but not in lieu of the proposed asset sale to JHP. After discussion and consultation with NitroMed's financial and legal advisors, the special committee determined that Deerfield Management's unsolicited written proposal was reasonably likely to result in an offer superior to the terms of the Archemix merger agreement and determined that the fiduciary duties of the board of directors required NitroMed to enter into discussions or negotiations with Deerfield Management. Accordingly, the special committee authorized NitroMed to enter into discussions and negotiations with Deerfield Management regarding its acquisition proposal upon Deerfield Management's execution of a confidentiality agreement and subject to the requirements of the no solicitation provisions of the Archemix merger agreement.

        On December 11, 2008, WilmerHale, on behalf of NitroMed, informed Deerfield Management that NitroMed would be prepared to provide information to and enter into discussions with Deerfield Management relating to its December 4, 2008 proposal upon the execution of a confidentiality agreement in the form delivered to Deerfield Management. WilmerHale also informed Deerfield Management of NitroMed's understanding that the unsolicited proposal was not intended to be in lieu of the asset sale to JHP, and that NitroMed had not considered Deerfield Management's proposal for the purposes of the purchase and sale agreement with JHP.

        On December 17, 2008, Deerfield Management publicly announced and NitroMed received directly from Deerfield Management a clarification that its offer to acquire NitroMed for $0.50 per share in cash was proposed in lieu of both the sale of the BiDil and BiDil XR drug business to JHP and the proposed merger with Archemix.

        On December 18, 2008, NitroMed notified JHP and Archemix of the receipt of the December 17, 2008 correspondence from Deerfield Management clarifying its offer to acquire NitroMed for $0.50 per share in cash.

        On December 20, 2008, the special committee of the board of directors held a telephonic meeting to discuss and consider Deerfield Management's clarified unsolicited proposal. After discussion and consultation with NitroMed's financial and legal advisors, the special committee determined that Deerfield Management's unsolicited written proposal was reasonably likely to result in an offer superior to the terms of both the JHP purchase and sale agreement and the Archemix merger agreement and determined that the fiduciary duties of the board of directors required NitroMed to enter into discussions or negotiations with Deerfield Management. Accordingly, the special committee authorized NitroMed to enter into discussions and negotiations with Deerfield Management regarding its acquisition proposal upon Deerfield Management's execution of a confidentiality agreement and subject to the requirements of the no solicitation provisions of the JHP purchase and sale agreement and the Archemix merger agreement.

        On December 22, 2008, Cowen, on behalf of NitroMed, informed Deerfield Management that NitroMed would be prepared to provide information to and enter into discussions with Deerfield Management relating to its unsolicited proposal upon the execution of a confidentiality agreement in the form delivered to Deerfield Management. Also on December 22, 2008, NitroMed notified JHP and Archemix of its determination to enter into discussions and negotiations with Deerfield Management regarding its acquisition proposal upon the execution of a confidentiality agreement.

        On January 9, 2009, Deerfield Management publicly announced and NitroMed received directly from Deerfield Management a letter increasing Deerfield Management's unsolicited proposal to acquire the company from $0.50 per share in cash to $0.65 per share in cash. Also on January 9, 2009, NitroMed notified JHP and Archemix that Deerfield Management had increased its unsolicited proposal to acquire NitroMed to $0.65 per share in cash.

        On January 10, 2009, the special committee of the board of directors held a telephonic meeting to discuss and consider Deerfield Management's revised unsolicited proposal. After discussion and consultation with NitroMed's financial and legal advisors, the special committee affirmed its determination that Deerfield Management's revised unsolicited proposal was reasonably likely to result in an offer superior to the terms of the JHP purchase and sale agreement and the Archemix merger agreement and that the fiduciary duties of the board of directors required NitroMed to enter into discussions or negotiations with Deerfield Management. The special committee also affirmed its authorization that NitroMed enter into discussions and negotiations with Deerfield Management regarding its revised proposal subject to the requirements of the no solicitation provisions of the JHP purchase and sale agreement and the Archemix merger agreement.

        On January 11, 2009, Cowen, on behalf of NitroMed, again informed Deerfield Management that NitroMed would be prepared to provide information to and enter into discussions with Deerfield Management relating to its unsolicited proposal upon the execution of a confidentiality agreement. Also on January 11, 2009, NitroMed notified JHP and Archemix of NitroMed's continued intention to provide information to and enter into discussions with Deerfield Management regarding its acquisition proposal.

        On January 12, 2009, Deerfield Management entered into a confidentiality agreement with NitroMed relating to Deerfield Management's unsolicited proposal. Later that day, a member of the special committee of

NitroMed's board of directors, Mr. Scoon, and representatives from Cowen held a telephonic conference call with representatives of Deerfield Management to discuss Deerfield Management's unsolicited proposal and the negotiation and due diligence review process.

        Also on January 12, 2009, the special committee of the board of directors held a telephonic meeting to discuss the status of discussions and negotiations with Deerfield Management. During the meeting, Mr. Scoon and representatives of Cowen updated the special committee on discussions earlier that day with Deerfield Management.

        On January 13, 2009, Deerfield Management revised its offer to acquire NitroMed from $0.65 per share in cash to an amount that Deerfield Management estimated to be equivalent to approximately $0.70 per share in cash. Later that day, representatives from NitroMed and Deerfield Management held a telephonic conference call to discuss the negotiation and transaction process and due diligence matters.

        Also on January 13, 2009, the special committee of the board of directors held a telephonic meeting to discuss and consider Deerfield Management's further revised acquisition proposal. During the meeting, the special committee discussed the results of Deerfield Management's due diligence review of NitroMed, as well as the termination fees that would be payable to JHP and Archemix if the agreements with them were terminated in favor of an agreement with Deerfield Management. After consideration and discussion, the special committee determined that NitroMed should continue discussions and negotiations with Deerfield Management and to recommend to the full board of directors that the special meeting of stockholders scheduled for January 14, 2009 to consider and vote on the proposed asset sale to JHP be adjourned to ensure that information regarding Deerfield Management's revised acquisition proposal was disseminated to NitroMed's stockholders and so that NitroMed could continue discussions and negotiations with Deerfield Management. Later that day, NitroMed's board of directors held a telephonic meeting to discuss and consider Deerfield Management's further revised acquisition proposal, as well as the assumptions underlying Deerfield Management's proposal and the possible adjustments to the proposed per share merger consideration based on those assumptions. The board also reviewed with WilmerHale the board's fiduciary duties in connection with the consideration of the Deerfield Management proposal. After consideration and discussion, the board of directors determined to adjourn the special meeting of stockholders scheduled for January 14, 2009 to consider and vote on the proposed asset sale to JHP until January 20, 2009 to ensure that information regarding Deerfield Management's revised acquisition proposal was disseminated to NitroMed's stockholders and so that NitroMed could continue discussions and negotiations with Deerfield Management. Also on January 13, 2009, WilmerHale delivered a draft merger agreement to Deerfield Management relating to the acquisition of NitroMed by Deerfield Management, and NitroMed notified JHP and Archemix that Deerfield Management had increased its unsolicited proposal to acquire NitroMed to $0.70 per share in cash.

        On January 14, 2009, NitroMed adjourned its special meeting of stockholders scheduled to consider and vote on the proposed asset sale to JHP until January 20, 2009. Also on January 14, 2009, Deerfield Management publicly announced that it had revised its offer to acquire NitroMed from $0.70 per share in cash to an amount that Deerfield Management estimated to be equivalent to at least $0.75 per share in cash. Representatives of NitroMed held a telephonic conference call with representatives of Deerfield Management to discuss Deerfield Management's increased offer, the calculations relating to the determination of the per share merger consideration and the process relating to the negotiation of the merger agreement. Also on January 14, 2009, NitroMed notified JHP and Archemix that Deerfield Management had increased its unsolicited proposal to acquire NitroMed to $0.75 per share in cash.

        On January 15, 2009, NitroMed received comments from Deerfield Management to the draft merger agreement. Later that day, the special committee of the board of directors held a telephonic meeting to discuss and consider Deerfield Management's comments to the draft merger agreement, as well as Deerfield Management's increased acquisition proposal. After discussion and consideration, the special committee instructed NitroMed's management to continue discussions and negotiations with Deerfield Management. Also on January 15, 2009, WilmerHale delivered a revised draft merger agreement to Deerfield Management relating to the acquisition of NitroMed by Deerfield Management.

        On January 16, 17 and 18, 2009, representatives of NitroMed and Deerfield Management continued to discuss the proposed merger transaction, including the calculation of the per share merger consideration and due diligence matters.

        On January 17, 2009, the special committee of the board of directors held a telephonic meeting to discuss and consider the calculation of the per share merger consideration in Deerfield Management's acquisition proposal. During the meeting, representatives of Cowen and WilmerHale updated the special committee on the status of discussions and negotiations with Deerfield Management.

        On January 19, 2009, the special committee of the board of directors held a telephonic meeting to discuss and consider the status of discussions and negotiations with Deerfield Management, the calculations used to determine the amount of the proposed per share merger consideration and the terms of the proposed merger agreement. Representatives of WilmerHale summarized the fiduciary duties of NitroMed directors in evaluating Deerfield Management's proposal to acquire NitroMed. Representatives of Cowen discussed with the special committee financial analyses of the Deerfield Management proposal on a standalone basis as well as financial analyses regarding the JHP and Archemix transactions. After consideration and discussion, the special committee temporarily adjourned the meeting so Mr. Scoon could contact a representative of Deerfield Management regarding proposed adjustments to the calculation of the per share merger consideration in its acquisition proposal. Mr. Scoon discussed the special committee's proposal with a representative of Deerfield Management, and then reported back to the special committee that Deerfield Management had agreed to increase its offer to acquire NitroMed to $0.80 per share, subject to adjustment based on NitroMed having net cash greater or less than $12.3 million at the closing of the merger. The special committee discussed Deerfield Management's revised proposal. Following consideration and discussion, the special committee determined to recommend to the full board that NitroMed continue negotiations with Deerfield Management based on its revised offer and instructed management to finalize the terms and conditions of the merger agreement with Deerfield Management. The special committee also determined to recommend to the full board of directors that the special meeting of stockholders scheduled for January 20, 2009 to consider and vote on the proposed asset sale to JHP be adjourned to ensure that information regarding Deerfield Management's revised acquisition proposal was disseminated to NitroMed's stockholders and so that NitroMed could continue discussions and negotiations with Deerfield Management.

        Later in the day on January 19, 2009, NitroMed's board of directors held a telephonic meeting to discuss and consider Deerfield Management's increased offer to acquire NitroMed of $0.80 per share, subject to adjustment based on NitroMed having net cash greater or less than $12.3 million at the closing of the merger. Representatives of WilmerHale summarized the fiduciary duties of NitroMed directors in evaluating Deerfield Management's proposal to acquire NitroMed. Representatives of Cowen discussed with the board financial analyses of the Deerfield Management proposal on a standalone basis as well as financial analyses regarding the JHP and Archemix transactions. The board also discussed stockholder voting agreements pursuant to which specified NitroMed stockholders would agree to vote their shares of NitroMed common stock in favor of the merger with Deerfield Management. After consideration and discussion, the board of directors determined to continue negotiations with Deerfield Management based on its revised offer and to adjourn the special meeting of stockholders scheduled for January 20, 2009 to consider and vote on the proposed asset sale to JHP until January 27, 2009 to ensure that information regarding Deerfield Management's revised acquisition proposal was disseminated to NitroMed's stockholders and so that NitroMed could continue discussions and negotiations with Deerfield Management. Also on January 19, 2009, NitroMed notified JHP and Archemix that Deerfield Management had increased its unsolicited proposal to acquire NitroMed to $0.80 per share in cash, subject to adjustment, among other things, for NitroMed's net cash balance at closing.

        On January 20, 2009, NitroMed adjourned its special meeting of stockholders scheduled to consider and vote on the proposed asset sale to JHP until January 27, 2009 and Deerfield Management publicly announced that it had increased its offer to acquire NitroMed to $0.80 per share, subject to adjustment based on NitroMed having net cash greater or less than $12.3 million at the closing of the merger. Also on January 20, 2009, NitroMed received comments from Deerfield Management on the revised draft merger agreement that was provided to Deerfield Management on January 15, 2009. Later in the day, representatives of NitroMed and Deerfield Management continued negotiations relating to the draft merger agreement, and WilmerHale delivered a further revised draft merger agreement to Deerfield Management relating to the acquisition of NitroMed by Deerfield Management.

        On January 21, 2009, NitroMed received comments from Deerfield Management to the further revised draft merger agreement. The special committee of the board of directors then held a telephonic meeting to discuss and consider Deerfield Management's comments to the draft merger agreement and the status of negotiations with Deerfield Management. After consideration and discussion, the special committee instructed management to transmit to Deerfield a form of draft merger agreement that the special committee would be prepared to recommend to the full board of directors. Later that day, WilmerHale delivered a revised draft merger agreement to Deerfield Management relating to the acquisition of NitroMed by Deerfield Management. Representatives of NitroMed and Deerfield and their respective legal and financial advisors then held a telephonic conference call to finalize the terms of the merger agreement. Deerfield Management then submitted an irrevocable written offer to acquire NitroMed for $0.80 per share in cash, subject to adjustment, among other things, for NitroMed's net cash balance at closing, as set forth in a proposed definitive merger agreement executed on behalf of Deerfield Management. If not accepted by NitroMed, Deerfield Management's irrevocable offer would expire at 5:00 p.m. on January 27, 2009.

        Later in the day on January 21, 2009, the special committee of the board of directors held another telephonic meeting to discuss and consider Deerfield Management's irrevocable written offer. After discussion and consultation with NitroMed's financial and legal advisors, the special committee determined that Deerfield Management's irrevocable written offer was a superior offer pursuant to the terms of the Archemix merger agreement. The special committee recommended to the full board of directors that the board determine that the irrevocable written offer was a superior offer pursuant to the terms of the Archemix merger agreement and that the board change its recommendation with respect to stockholder approval of the Archemix merger agreement. Later that day, the NitroMed board of directors held a telephonic meeting to discuss and consider Deerfield Management's irrevocable written offer and the special committee's recommendations. After discussion and consultation with NitroMed's financial and legal advisors, the board of directors determined that Deerfield Management's irrevocable written offer was a superior offer pursuant to the terms of the Archemix merger agreement. Later in the day, NitroMed notified Archemix that NitroMed had received a superior offer and that NitroMed's board of directors had determined to change its recommendation with respect to the Archemix merger agreement.

        On January 23, 2009, the special committee held a telephonic meeting to discuss and consider the notice provided to Archemix on January 21, 2009 and Archemix's response to that notice, which was to propose to increase the percentage of the shares of the combined company that would result from the merger of NitroMed and Archemix that NitroMed securityholders would retain from 30% as contemplated by the Archemix merger agreement to 33%, assuming NitroMed had $45 million in cash at the closing of the merger. The special committee discussed Archemix's proposal and analyses prepared by Cowen of the Deerfield Management and Archemix proposals and the special committee determined that the Deerfield Management irrevocable written offer would still be a superior proposal to Archemix's revised proposal. The special committee instructed Mr. Scoon to negotiate with representatives of Archemix regarding the committee's determination and the terms of Archemix's revised proposal.

        On January 24, 2009, the special committee held a telephonic meeting during which Mr. Scoon reported that the special committee's proposal was being communicated to the Archemix board of directors. The special committee also reviewed correspondence from JHP regarding the Deerfield Management irrevocable written offer and approved a new engagement letter with Cowen, pursuant to which Cowen would act as financial advisor to the board in connection with the Deerfield Management merger proposal.

        On January 25, 2009, the special committee held a telephonic meeting to discuss and consider Archemix's response to the special committee's proposal. Mr. Scoon reported to the special committee that Archemix had agreed to increase the percentage of the shares of the combined company that would result from the merger of NitroMed and Archemix that NitroMed securityholders would retain from 33% as most recently offered by Archemix to 35%, assuming NitroMed had $45 million in cash at the closing of the merger. After consideration and discussion, including discussion of financial analyses prepared by Cowen of the Deerfield Management and Archemix proposals, the special committee determined that the Deerfield Management irrevocable written offer would still be a superior proposal to Archemix's revised proposal, and instructed Mr. Scoon to continue negotiations with Archemix for a higher ownership percentage for NitroMed securityholders.

Termination of JHP Purchase and Sale Agreement and Archemix Merger Agreement; and Entry into the Deerfield Management Merger Agreement

        On January 26, 2009, the special committee held a telephonic meeting to discuss and consider Deerfield Management's irrevocable written offer to acquire NitroMed and Archemix's proposal regarding revisions to the terms of the Archemix merger agreement and to determine a recommendation to the full board of directors regarding the Deerfield Management merger agreement, the termination of the JHP purchase and sale agreement and the Archemix merger agreement and related matters. At the meeting of the special committee, the committee received reports on the status of the negotiations with Deerfield Management and discussions with Archemix and the terms of the Deerfield Management merger agreement. Mr. Scoon reported to the special committee that Archemix had refused to agree to any further increase in the ownership percentage for NitroMed securityholders in the Archemix merger. Representatives of WilmerHale summarized the fiduciary duties of NitroMed directors in evaluating Deerfield Management's irrevocable written offer to acquire NitroMed, as well as the terms of the proposed merger agreement and related agreements. Representatives of WilmerHale and Cowen also responded to a number of questions from members of the special committee regarding the proposed merger with Deerfield Management, the Archemix proposal and the proposed termination of the JHP purchase and sale agreement and the Archemix merger agreement. Following these discussions, and after review and consideration among the members of the special committee, the special committee determined by majority vote to recommend that the NitroMed board of directors determine that the Deerfield Management merger agreement was a superior proposal pursuant to the terms of the JHP purchase and sale agreement and the Archemix merger agreement, and to approve the termination of the JHP purchase and sale agreement and the Archemix merger agreement. Assuming that the board followed such recommendations, the special committee by unanimous vote determined to recommend that the board approve the Deerfield Management merger agreement and the merger with Deerfield Management.

        Later in the day on January 26, 2009, the NitroMed board of directors held a telephonic meeting to consider Deerfield Management's irrevocable written offer to acquire NitroMed and Archemix's proposal regarding revisions to the terms of the Archemix merger agreement and to vote on the Deerfield Management merger agreement, the termination of the JHP purchase and sale agreement and the Archemix merger agreement and related matters. At the meeting, the board of directors received reports on the status of the negotiations with Deerfield Management and discussions with Archemix and the terms of the merger agreement. Representatives of WilmerHale reviewed with the directors their fiduciary duties in evaluating Deerfield Management's proposal to acquire NitroMed and summarized the terms of the proposed merger agreement with Deerfield Management and related agreements. Representatives of WilmerHale and Cowen also responded to a number of questions from members of the board of directors. The board also considered and discussed the recommendations of the special committee regarding the advisability of the proposed merger with Deerfield Management and related transactions, as well as the termination of the JHP purchase and sale agreement and the Archemix merger agreement. At the meeting, representatives from Cowen delivered certain of its written analyses and its oral opinion to the board to the effect that, and subject to various assumptions, qualifications and limitations, as of January 26, 2009, the consideration to be received by NitroMed stockholders in the proposed merger with Deerfield Management pursuant to the merger agreement was fair, from a financial point of view, to NitroMed stockholders. Cowen subsequently confirmed its oral opinion by delivering its written opinion, dated January 26, 2009, to the board of directors. The written opinion of Cowen is attached to this proxy statement as Annex C. Following these discussions, and after review and discussion among the members of the board of directors, the board determined by majority vote that the Deerfield Management irrevocable written offer to acquire NitroMed was a superior proposal pursuant to the terms of the JHP purchase and sale agreement and the Archemix merger agreement and that NitroMed was authorized to terminate the JHP purchase and sale agreement and the Archemix merger agreement pursuant to their terms and to pay the termination fees required under those agreement for such termination. Thereafter, the board determined by unanimous vote of all directors present that the Deerfield Management merger agreement and the proposed merger contemplated thereby were advisable and in the best interest of NitroMed and its stockholders and resolved to recommend that NitroMed's stockholders adopt the Deerfield Management merger agreement.

        On January 27, 2009, NitroMed terminated the purchase and sale agreement with JHP and the merger agreement with Archemix in accordance with the terms of those agreements, including the payment of termination fees. In connection with the termination of the JHP purchase and sale agreement, NitroMed paid a fee of approximately $900,000 to JHP, and in connection with the termination of the Archemix merger agreement NitroMed paid a $1.5 million fee to Archemix. NitroMed also cancelled its special meeting of stockholders scheduled to consider and vote on the asset sale to JHP. Also on January 27, 2009, after the termination of the JHP purchase and sale agreement and the Archemix merger agreement, NitroMed accepted Deerfield Management's irrevocable written offer and countersigned and delivered the merger agreement to Deerfield Management.

        At the direction of the board of directors and pursuant to the terms of the Deerfield Management merger agreement, which specifically allows NitroMed to solicit, negotiate and evaluate competing acquisition proposals during a go-shop period that ended on February 26, 2009, representatives of Cowen contacted various parties that had previously expressed an interest in a strategic transaction with NitroMed to determine whether there would be any new or renewed interest in acquiring NitroMed. NitroMed did not receive any alternative acquisition proposals prior to the termination of the go-shop period on February 26, 2009.

Reasons for the Merger; Recommendation of NitroMed's Board of Directors

        In January 2008, NitroMed discontinued active promotional activities for its BiDil drug product based upon its determination that it did not have, and would not be able to access through the equity or debt markets, sufficient resources to commercialize BiDil and therefore would likely continue its unprofitable operations and risk exhausting its limited cash resources. At that time, NitroMed implemented a restructuring plan that eliminated approximately 80 positions and focused its efforts on preserving available cash and exploring strategic alternatives, including the merger of NitroMed with another company and/or the sale of NitroMed's BiDil and BiDil XR drug business.

        In connection with exploring strategic alternatives, representatives from Cowen, acting at the direction of NitroMed, contacted over 80 potentially interested parties and NitroMed's board of directors and management received preliminary indications of interest for the sale of the entire company or for the sale of all or substantially all of the company's assets from several parties. After careful review and consideration of the indications of interest received at that time for either NitroMed or its assets, the board of directors approved the sale of NitroMed's BiDil and BiDil XR drug business to JHP pursuant to an asset purchase agreement entered into with JHP on October 22, 2008.

        NitroMed's board of directors considered a number of alternatives with respect to NitroMed's remaining business following the completion of the asset sale to JHP, including (1) liquidation of NitroMed and distribution of a portion of its assets and, following the discharge of any remaining liabilities, a distribution of remaining assets, if any, to NitroMed's stockholders, or (2) merging or otherwise combining the remaining public entity with a private company and using the value of NitroMed's status as a public company and cash on hand to secure an equity position in the newly merged or combined corporate entity. NitroMed identified and evaluated several potential private company candidates for a merger following the completion of the BiDil asset sale based on criteria relating to the stage of development of the private company candidate, the anticipated cash resources of the combined company and the anticipated capital needs of the combined company to realize its development objectives. Following this review and evaluation, the special committee of NitroMed's board and NitroMed's board of directors concluded that Archemix was the best of these private company candidates for a merger based on the specified evaluation criteria and Archemix's present business opportunities and prospects. The board determined that the proposed merger with Archemix would provide NitroMed's stockholders with a greater potential opportunity to realize a return on their investment than the liquidation of NitroMed and distribution of its assets, which would require making adequate provision for the payment of contingent liabilities, including those resulting from the commercial sale of pharmaceutical products and the indemnification obligations under the agreement with JHP for the sale of the BiDil and BiDil XR drug business. On November 18, 2008, NitroMed entered into a merger agreement with Archemix, conditioned upon and to be completed following the closing of the asset sale.

        On December 4, 2008, NitroMed received an unsolicited written proposal from Deerfield Management to acquire NitroMed for $0.50 per share in cash. On January 9, 2009, Deerfield Management increased its unsolicited proposal to acquire NitroMed to $0.65 per share in cash. Following the January 9, 2009 revised proposal, NitroMed entered into discussions with Deerfield Management regarding its unsolicited proposal to acquire NitroMed, subject to and in compliance with NitroMed's obligations under the purchase and sale agreement with JHP and the merger agreement with Archemix. During and as a result of these discussions and negotiations, Deerfield Management ultimately increased its proposal to acquire NitroMed to $0.80 per share in cash, subject to specified adjustments to the extent NitroMed's net cash balance at closing was greater or less than $12.3 million.

        NitroMed's board of directors, based in part on the recommendation of the special committee of the board, determined that the terms and conditions of the Deerfield Management proposal were superior to the terms of each and both of the JHP purchase and sale agreement and the Archemix merger agreement, as proposed to be amended by Archemix, after considering a number of factors, including that the Deerfield Management proposal would provide greater certainty of value to stockholders. In addition, since the Deerfield Management proposal related to the acquisition of the entire company with merger consideration being paid directly to NitroMed stockholders, the Deerfield Management proposal also avoided uncertainties regarding the amounts and timing of the return of value to stockholders that would be associated with a decision to liquidate NitroMed and distribute its assets to stockholders.

        In evaluating the merger with Deerfield Management, NitroMed's board of directors consulted with management, a special committee of disinterested directors, and NitroMed's legal, financial and other advisors, and, in the course of reaching its determination to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, NitroMed's board of directors reviewed a significant amount of information and considered a number of factors, including the following:

  •
  the value of the consideration to be received by NitroMed stockholders pursuant to the merger agreement, as well as the fact that stockholders will receive the consideration in cash, which provides certainty of value to stockholders compared to a transaction in which they would retain stock in a research and development stage company;

  •
  the likelihood and expected timing of consummating the merger with Deerfield Management and the receipt of the merger consideration by NitroMed stockholders compared to uncertainties with respect to the amount and timing of payments to stockholders in connection with a possible liquidation of NitroMed and distribution of its assets;

  •
  the fact that the $0.80 per share in cash (assuming no adjustments to the amount of the merger consideration based on, among other things, NitroMed's net cash balance at closing) to be paid as consideration in the merger represents a premium of 220% over the closing price of NitroMed's common stock on October 22, 2008, the last full trading day before the public announcement of the subsequently terminated JHP purchase and sale agreement, a premium of 158% over the closing price of NitroMed's common stock on November 18, 2008, the last full day of trading before the public announcement of the subsequently terminated Archemix merger agreement, a premium of 371% over the closing price of NitroMed's common stock on December 3, 2008, the last full trading day before the announcement of Deerfield Management's first unsolicited written proposal to acquire NitroMed, and a 25% premium over the closing price of NitroMed's common stock on January 26, 2009, the last full trading day before the announcement of the proposed merger with Deerfield Management;

  •
  the board of directors' belief that the terms and conditions of the Deerfield Management merger agreement were superior to the terms of each and both of the JHP purchase and sale agreement and the Archemix merger agreement and more favorable to NitroMed's stockholders than any other alternative reasonably available to NitroMed and its stockholders;

  •
  historical and current information concerning NitroMed's business, including the discontinuation of active promotional activities for BiDil, and negative trends in its financial condition, operations and competitive position;

  •
  current financial market conditions, and historical market prices, volatility and trading information with respect to NitroMed's common stock;

  •
  NitroMed's limited prospects if it were to remain an independent, standalone company as a result of factors such as the discontinuation of active promotional activities for BiDil;

  •
  the active evaluation of strategic alternatives in which NitroMed had contact with over 80 parties to assess potential interest and received preliminary indications of interest for the sale of the entire company or for the sale of all or substantially all of NitroMed's assets from several parties;

  •
  NitroMed's ability under the terms of the merger agreement with Deerfield Management to continue to pursue the potential sale of NitroMed's nitric-oxide research technology platform, and the fact that under the terms of the merger agreement, if NitroMed completes the sale of its nitric-oxide technology platform before the closing of the merger, the aggregate amount of the merger consideration that NitroMed stockholders will be entitled to receive upon completion of the merger will be increased by the amount of the proceeds from such sale, not to exceed €2 million;

  •
  the recommendation of a special committee of disinterested directors that had been actively involved in the evaluation of strategic alternatives available to NitroMed, including the consideration and evaluation of the JHP purchase and sale agreement and the Archemix merger agreement and the subsequent termination of those agreements;

  •
  the financial analyses of Cowen (including the assumptions and methodologies underlying the analyses) and the opinion of Cowen addressed to the board of directors, which is attached to this proxy statement as Annex C and which you should read carefully in its entirety, that as of January 27, 2009, the consideration to be paid to the holders of NitroMed common stock in the merger was fair, from a financial point of view, to NitroMed's stockholders;

  •
  the likelihood that the merger will be consummated, in light of Deerfield Management's financial capability and the absence of any financing condition to Deerfield Management's obligations to complete the merger;

  •
  the fact that under Delaware law, NitroMed stockholders who do not vote in favor of the merger and comply with other specified procedures have the right to demand an appraisal of the fair value for their shares by the Delaware Court of Chancery and to be paid such fair value in cash;

  •
  the terms and conditions of the merger agreement, including:

  •
  the go-shop provisions of the merger agreement that allow NitroMed to solicit, negotiate and evaluate competing acquisition proposals during a go-shop period that ends on February 26, 2009;

  •
  the provisions of the merger agreement that allow NitroMed, after the go-shop period and under certain limited circumstances, to furnish information to and conduct negotiations with a third party and, upon the reimbursement by NitroMed to Deerfield Management of up to $750,000 in documented fees and expenses, to withdraw its recommendation of the merger or to terminate the merger agreement in order to accept a superior proposal; and

  •
  the board of directors' belief that the obligation to reimburse up to $750,000 of Deerfield Management's documented fees and expenses was reasonable in the context of termination fees that were payable in other comparable transactions and would not likely preclude another party from making a superior proposal.

        In the course of its deliberations, the board of directors also identified and considered a variety of risks and other countervailing factors related to entering into the merger agreement, including the following:

  •
  the potential adverse effect of the public announcement of the termination of the JHP purchase and sale agreement and the Archemix merger agreement and the payment to JHP and Archemix of the related termination fees;

  •
  the risk that the merger might not be completed in a timely manner or at all due to failure to satisfy the closing conditions, some of which are outside of NitroMed's control;

  •
  the potential adjustments to the actual amount of the per share merger consideration pursuant to the terms of the merger agreement, and the risk that the actual per share merger consideration may be less than $0.80 per share;

  •
  if the merger is not completed, the potential adverse effect of the public announcement of any termination of the merger or the merger agreement on NitroMed's reputation;

  •
  the restrictions on the conduct of NitroMed's business prior to the completion of the merger, requiring NitroMed to conduct its business only in the ordinary course of business, subject to specific limitations or Deerfield Management's consent, which may delay or prevent NitroMed from undertaking business opportunities that may arising pending the completion of the merger;

  •
  the restrictions that the merger agreement imposes after the go-shop period on NitroMed's ability to solicit competing bids;

  •
  the fact that NitroMed would be obligated to reimburse up to $750,000 of Deerfield Management's documented fees and expenses under certain circumstances in which the merger agreement is terminated;

  •
  that fact that gains from an all-cash transaction would be taxable to NitroMed stockholders for U.S. federal income tax purposes; and

  •
  the interests of NitroMed's executive officer and directors in the merger, as described in the section of this proxy statement entitled "The Merger — Interests of NitroMed's Directors and Executive Officer in the Merger."

        The foregoing discussion of the factors considered by NitroMed's board of directors is not intended to be exhaustive, but does set forth the principal factors considered by the board of directors. The board of directors collectively reached the conclusion to approve the merger agreement in light of the various factors described above and other factors that each member of NitroMed's board of directors deemed relevant. In view of the wide variety of factors considered by the members of the board of directors in connection with their evaluation of the merger agreement and the complexity of these matters, the board of directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board. Rather, the board of directors made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

        After evaluating these factors and consulting with its legal counsel and its financial advisors and based on the recommendation of a committee of disinterested directors, NitroMed's board of directors determined that the merger agreement and the merger are advisable, fair to and in the best interests of NitroMed's stockholders and approved the merger agreement. Accordingly, the board of directors recommends that stockholders vote "FOR" the adoption of the merger agreement and "FOR" the proposal to adjourn the special meting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to adopt the merger agreement.

 Opinion of Cowen and Company, LLC

        Pursuant to an engagement letter dated January 16, 2009, NitroMed retained Cowen and Company, LLC to render an opinion to the board of directors of NitroMed as to the fairness, from a financial point of view, to the holders of the common stock of NitroMed of the consideration to be received by such stockholders pursuant to the merger agreement.

        On January 26, 2009, Cowen delivered certain of its written analyses and its oral opinion to the NitroMed board of directors, subsequently confirmed in writing as of the same date, to the effect that and subject to the various assumptions, qualifications and limitations set forth therein, as of January 26, 2009, the consideration to be received by the stockholders of NitroMed in the merger was fair, from a financial point of view, to such stockholders.

        The full text of the written opinion of Cowen, dated January 26, 2009, is attached as Annex C and is incorporated by reference. Holders of NitroMed common stock are urged to read the opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review by Cowen. The summary of the written opinion of Cowen set forth herein is qualified in its entirety by reference to the full text of such opinion. Cowen's analyses and opinion were prepared for and addressed to the NitroMed board of directors and are directed only to the fairness, from a financial point of view, of the consideration to be received by NitroMed stockholders in the merger, and do not constitute an opinion as to the merits of the merger or a recommendation to any stockholder as to how to vote on the merger or any other action. The consideration to be received in the merger was determined through negotiations between NitroMed and Deerfield Management and not pursuant to recommendations of Cowen.

        In arriving at its opinion, Cowen reviewed and considered such financial and other matters as it deemed relevant, including, among other things:

  •
  a draft of the merger agreement received on January 21, 2009, which was the most recent draft made available to Cowen;

  •
  certain publicly available financial and other information for NitroMed, including equity research for NitroMed, and certain other relevant financial and operating data furnished to Cowen by the management of NitroMed;

  •
  certain internal financial analyses, financial forecasts, reports and other information concerning NitroMed, which we refer to as the company forecasts, prepared by the management of NitroMed;

  •
  discussions Cowen has had with certain members of the management of NitroMed concerning the historical and current business operations, financial condition and prospects of NitroMed and such other matters that Cowen deemed relevant;

  •
  certain operating results, the reported price and trading histories of the shares of the common stock of NitroMed as compared to operating results and the reported price and trading histories of certain publicly traded companies that Cowen deemed relevant;

  •
  certain financial terms of the merger as compared to the financial terms of certain selected business combinations and selected product transactions that Cowen deemed relevant;

  •
  based on the company forecasts, the cash flows generated by NitroMed on a stand-alone basis to determine the present value of the discounted cash flows; and

  •
  such other information, financial studies, analyses and investigations and such other factors that Cowen deemed relevant for the purposes of its opinion.

        In conducting its review and arriving at its opinion, Cowen, with NitroMed's consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to it by NitroMed or which was publicly available or otherwise reviewed by Cowen. Cowen did not undertake any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. Cowen relied upon, without independent verification, the assessment of NitroMed management as to the existing products and services of NitroMed and the viability of, and risks associated with, the future products and services of NitroMed. In addition, Cowen did not conduct, nor assume any obligation to conduct, any physical inspection of the properties or facilities of NitroMed or Deerfield Management. Cowen further relied upon NitroMed's representation that all information provided to it by NitroMed was accurate and complete in all material respects. Cowen was instructed by NitroMed and assumed, with NitroMed's consent, that NitroMed (1) will have "Final Net Cash" of $11.5 million and (2) will not become responsible for any "Accountant's Expenses" (in each case as defined in the merger agreement). Cowen, with NitroMed's consent, assumed that the company forecasts provided to Cowen were reasonably prepared by the management of NitroMed, and reflected the best available estimates and good faith judgments of such management as to the future performance of NitroMed and that such financial forecasts provided a reasonable basis for its opinion. Cowen expressed no opinion as to the financial forecasts or the assumptions on which they were made. Cowen expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Cowen becomes aware after the date of its opinion.

        Cowen did not make or obtain any independent evaluations, valuations or appraisals of the assets or liabilities of NitroMed or Deerfield Management, nor was Cowen furnished with these materials. In addition, Cowen did not evaluate the solvency or fair value of NitroMed or Deerfield Management under any state or federal laws relating to bankruptcy, insolvency or similar matters. With respect to all legal matters relating to NitroMed and Deerfield Management, Cowen relied on the advice of legal counsel to NitroMed. Cowen expresses no opinion with respect to such legal matters. Cowen's opinion addressed only the fairness, from a financial point of view, to the stockholders of NitroMed of the consideration to be received by the stockholders of NitroMed in the merger. Cowen expressed no view as to any other aspect or implication of the merger agreement or any other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including without limitation the effect of execution of the merger agreement or consummation of the merger on the JHP purchase and sale agreement or the Archemix merger agreement. Cowen's opinion was necessarily based upon economic and market conditions and other circumstances as they existed and could be evaluated by Cowen on the date of its opinion. It should be understood that although subsequent developments may affect its opinion, Cowen does not have any obligation to update, revise or reaffirm its opinion and Cowen expressly disclaims any responsibility to do so.

        In rendering its opinion, Cowen assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the merger agreement and that all conditions to the consummation of the merger will be satisfied without waiver thereof. Cowen assumed that the final form of the merger agreement would be substantially similar to the last draft received by Cowen prior to rendering its opinion. Cowen also assumed that all governmental, regulatory and other consents and approvals contemplated by the merger agreement would be obtained and that, in the course of obtaining any of those consents, no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the merger.

        Cowen's opinion does not constitute a recommendation to any stockholder as to how the stockholder should vote on the proposed merger agreement or otherwise act with respect to the proposed merger or any other transaction. Cowen's opinion is limited to the fairness, from a financial point of view, to the stockholders of NitroMed of the consideration to be received by such stockholders in the merger pursuant to the merger agreement. Cowen expresses no opinion as to the underlying business reasons that may support the decision of the NitroMed board to approve, or NitroMed's decision to consummate, the merger or the relative merits of the merger as compared to other business strategies or transactions that might be available to NitroMed. Cowen's opinion does not address the fairness of the amount or the nature of any compensation to any of NitroMed's officers, directors or employees, or any class of such persons, relative to the consideration to be offered to the stockholders of NitroMed.

        The following is a summary of the principal financial analyses performed by Cowen to arrive at its opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses. Cowen performed certain procedures, including each of the financial analyses described below, and reviewed with the management of NitroMed the assumptions on which such analyses were based and other factors, including the historical and projected financial results of NitroMed. No limitations were imposed by the NitroMed board with respect to the investigations made or procedures followed by Cowen in rendering its opinion.

Analysis of Selected Publicly Traded Companies

        To provide contextual data and comparative market information, Cowen compared selected historical operating and financial data for NitroMed to the corresponding financial data of the following small to mid cap specialty pharmaceutical companies, referred to as the selected companies, whose securities are publicly traded and which Cowen believes have operating, market valuation and trading valuations similar to what might be expected of NitroMed:

  •
  Indevus Pharmaceuticals

  •
  Jazz Pharmaceuticals

  •
  Questcor Pharmaceuticals

  •
  Salix Pharmaceuticals

  •
  Santarus

        The data used in the analysis include the market capitalization of common stock plus total debt less cash and equivalents, referred to as enterprise value, of the selected companies as multiples of revenues and earnings before interest expense and income taxes, referred to as EBIT. Cowen calculated expected and projected revenue multiples for 2008, 2009 and 2010 and projected 2009 EBIT multiples for the selected companies, as available from research analyst reports or, if not so available, FactSet estimates, and applied them to the company forecasts.

        The following table presents, for the periods indicated, selected multiples for the selected companies and the ranges of equity values per share for NitroMed implied by this analysis.

	Selected Multiples				Implied Equity Value Per Share of NitroMed
Methodology:	Low		High		Low	High
2008 Estimated Net Revenue	1.50	x	1.00	x	$0.74	$0.91
2009 Projected Net Revenue	1.25		1.75		0.58	0.71
2010 Projected Net Revenue	1.00		1.50		0.47	0.59
2009 Projected EBIT	5.5	x	7.5	x	$0.40	$0.46

        Although the selected companies were used for comparison purposes, none of those companies is directly comparable to NitroMed. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies or NitroMed to which they are being compared.

Analysis of Selected Precedent Product Transactions

        Cowen reviewed the financial terms, to the extent publicly available, of 15 cardiovascular product transactions, referred to as the selected precedent product transactions, involving the acquisition of marketed cardiovascular products, which were announced or completed since 2000. The analysis excludes product transactions structured as collaborations and all milestone payments that are not certain to be achieved. These transactions were (listed as acquiror/target(product(s) name(s))):

  •
  EKR Therapeutics/PDL BioPharma, Inc. (Cardene, Retavase and Ularitide)

  •
  Oscient Pharma/Reliant Pharmaceuticals (Antara)

  •
  Schering-Plough/Millennium Pharmaceuticals (Integrilin (U.S. rights))

  •
  Kos Pharmaceuticals, Inc./Biovail Corp. (Teveten, Teveten HCT and Cardizem LA (U.S. rights))

  •
  First Horizon Pharmaceutical Corp./Andrx Corp. (Altoprev (U.S. rights) and Fortamet (U.S. rights))

  •
  ESP Pharma, Inc. (Protein Design Labs)/Centocor Inc. (Johnson & Johnson) (Retavase (Rights in U.S. and Canada))

  •
  Meda AB/Novartis Corp. (Cibacen, Cibadrex)

  •
  Abbott Laboratories/Aventis SA (Trandolapril, Trandolapril/Verapamil combination)

  •
  GlaxoSmithKline plc/Sanofi-Synthelabo SA (Fraxiparine, Arixtra)

  •
  ESP Pharma/Wyeth (Cardene IV, Ismo, Sectral, Tenex)

  •
  Biovail Corp./Merck & Co., Inc. (Vasotec-R/Vaseretic-R)

  •
  Biovail Corp./Solvay Pharmaceuticals, Inc. (Teveten and Teveten HCT)

  •
  First Horizon Pharmaceutical Corp./AstraZeneca plc (Sular)

  •
  Biovail Corp./Aventis (Cardizem (North American Rights))

  •
  SmithKline/Roche Holdings Inc. (Coreg (North American Rights))

        Cowen reviewed projected revenue for the year prior to which the transaction was announced, referred to as TY-1, and for the year which the transaction was announced, referred to as TY, based on the seller's projected sales where that data was available and otherwise on the annualized sales projections of the acquiror. Using the purchase price of the asset in question, Cowen calculated revenue multiples for the periods TY-1 and TY and applied them to company forecasts for 2008 and 2009 in order to derive an implied range of equity value per share for NitroMed.

        The following table presents, for the periods indicated, selected multiples for the selected precedent product transactions and the range of equity values per share for NitroMed implied by this analysis.

	Selected Multiples				Implied Equity Value Per Share for NitroMed
Methodology:	Low		High		Low	High
TY-1 Revenue	1.25	x	1.75	x	$0.66	$0.83
TY Net Revenue	1.25		1.75		0.58	0.71

        Although the selected precedent product transactions were used for comparison purposes, none of those transactions is directly comparable to the merger, and none of the companies in those transactions is directly comparable to NitroMed or Deerfield Management. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or NitroMed to which they are being compared.

Analysis of Selected Precedent Company Transactions

        Cowen reviewed the financial terms, to the extent publicly available, of 24 acquisitions involving mid-cap specialty pharmaceutical companies, referred to as the selected precedent company transactions. These transactions were (listed as acquiror/target):

  •
  Endo Pharmaceuticals Holdings/Indevus Pharmaceuticals

  •
  Shionogi & Co/Sciele Pharma

  •
  Stiefel Laboratories/Barrier Therapeutics

  •
  Critical Therapeutics/Cornerstone BioPharma Holdings

  •
  Teva Pharmaceutical Industries/Bentley Pharmaceuticals

  •
  Galderma/CollaGenex Pharmaceuticals

  •
  Pfizer/Encysive Pharmaceuticals

  •
  Nycomed/Bradley Pharmaceuticals

  •
  Recordati/Orphan Europe

  •
  Allergan/Esprit Pharma

  •
  Noven Pharmaceuticals/JDS Pharmaceuticals

  •
  Sciele Pharma/Alliant Pharmaceuticals

  •
  Ikaria/INO Therapeutics

  •
  Actelion/CoTherix

  •
  Stiefel Laboratories/Connetics Corporation

  •
  Avanir Pharmaceuticals/Alamo Pharmaceuticals

  •
  Sinclair Pharma/Groupe CS Dermatologie

  •
  Cephalon/Zeneus Holdings

  •
  Xanodyne/AaiPharma

  •
  Salix Pharmaceuticals/InKine Pharmaceuticals

  •
  Genzyme/Bone Care International

  •
  Jazz Pharmaceuticals/Orphan Medical

  •
  Valeant Pharmaceuticals International/Xcel Pharmaceuticals

  •
  Protein Design Labs/ESP Pharma

        Cowen reviewed the enterprise value paid in the selected precedent company transactions as a multiple of latest reported twelve month, referred to as LTM, revenues. When calculating a range of equity values, Cowen utilized a discount rate of 20% based on a weighted average cost of capital analysis and Cowen estimates. Cowen applied these multiples to the company forecasts for 2008, 2009 and 2010 in order to derive an implied range of equity values for NitroMed.

        The following table presents, for the periods indicated, selected multiples for the selected precedent company transactions and equity values per share for NitroMed implied by this analysis.

	Selected Multiples				Implied Equity Value Per Share for NitroMed
Methodology:	Low		High		Low	High
LTM Net Revenue as Applied to 2008 Estimates	2.50	x	3.50	x	$1.07	$1.40
LTM Net Revenue as Applied to 2009 Projections	2.50		3.50		0.80	1.02
LTM Net Revenue as Applied to 2010 Projections	2.50		3.50		0.64	0.80

        Although the selected precedent company transactions were used for comparison purposes, none of those transactions is directly comparable to the merger, and none of the companies in those transactions is directly comparable to NitroMed or Deerfield Management. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the companies involved and other factors that could affect the acquisition value of such companies or NitroMed to which they are being compared.

Analysis of Premiums Paid in Selected Transactions

        Cowen reviewed the premium of the offer price over the trading prices one trading day and 20 days prior to the announcement date of acquisition transactions in the life sciences industry with transaction values between $20.0 million and $100.0 million announced since 2003, referred to as the life sciences transactions, which included 26 transactions.

        The following table presents the premium of the offer prices over the trading prices one day and 20 days prior to the announcement date for the life sciences transactions and the premiums implied for NitroMed, based on the consideration received in the merger pursuant to the merger agreement. The information in the table is based on the closing stock price of NitroMed's stock one day prior to and 20 days prior to November 18, 2008, which was the day that NitroMed announced that it had entered into the now terminated merger agreement with Archemix

	NitroMed Equity Value Per Share
	One Day		20 Day
	Median	Mean	Median	Mean
Life Sciences Transactions	50.3%	87.4%	44.2%	87.6%
Implied Share Price	$0.47	$0.58	$0.36	$0.47

Discounted Cash Flow Analysis

        Cowen estimated a range of values for NitroMed common stock based upon the discounted present value of the projected after-tax cash flows of NitroMed described in the company forecasts for the fiscal years ending December 31, 2008 through December 31, 2017, and of the terminal value of NitroMed at December 31, 2017, based upon multiples of revenue. After tax cash flow was calculated by taking projected EBIT and subtracting from this amount projected taxes, capital expenditures, changes in working capital and changes in other assets and liabilities and adding back projected depreciation and amortization. This analysis was based upon certain assumptions described by, projections supplied by and discussions held with the management of NitroMed. In performing this analysis, Cowen utilized discount rates ranging from 17.5% to 22.5%, which were selected based on a weighted average cost of capital analysis and Cowen estimates. Cowen utilized terminal multiples of revenue ranging from 1.25 times to 1.75 times, these multiples representing the general range of multiples of revenue for the selected precedent product transactions.

        The equity values per share of NitroMed implied by this analysis ranged from $0.04 to $0.09, based on the fully taxed financial forecasts.

        The summary set forth above does not purport to be a complete description of all the analyses performed by Cowen. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Cowen did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Cowen believes, and has advised the NitroMed board, that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the process underlying its opinion. In performing its analyses, Cowen made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of NitroMed and Deerfield Management. These analyses performed by Cowen are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. None of NitroMed, Deerfield Management, Cowen or any other person assumes responsibility if future results are materially different from those projected. The analyses supplied by Cowen and its opinion were among several factors taken into consideration by the NitroMed board in making its decision to enter into the merger agreement and should not be considered as determinative of such decision.

        Cowen was selected by the NitroMed board to render an opinion to the NitroMed board because Cowen is a nationally recognized investment banking firm and because, as part of its investment banking business, Cowen is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Cowen and its affiliates may trade the equity securities of NitroMed for their own account and for the accounts of their customers, and, accordingly, may at any time hold a long or short position in such securities. Except as set forth below, in the two years preceding the date of the opinion, Cowen has not had any material relationship with NitroMed or any other party to the merger. Cowen provided an opinion to the board of directors of NitroMed in connection with NitroMed's proposed sale of assets pursuant to the JHP purchase and sale agreement and acted as exclusive financial advisor and provided an opinion to the board of directors of NitroMed in connection with NitroMed's proposed merger pursuant to the Archemix merger agreement. Cowen has received certain fees from NitroMed with respect to such opinions and, upon the closing of the transactions contemplated by the Archemix merger agreement, would have been entitled to receive an additional fee. In the two years preceding the date of its opinion, Cowen has traded securities on behalf of Deerfield Management and its affiliates. Cowen and its affiliates may in the future provide commercial and investment banking services to NitroMed and Deerfield Management and may receive fees for the rendering of such services. The issuance of Cowen's opinion was approved by Cowen's fairness opinion review committee.

        Pursuant to the engagement letter with Cowen, Cowen was retained as the exclusive financial advisor to the NitroMed board of directors in connection with the merger and, if the merger is consummated, Cowen will be entitled to receive a transaction fee. NitroMed also has agreed to pay a fee to Cowen for rendering its opinion, which fee shall be credited against any transaction fee paid. Additionally, NitroMed has agreed to reimburse Cowen for its out-of-pocket expenses, including attorneys' fees, and has agreed to indemnify Cowen against certain liabilities, including liabilities under the federal securities laws. The terms of the fee arrangement with Cowen, which are customary in transactions of this nature, were negotiated at arm's length between NitroMed and Cowen, and the NitroMed board was aware of the arrangement, including the fact that a significant portion of the fee payable to Cowen is contingent upon the completion of the merger.

Certain Effects of the Merger

        If the merger agreement is adopted by NitroMed's stockholders and the other conditions to the closing of the merger are either satisfied or waived, NTMD Acquisition Corp. will be merged with and into NitroMed, and NitroMed will be the surviving corporation. When the merger is completed, NitroMed will cease to be a publicly traded company and will instead become a wholly owned subsidiary of NTMD Parent Acquisition Corp.

        Upon completion of the merger, each share of NitroMed common stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by NTMD Acquisition Corp. or NitroMed or held by stockholders who are entitled to and who properly exercise appraisal rights in connection with the proper procedures under the General Corporation Law of the State of Delaware) will be converted into the right to receive $0.80 in cash, without interest and subject to adjustment based, among other things, on NitroMed's net cash balance at closing. The merger agreement provides that each option to purchase shares of NitroMed common stock outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested and including those options held by NitroMed's directors and executive officer, will be accelerated in full. Upon consummation of the merger, all such options not exercised prior to the merger will be converted automatically into the right to receive a cash payment, without interest, equal to the number of shares of NitroMed common stock subject to such option multiplied by the amount, if any, by which the per share merger consideration exceeds the exercise price of the option, less applicable taxes.

        At the effective time of the merger, NitroMed's current stockholders will cease to have ownership interests in NitroMed or rights as NitroMed stockholders. Therefore, NitroMed's current stockholders will not participate in any of NitroMed's future earnings or growth and will not benefit from any appreciation in NitroMed's value.

        NitroMed common stock is currently registered under the Exchange Act and is traded on The Nasdaq Global Market under the symbol "NTMD." As a result of the merger, NitroMed will no longer be a publicly traded company, and there will be no public market for NitroMed common stock. After the merger, NitroMed common stock will cease to be traded on The Nasdaq Global Market, and price quotations with respect to sales of shares of common stock in the public market will no longer be available. In addition, registration of NitroMed common stock under the Exchange Act will be terminated. This termination will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with stockholders' meetings, no longer applicable to NitroMed. After the effective time of the merger, NitroMed will also no longer be required to file periodic reports with the SEC on account of NitroMed common stock.

        If the merger agreement is terminated under certain circumstances described in greater detail in "The Merger Agreement — Termination" on page 62 of this proxy statement, NitroMed will be obligated to reimburse Deerfield Management for documented fees and expenses of up to $750,000.

 Delisting and Deregistration of NitroMed Common Stock

        If the merger is completed, NitroMed common stock will be delisted from The Nasdaq Global Market and deregistered under the Exchange Act, and NitroMed will no longer file periodic reports with the SEC.

Litigation Related to the Merger

        NitroMed is aware of a purported class action lawsuit related to the merger filed against it, each of its directors, its executive officer and Deerfield Management Company, L.P. and certain of its affiliates in Suffolk County Superior Court in Massachusetts. The lawsuit, Mieczyslaw Stachnik et al. v. Kenneth Bate et al., Civil Action No. 09-0622-BLS, was filed on February 12, 2009 and alleges, among other things, that the merger consideration to be paid to NitroMed stockholders in the merger is unfair and undervalues NitroMed. In addition, the complaint alleges that NitroMed's directors and its executive officer violated their fiduciary duties by, among other things, failing to maximize stockholder value and failing to engage in a fair sale process. The complaint seeks, among other relief, an injunction preventing completion of the merger or, if the merger is consummated, rescissory damages. NitroMed believes this lawsuit is without merit and plans to defend it vigorously. Additional lawsuits pertaining to the merger could be filed in the future.

Interests of NitroMed's Directors and Executive Officer in the Merger

        In considering the recommendation of NitroMed's board of directors with respect to the merger agreement, holders of shares of NitroMed common stock should be aware that NitroMed's directors and Kenneth Bate, NitroMed's sole executive officer, have interests in the merger that may be different from, or in addition to, those of NitroMed's stockholders generally. These interests may create potential conflicts of interest. NitroMed's board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the merger agreement and to recommend that NitroMed stockholders vote in favor of adopting the merger agreement.

        The NitroMed board of directors created a committee of disinterested directors, comprised of Zola Horovitz, John Littlechild, Davey Scoon and Christopher Sobecki, and delegated authority to this committee to evaluate and make a recommendation to the full board of directors regarding the merger and related actions. After a series of meetings, this committee recommended, among other things, that the NitroMed board of directors approve the merger agreement and related actions.

  Stock Holdings and Stock Options

        The merger agreement provides that at the effective time of the merger, each option to purchase shares of NitroMed common stock whether or not then exercisable or vested, including those options held by NitroMed's directors and executive officer, will terminate in exchange for a payment equal to the number of shares of NitroMed common stock subject to such option multiplied by the amount, if any, by which the per share merger consideration exceeds the exercise price of the option.

        The table below sets forth, as of January 31, 2009, for each of NitroMed's directors and executive officer:

  •
  the number of shares of NitroMed common stock currently held;

  •
  the amount of cash that will be paid in respect of such shares upon consummation of the merger (assuming that the merger consideration is $0.80 per share and there are no adjustments to the amount of the merger consideration based on, among other things, NitroMed's net cash balance at closing);

  •
  the number of shares subject to options held by such person, whether or not vested;

  •
  the amount of cash that will be paid in respect of cancellation of such options upon consummation of the merger (assuming that the merger consideration is $0.80 per share and there are no adjustments to the amount of the merger consideration based on, among other things, NitroMed's net cash balance at closing); and

  •
  the total amount of cash that will be received by such person in respect of such shares and options upon consummation of the merger.

        All dollar amounts are gross amounts and do not reflect deductions for income taxes and other withholdings. In each case with respect to options, the payment is calculated by multiplying the number of shares subject to each option by the amount, if any, by which the per share merger consideration exceeds the exercise price of the option. NitroMed's board will take all actions necessary to cause all outstanding stock options to be cancelled as of the effective time of the merger in exchange for such payment.

	Common Stock Owned as of January 31, 2009			Options Held as of January 31, 2009
						Total Consideration
Name	Shares		Consideration	Shares	Consideration
Non-Employee Directors:
Robert Cohen	12,500		$10,000	90,000	$400	$10,400
Frank Douglas, MD., Ph.D.	—		—	85,000	—	—
Zola Horovitz, Ph.D.	12,500		$10,000	90,000	$400	$10,400
Argeris N. Karabelas, Ph.D.	1,403,460	(1)	$1,122,768	441,249	—	$1,122,768
Mark Leschly	5,421,455	(2)	$4,337,164	77,500	—	$4,337,164
John W. Littlechild	3,306,360	(3)	$2,645,088	79,375	—	$2,645,088
Joseph Loscalzo, M.D., Ph.D.	3,449		$2,759	170,000	—	$2,759
Davey S. Scoon	—		—	90,000	—	—
Christopher J. Sobecki	4,989,024	(4)	$3,991,219	50,000	—	$3,991,219
Executive Officer and Director:
Kenneth M. Bate	—		—	1,150,000	—	—
All current directors and executive officer as a group (10 persons)	15,148,748		$12,118,998	2,323,124	$800	$12,119,798

(1)
Includes 1,332,856 shares of common stock held by funds affiliated with Care Capital LLC, 36,885 shares held by Jan and Lotte Leschly and 22,540 shares held by David Ramsay. Mr. Ramsay and Mr. Leschly are partners of Care Capital LLC. Dr. Karabelas is also a partner of Care Capital LLC. Dr. Karabelas disclaims beneficial ownership of the shares of NitroMed common stock held by each of the funds affiliated with Care Capital LLC, except to the extent of his pecuniary interest therein.

(2)
Includes 5,397,711 shares of common stock held by funds affiliated with Rho Ventures. Mr. Leschly is a managing member or managing partner of the Rho Ventures funds. Mr. Leschly disclaims beneficial ownership of the shares of NitroMed common stock held by each of the funds affiliated with Rho Ventures, except to the extent of his pecuniary interest therein.

(3)
Includes 3,239,598 shares of common stock held by funds affiliated with HealthCare Ventures, L.L.C. Mr. Littlechild is the general partner of HealthCare Ventures, L.L.C. funds. Mr. Littlechild disclaims beneficial ownership of the shares of NitroMed common stock held by each of the funds affiliated with HealthCare Ventures, L.L.C., except to the extent of his pecuniary interest therein.

(4)
Consists of 4,989,024 shares of common stock held by Invus Public Equities, L.P. Mr. Sobecki is managing director of The Invus Group, LLC, which is an affiliate of Invus Public Equities, L.P. Mr. Sobecki disclaims beneficial ownership of the shares of NitroMed common stock held by Invus Public Equities, L.P., except to the extent of his pecuniary interest therein.

  Agreements with Kenneth Bate

  Employment Agreement

        In January 2007, NitroMed entered into an employment offer letter with Mr. Bate, pursuant to which he became NitroMed's president and chief executive officer. Mr. Bate now also serves as NitroMed's interim chief financial officer and is NitroMed's sole executive officer. The agreement specifies that Mr. Bate's employment by NitroMed will be at-will and supersedes any and all prior or contemporaneous agreements relating to Mr. Bate's employment by NitroMed. The terms of the January 2007 offer letter provide that NitroMed pays Mr. Bate an annual base salary of $385,000, subject to adjustments as may be determined by NitroMed's board. In addition, the offer letter provides that Mr. Bate may be eligible for a discretionary cash incentive award of up to 50% of his annualized base salary. NitroMed's compensation committee determines the annual cash incentive award based on both individual and corporate performance. In accordance with the terms of the offer letter, NitroMed's independent directors granted Mr. Bate an option to purchase 500,000 shares of its common stock at an exercise price equal to $2.65 per share, which vests and becomes exercisable over four years in equal annual installments, subject to Mr. Bate's continued employment.

  Retention Agreement

        On January 23, 2007, Mr. Bate became a party to a retention agreement with NitroMed which was amended on December 29, 2008. The retention agreement provides that if a change of control occurs during the term of the agreement and Mr. Bate's employment is terminated either prior to the change of control, in connection with, or in anticipation of the change of control, or within 12 months after the change of control, without cause or by Mr. Bate for good reason, as each such term is defined in the change in control agreement, then Mr. Bate will be entitled to the following:

  •
  100% of Mr. Bate's outstanding and unexercisable stock options become immediately exercisable in full;

  •
  a lump sum payment of (1) Mr. Bate's base salary through the date of termination plus any deferred pay and any vacation time; (2) an amount equal to Mr. Bate's highest annual base salary during the two year period prior to the change in control; and (3) an amount equal to Mr. Bate's then current annual bonus target percentage multiplied by Mr. Bate's highest base salary over the last two years; and

  •
  for a minimum of 12 months following termination, continued benefits coverage for Mr. Bate and his family at least equal to benefits NitroMed provided prior to Mr. Bate's termination. The obligation to provide benefits will cease if Mr. Bate becomes employed by another employer and is eligible to receive benefits through that other employer.

        The initial term of the retention agreement ended on December 31, 2008 and provided that unless NitroMed gives 90 days prior written notice to Mr. Bate that the term will not be extended, commencing on January 1, 2009 and each January 1 thereafter, the term of the agreement will be automatically extended for a one year period.

        Following execution of the merger agreement, NitroMed entered into a letter agreement with Mr. Bate on February 23, 2009 that clarifies that NitroMed will terminate Mr. Bate's employment without cause immediately prior to the effective time of the closing of the merger and, as a result of such termination, Mr. Bate will be entitled to the severance benefits specified in his retention agreement described above.

  Indemnification of Officers and Directors

        For a period of six years following the effective time of the merger, Deerfield Management and the surviving corporation have agreed to indemnify, to the fullest extent permitted under the General Corporation Law of the State of Delaware, NitroMed's current and former directors and officers against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements incurred in connection with any claim, action, suit, proceeding or investigation, arising out of or pertaining to the fact that those persons were directors or officers of NitroMed. Each indemnified party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Deerfield Management and the surviving corporation upon receipt of a request for an advancement. However, to the extent required by the General Corporation Law of the State of Delaware, any person to whom expenses are advanced must provide an undertaking to repay the advances if it is ultimately determined that such person is not entitled to indemnification.

        The merger agreement provides that for six years from the effective time of the merger, the certificate of incorporation and by-laws of the surviving corporation will contain, and, Deerfield Management will cause the certificate of incorporation and by-laws of the surviving corporation to contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of NitroMed and than are presently in NitroMed's certificate of incorporation and by-laws.

        In addition, Deerfield Management has agreed to cause the surviving corporation to maintain in effect, at no expense to the beneficiaries, for six years after the merger, an insurance and indemnification policy covering our directors and officers who are insured under our current policies with respect to events occurring at or prior to the effective time of the merger that is at least as favorable as our existing policy. However, in no event will the surviving corporation be required to pay more than 200% of the annual premium currently paid by NitroMed for such insurance.

 Material United States Federal Income Tax Consequences

        The following discussion summarizes the material U.S. federal income tax consequences of the merger. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, the regulations promulgated under the Code and judicial and administrative rulings in effect as of the date of this proxy statement, all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

        This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of NitroMed common stock in light of the stockholder's particular circumstances, nor does it discuss the special considerations applicable to those holders of common stock subject to special rules, such as stockholders whose functional currency is not the U.S. dollar, stockholders subject to the alternative minimum tax, stockholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, stockholders who acquired their common stock through the exercise of options or similar derivative securities or stockholders who hold their common stock as part of a straddle, constructive sale or conversion transaction. This discussion also does not address the U.S. federal income tax consequences to holders of NitroMed common stock who acquired their shares through stock option or stock purchase plan programs or through other compensatory arrangements. This discussion assumes that holders of NitroMed common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). No party to the merger will seek an opinion of counsel or a ruling from the Internal Revenue Service with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the Internal Revenue Service will agree with the positions described in this proxy statement.

        We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the merger. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. We also do not address foreign, state or local tax consequences of the merger. We urge you to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of NitroMed common stock pursuant to the merger or upon the exercise of appraisal rights, in light of your individual circumstances.

        If a partnership holds NitroMed common stock, the tax treatment of a partner will generally depend on the status of the partners and activities of the partnership. If you are a partner of a partnership holding NitroMed common stock, you should consult your own tax advisor.

        For purposes of this discussion, we use the term "U.S. holder" to mean a beneficial owner of NitroMed common stock that is:

  •
  a citizen or individual resident of the United States for U.S. federal income tax purposes;

  •
  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state or the District of Columbia;

  •
  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate which is subject to U.S. federal income tax on all of its income regardless of source.

        A "non-U.S. holder" is a beneficial owner (other than a partnership) of NitroMed common stock that is not a U.S. holder.

  U.S. Holders

        The receipt of cash for shares of common stock pursuant to the merger or upon the exercise of appraisal rights in connection with the merger will be a taxable transaction to U.S. holders for U.S. federal income tax purposes. A U.S. holder will generally recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. holder's adjusted tax basis for the shares surrendered. Generally, such gain or loss will be capital gain or loss. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) that are surrendered for cash pursuant to, or in connection with, the merger.

        Capital gain recognized from the disposition of common stock held for more than one year will be long-term capital gain and will be subject (in the case of U.S. holders who are individuals) to tax at a maximum U.S. federal income tax rate of 15%. Capital gain recognized from the disposition of common stock held for one year or less will be short-term capital gain subject to tax at ordinary income tax rates. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. However, individual taxpayers are permitted to offset a limited amount of net capital losses annually against ordinary income, and unused net capital losses may be carried forward to subsequent tax years.

        Under the Code, a U.S. holder of NitroMed common stock may be subject, under certain circumstances, to information reporting on the cash received pursuant to the merger or upon the exercise of appraisal rights in connection with the merger unless such U.S. holder is a corporation or other exempt recipient. In addition, the paying agent generally is required to and will withhold 28% of all payments to which a stockholder or other payee is entitled, unless the stockholder or other payee (1) is a corporation or comes within other exempt categories and demonstrates this fact or (2) provides its correct tax identification number (social security number, in the case of an individual, or employer identification number in the case of other stockholders), certifies under penalties of perjury that the number is correct (or properly certifies that it is awaiting a taxpayer identification number), certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Each of NitroMed's stockholders and, if applicable, each other payee, should complete, sign and return to the paying agent for the merger the substitute Form W-9 that each stockholder will receive with the letter of transmittal following completion of the merger or provide a certification of foreign status on the applicable Form W-8 in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the paying agent. Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above can be refunded or credited against a payee's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service in a timely manner. You should consult your own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining such exemption.

  Non-U.S. Holders

        Any gain realized on the receipt of cash pursuant to the merger or upon the exercise of appraisal rights in connection with the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if an applicable income tax treaty so provides, is also attributable to a permanent establishment or a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be taxed at the graduated U.S. federal income tax rates applicable to United States persons (as defined under the Code) and, if the non-U.S. holder is a foreign corporation, the additional branch profits tax may apply to its dividend equivalent amount at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

  •
  the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder may be subject to a 30% tax on the non-U.S. holder's net gain realized in the merger, which may be offset by U.S. source capital losses of the non-U.S. holder, if any; or

  •
  we are or have been a "United States real property holding corporation" for U.S. federal income tax purposes and the non-U.S. holder owned more than 5% of NitroMed common stock at any time during the five years preceding the merger, in which case the purchaser of our stock may withhold 10% of the cash payable to the non-U.S. holder in connection with the merger and the non-U.S. holder generally will be taxed on the holder's net gain realized in the merger at the graduated U.S. federal income tax rates applicable to United States persons (as defined under the Code). We do not believe that we are or have been a "United States real property holding corporation" for U.S. federal income tax purposes.

        Information reporting and, depending on the circumstances, backup withholding (currently at a rate of 28%) will apply to the cash received pursuant to the merger or upon the exercise of appraisal rights in connection with the merger, unless the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption. Each non-U.S. holder should complete, sign and return to the paying agent a certification of foreign status on the applicable Form W-8 in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the paying agent. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder's U.S. federal income tax liability, if any, provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner. You should consult your own tax advisor as to the qualifications for exemption from backup withholding and the procedures for obtaining such exemption.

THE MERGER AGREEMENT

        NitroMed and Deerfield Management entered in into the merger agreement on January 27, 2009. The full text of the merger agreement is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. NitroMed urges you to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger and related matters.

 Structure of the Merger

        If all of the conditions to the merger are satisfied or waived in accordance with the merger agreement, NTMD Acquisition Corp., a wholly owned subsidiary of NTMD Parent Acquisition Corp. created solely for the purpose of engaging in the transactions contemplated by the merger agreement, will merge with and into NitroMed. The separate corporate existence of NTMD Acquisition Corp. will cease, and NitroMed will continue as the surviving corporation and will become a wholly owned subsidiary of NTMD Parent Acquisition Corp. which, in turn, is owned by Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited.

Effective Time of the Merger

        The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or such later time as set forth in the certificate of merger and established by Deerfield Management and NitroMed. The closing of the merger will occur no later than the fifth business day after the last of the conditions to the merger have been satisfied or waived, or on such other date as Deerfield Management and NitroMed may agree.

        Although NitroMed expects to complete the merger during the second quarter of 2009, NitroMed cannot specify when, or assure you that, NitroMed, Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. will satisfy or waive all conditions to the merger.

Certificate of Incorporation and Bylaws

        At the effective time of the merger, NitroMed's certificate of incorporation of will be amended and restated in its entirety to be identical to the certificate of incorporation of NTMD Acquisition Corp., except that all references to the name of NTMD Acquisition Corp. shall be changed to refer to the name of NitroMed, Inc. In addition, NitroMed's bylaws will be amended and restated in their entirety so that immediately following the closing of the merger they are identical to the bylaws of NTMD Acquisition Corp.

Consideration to Be Received in the Merger

        As of the effective time of the merger, each share of NitroMed common stock issued and outstanding immediately prior to the effective time of the merger will automatically be cancelled and converted into the right to receive $0.80 in cash, without interest and subject to adjustment as described below, other than shares of common stock:

  •
  owned by NitroMed as treasury stock immediately prior to the effective time of the merger, which will be cancelled without any payment;

  •
  owned by NTMD Acquisition Corp. immediately prior to the effective time of the merger, which will be cancelled without any payment; and

  •
  held by a stockholder who is entitled to demand and has made a demand for payment of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware and has not voted in favor of adoption of the merger agreement, until such time as such holder fails to perfect or otherwise loses such holder's appraisal rights under Section 262 of the General Corporation Law of the State of Delaware.

        The merger agreement provides that the amount of the merger consideration that NitroMed stockholders will be entitled to receive for each share of NitroMed common stock upon completion of the merger is $0.80 per share in cash, without interest, subject to the following adjustments:

  •
  if NitroMed's net cash at the closing of the merger exceeds $12.3 million, the amount of the merger consideration per share will be increased by the amount of such excess divided by the number of shares of NitroMed common stock outstanding at the effective time of the merger;

  •
  if NitroMed's net cash at the closing of the merger is less than $12.3 million, the amount of the merger consideration per share will be decreased by the amount of such difference divided by the number of shares of NitroMed common stock outstanding at the effective time of the merger;

  •
  if NitroMed completes that sale of its nitric-oxide research technology platform before the closing of the merger, the amount of the merger consideration per share will be increased by the amount of the proceeds from such sale, not to exceed €2 million, divided by the number of shares of NitroMed common stock outstanding at the effective time of the merger; and

  •
  if NitroMed is required pursuant to the terms of the merger agreement to pay accountants expenses in connection with a dispute regarding the calculation of NitroMed's net cash balance at closing, the amount of the merger consideration per share will be decreased by the amount of such expenses to be borne by NitroMed divided by the number of shares of NitroMed common stock outstanding at the effective time of the merger.

        Deerfield Management and the surviving corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of shares of NitroMed common stock such amounts that it is required to deduct and withhold with respect to making such payment under the Code, or any other applicable state, local or foreign tax law.

Payment Procedures

        At the effective time of the merger, Deerfield Management and NitroMed (with respect to the merger consideration expected to be funded out of NitroMed's cash and cash equivalents) will deposit with a mutually acceptable bank or trust company, which we refer to as the paying agent, for the benefit of NitroMed's stockholders, cash in an amount sufficient to pay the merger consideration payable to holders of NitroMed common stock. Promptly, and in any event within five business days after the effective time of the merger, Deerfield Management shall cause the paying agent to mail to each holder of record of a certificate that immediately prior to the effective time of the merger represented outstanding shares of NitroMed common stock, a letter of transmittal and instructions for effecting the surrender of his, her or its stock certificates in exchange for the merger consideration payable with respect to such certificates. Upon surrender of a certificate to the paying agent, together with such letter of transmittal, duly executed, the holder of such certificate shall be paid promptly the merger consideration such holder has the right to receive pursuant to the merger agreement and the certificate will immediately be cancelled. Deerfield Management is entitled to require that the paying agent deliver to it any funds that have not been distributed for 180 days after the effective time of the merger. After that date, holders of certificates who have not previously complied with the instructions to exchange their certificates will be entitled to look only to Deerfield Management for payment of their claim for merger consideration.

        You should not send your NitroMed stock certificates to the paying agent until you have received transmittal materials from the paying agent. Do not return your NitroMed stock certificates with the enclosed proxy, and do not forward your stock certificates to the paying agent without a completed and executed letter of transmittal.

        If any of your certificates which immediately prior to the effective time represented outstanding shares of NitroMed common stock have been lost, stolen or destroyed, you will be entitled to obtain the merger consideration payable in respect of the shares formerly represented by those certificates after you make an affidavit of that fact and post a bond indemnifying Deerfield Management against any claim suffered by Deerfield Management relating to the lost, stolen or destroyed certificate.

 Stock Options

        Pursuant to the merger agreement, each option to purchase shares of NitroMed common stock outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested and including those options held by NitroMed's directors and executive officer, will be accelerated in full. Upon consummation of the merger, all such options not exercised prior to the merger will be converted automatically into the right to receive from Deerfield Management, as soon as practicable following the closing of the merger, an amount in cash, without interest and less applicable taxes, equal to the product of:

  •
  the excess, if any, of the per share merger consideration over the exercise price per share of common stock subject to such option, multiplied by

  •
  the number of shares of NitroMed common stock subject to such option as of the effective time of the merger.

        In the event that the exercise price for an option is equal to or greater than the amount of the per share merger consideration, such option shall be terminated and have no further force or effect.

Representations and Warranties

        The merger agreement contains representations and warranties that NitroMed made to Deerfield Management regarding, among other things:

  •
  corporate matters, including NitroMed's due organization, standing, power to conduct business and qualification to do business;

  •
  subsidiaries;

  •
  certificate of incorporation, bylaws and stock records;

  •
  capitalization;

  •
  the filing of all registration statements, forms, reports and other documents required to be filed by NitroMed with the SEC, the accuracy of the information contained in those filings and the compliance of those filings with applicable requirements of the Securities Act of 1933 and the Exchange Act, and, with respect to financial statements contained therein, preparation in accordance with generally accepted accounting principles applied on a consistent basis;

  •
  the absence of certain changes and events since September 30, 2008, including the absence of changes that have had a material adverse effect;

  •
  the absence of liabilities, other than as set forth in NitroMed's December 31, 2007 balance sheet or in NitroMed's filings with the SEC between January 1, 2008 and January 27, 2009 or liabilities incurred in the ordinary course of business;

  •
  fees and expenses incurred in connection with the negotiation and preparation of the merger agreement and in connection with the merger or the transactions contemplated by the merger agreement;

  •
  compliance with applicable legal requirements;

  •
  identification of required governmental filings and consents;

  •
  equipment and leased property;

  •
  intellectual property;

  •
  material contracts, including the validity and enforceability of material contracts;

  •
  the filing of tax returns, status of unpaid taxes and other tax matters;

  •
  employee and labor matters, including employee benefit plans;

  •
  environmental matters;

  •
  insurance matters;

  •
  assets, bank accounts and receivables;

  •
  legal proceedings and litigation;

  •
  the absence of conflicts with, or violations of, NitroMed's organizational documents, certain contracts, applicable law or judgments, orders or decrees or other obligations as a result of the execution of the merger agreement or the consummation of the transactions contemplated by the merger agreement;

  •
  the stockholder vote required to adopt the merger agreement;

  •
  regulatory compliance;

  •
  approval by the board of directors;

  •
  the absence of undisclosed brokers' fees;

  •
  the absence of specified payments;

  •
  the authorization, execution, delivery and performance and the enforceability of the merger agreement;

  •
  the inapplicability of state anti-takeover statutes;

  •
  maintenance and effectiveness of disclosure controls and procedures and internal control over financial reporting, and compliance with the Sarbanes-Oxley Act;

  •
  the receipt of an opinion from Cowen and Company, LLC as to the fairness of the merger consideration to NitroMed's stockholders; and

  •
  inventory and accounts receivable.

        Some of NitroMed's representations and warranties are qualified by a material adverse effect standard. A "material adverse effect" means, with respect to NitroMed, any effect, change, event, circumstance or development that is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on, NitroMed's business, financial condition, assets, operations or financial performance or prospects or the ability of NitroMed to consummate the merger or any of the transactions contemplated by the merger agreement; provided that none of the following will constitute, or be taken into account in determining whether there has been or will be, a material adverse effect:

  •
  changes related to or resulting from the merger or the transactions contemplated by the merger agreement;

  •
  changes in the stock price or trading volume of NitroMed common stock or any failure by NitroMed to meet internal projections or forecasts;

  •
  changes attributable to the United States economy as a whole or the industries in which NitroMed competes that do not disproportionately affect NitroMed relative to other participants in the industry or industry sections in which NitroMed operations;

  •
  any act or threat of terrorism, war or armed hostilities that do not disproportionately affect NitroMed;

  •
  any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof that do not disproportionately affect NitroMed;

  •
  any effect resulting from the announcement of the pendency of the merger; or

  •
  consummation of the divestiture of NitroMed's nitric-oxide based research technology platform.

        In addition, Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. made representations and warranties to NitroMed regarding, among other things:

  •
  corporate matters, including due organization, standing, power to conduct business and qualification to do business;

  •
  legal proceedings and orders;

  •
  the authorization, execution, delivery and performance and the enforceability of the merger agreement;

  •
  the absence of conflicts with, or violations of, applicable organizational documents, applicable law or judgments, orders or decrees or other obligations as a result of the execution of the merger agreement or the consummation of the transactions contemplated by the merger agreement; and

  •
  the sufficiency of funds to cause NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. to perform their respective obligations under the merger agreement and to consummate the merger.

        Some of Deerfield Management's, NTMD Parent Acquisition Corp.'s and NTMD Acquisition Corp.'s representations and warranties are qualified by a material adverse effect standard. A "material adverse effect" means, with respect to Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp., any effect, change, event, circumstance or development that is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on the ability of Deerfield Management to consummate the merger or any of the transactions contemplated by the merger agreement.

        The representations and warranties included in the merger agreement were made by NitroMed and Deerfield Management to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by NitroMed and Deerfield Management in connection with negotiating the terms of the merger agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between NitroMed and Deerfield Management rather than establishing matters as facts. The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding the terms and conditions of the merger agreement, and not to provide any other factual information regarding NitroMed, Deerfield Management or their respective businesses. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts and you should read the information provided elsewhere in this proxy statement for information regarding NitroMed and its business. See "Where You Can Find More Information" beginning on page 75 of this proxy statement.

        The representations and warranties of the parties to the merger agreement will not survive the consummation of the merger.

Covenants; Conduct of Business Pending the Merger

        From January 27, 2009 through the effective time of the merger or the earlier termination of the merger agreement, NitroMed has agreed that, except for specified exceptions, each of NitroMed and its subsidiaries will conduct its respective business and operations in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve intact its business organization, keep available the services of its current officers and other employees and maintain its relations with suppliers, customers, landlords, creditors and others having business relationships with NitroMed. In addition, during this period, NitroMed has agreed to provide Deerfield Management with prompt notice of (1) any notice or communication alleging that a consent is or may be required in connection with the merger or any of the transactions contemplated by the merger agreement, (2) any legal proceeding against, involving or affecting NitroMed and (3) any material developments with respect to the permitted divestiture by NitroMed of its nitric-oxide based research technology platform.

        NitroMed also agreed during the same period, subject to certain exceptions including the permitted divestiture of NitroMed's nitric-oxide based research technology platform, that it and its subsidiaries would not do any of the following without the prior written consent of Deerfield Management (which consent may not be unreasonably withheld, conditioned or delayed):

  •
  declare, accrue, set aside or pay any dividends or make any other distributions in respect of any shares of its capital stock or repurchase any securities;

  •
  sell, issue or grant any securities, including options and warrants;

  •
  amend its certificate of incorporation or bylaws or effect or become a party to any merger, consolidation, recapitalization, reclassification, stock split or similar transaction;

  •
  form any subsidiary or acquire equity or other interests in another entity;

  •
  make capital expenditures in the aggregate in excess of $100,000;

  •
  enter into any contract having a value in excess of $100,000, or amend or terminate any contract, or waive any right or remedy under any contract other than in the ordinary course of business consistent with past practices;

  •
  acquire, lease or license any right or asset or sell, dispose of, lease or license any right or asset or waive or relinquish any right, except immaterial rights or assets in the ordinary course of business consistent with past practices;

  •
  write off as uncollectible, or establish any extraordinary reserve with respect to, any account receivable or other indebtedness;

  •
  pledge or encumber its assets except for pledges of immaterial assets made in the ordinary course of business consistent with past practices;

  •
  lend money to any person, incur or guarantee any indebtedness in the aggregate in excess of $50,000, or issue or sell any debt securities or options, warrants, calls or other similar rights to acquire any debt securities;

  •
  establish or adopt any employee benefit plan, pay any bonus or make any profit sharing, incentive compensation or similar payment to or increase the wages, salary or fringe benefits or other compensation of any of its directors, officers or employees with an annual salary in excess of $200,000, or hire a new employee having an aggregate salary in excess of $100,000;

  •
  change any of its personnel policies or other business policies, or any of its methods of accounting or accounting practices in any respect;

  •
  make any material tax election, settle or compromise any tax claim or assessment in an amount greater than the liability or reserve recorded with respect thereto on NitroMed's balance sheet or consent to any extension or waiver of any limitation period with respect to any claim or assessment for taxes;

  •
  threaten, commence or settle any legal proceeding;

  •
  enter into any transaction or take any other action outside the ordinary course of business consistent with past practices other than the transactions contemplated by the merger agreement;

  •
  pay, discharge or satisfy any claim, liability or obligation, other than non-material amounts in the ordinary course of business consistent with past practices, or as required by any contract or legal requirements; or

  •
  agree or commit to take any of the restricted actions listed above.

Go-Shop Period

        From January 27, 2009 until 11:59 p.m. (New York City time) on February 26, 2009, which period is referred to as the go-shop period, NitroMed, its subsidiaries and their respective representatives had the right under the merger agreement to:

  •
  initiate, solicit and encourage acquisition proposals (as defined below); and

  •
  enter into and maintain discussions or negotiations with respect to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

During the go-shop period, NitroMed had the right to provide non-public information concerning NitroMed or its subsidiaries pursuant to one or more confidentiality agreements; provided, that NitroMed had to promptly provide to Deerfield Management any material non-public information that was provided to any third party and which had not been previously provided to Deerfield Management. NitroMed agreed to keep Deerfield Management informed regarding any negotiations with third parties.

        An acquisition proposal means, in each case other than an offer or proposal made by Deerfield Management or an offer or proposal relating to the divestiture of NitroMed's nitric-oxide based research technology platform, any offer or proposal relating to or involving:

  •
  any merger, consolidation, amalgamation, share exchange, business combination, issuance or acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or similar transaction (1) in which NitroMed is a constituent corporation, (2) in which any individual, entity, governmental entity, or "group," as defined under applicable securities laws, directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of NitroMed or (3) in which NitroMed or any of its subsidiaries issues securities representing more than 15% of the outstanding voting securities of any class of voting securities or any of its subsidiaries;

  •
  any sale, lease, exchange, transfer, license, acquisition or disposition of any business or assets that constitute 15% or more of the consolidated net revenues, net income or book value of the assets of or fair market value of the assets of NitroMed or its subsidiaries, taken as a whole; and

  •
  any liquidation or dissolution of NitroMed.

No Solicitation

        Subject to the exceptions contained in the merger agreement described below, at the expiration of the go-shop period, NitroMed has agreed that it will not, nor will it authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its subsidiaries to, and it will use its commercially reasonable efforts to cause its non-officer employees and other agents not to, directly or indirectly:

  •
  solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of, any "acquisition proposal," as defined below, or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  furnish to any person any information with respect to it in connection with or in response to an acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  engage in discussions or negotiations with respect to any acquisition proposal or inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal;

  •
  approve, endorse or recommend an acquisition proposal; or

  •
  execute or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to an acquisition proposal.

        However, prior to the adoption of the merger agreement by NitroMed's stockholders, NitroMed may furnish information, and may enter into discussions or negotiations with, any third party in response to a "superior offer," as defined below, or a bona fide, unsolicited written acquisition proposal made or received after the date of the merger agreement that is reasonably likely to result in a "superior offer" that is submitted to NitroMed if:

  •
  neither NitroMed nor any representative of NitroMed has breached the no solicitation provisions of the merger agreement described above;

  •
  NitroMed's board of directors concludes in good faith, based on the advice of outside legal counsel, that the failure to take such action is reasonably likely to result in a breach of the fiduciary duties of such board of directors under applicable legal requirements;

  •
  NitroMed gives Deerfield Management at least three business days' prior notice of the identity of the third party and of NitroMed's intention to furnish information to, or enter into discussions or negotiations with, such third party before furnishing any information or entering into discussions or negotiations with such person;

  •
  NitroMed receives from the third party an executed confidentiality agreement containing provisions at least as favorable to such party as those contained in the confidentiality agreement between Deerfield Management and NitroMed; and

  •
  at least three business days prior to the furnishing of any information to a third party, NitroMed furnishes the same information to Deerfield Management to the extent not previously furnished.

        Prior to the adoption of the merger agreement by NitroMed's stockholders, NitroMed may also withhold, amend, withdraw or modify its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement if:

  •
  other than in response to an acquisition proposal the board of directors, based upon a material development or change in circumstances occurring, arising or coming to the attention of the board of directors after the date of the merger agreement that was neither known to the directors nor reasonably foreseeable as of prior to the date of the merger agreement, if the board determines in good faith, after consultation with outside counsel, that such action is necessary for it to comply with its fiduciary obligations under applicable law; or

  •
  NitroMed has not breached its non-solicitation obligations under the merger agreement and NitroMed receives a superior proposal and determines to terminate the merger agreement in order to enter into a definitive agreement to effect such superior offer.

In both cases, NitroMed may not terminate the merger agreement and the board of directors may not withhold, amend, withdraw or modify its recommendation unless NitroMed has provided Deerfield Management prior written notice at least four business days in advance of its intention to do so. In the case of a superior offer, NitroMed's notice must include a written summary with respect to the superior offer, including the material terms and conditions and the identity of the party making the superior offer, and NitroMed must contemporaneously provide a copy of the relevant proposed transaction agreements with the party making the superior offer. During the four business day notice period, NitroMed must take into account any changes to the financial and other terms of the merger agreement Deerfield Management may propose in order to determine whether or not the acquisition proposal may cease to constitute a superior offer.

        A superior offer means an unsolicited, bona fide written offer made by a third party to enter into:

  •
  a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either:

  •
  NitroMed's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction, or the ultimate parent entity thereof, or

  •
  in which a person or "group," as defined under applicable securities laws, directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of NitroMed's capital stock; or

  •
  a sale, lease, exchange, transfer, license, acquisition or disposition of any business or other disposition of at least 50% of the assets of NitroMed or its subsidiaries, taken as a whole, in a single transaction or a series of related transactions that (1) was not obtained or made as a direct or indirect result of a breach of the merger agreement, and (2) is on terms and conditions that the board of directors of NitroMed determines in its good faith judgment, after obtaining and taking into account such matters as its board of directors deems relevant following consultation with its outside legal counsel and financial advisor:

  •
  is more favorable, from a financial point of view, to NitroMed's stockholders than the terms of the merger; and

  •
  is reasonably capable of being consummated.

        An offer will not be a superior offer if any financing required to consummate the transaction contemplated by such offer is not committed, unless the NitroMed board of directors determines in good faith that any required financing is reasonably capable of being obtained by such third party or if the consummation of such transaction is contingent on any such financing being obtained.

        The merger agreement also provides that NitroMed will promptly advise Deerfield Management of the status and terms of, and keep Deerfield Management fully informed with respect to, any acquisition proposal or any inquiry, indication of interest or request for information that could reasonably be expected to lead to an acquisition proposal or any change or proposed change to that acquisition proposal or inquiry, indication of interest or request for information.

Stockholders Meeting

        The merger agreement requires NitroMed to promptly and duly call, give notice of and hold a meeting of NitroMed stockholders to adopt the merger agreement. Subject to the provisions described above under " — No Solicitation," NitroMed's board of directors is required to recommend adoption of the merger agreement by NitroMed stockholders and include such recommendation in this proxy statement and may not withdraw or modify in a manner adverse to Deerfield Management, its recommendation that NitroMed stockholder vote in favor of the adoption of the merger agreement. Subject to the provisions described above under " — No Solicitation," NitroMed is required to use commercially reasonable efforts to solicit from NitroMed stockholders proxies in favor of adoption of the merger agreement.

Indemnification and Insurance

        For a period of six years following the effective time of the merger, Deerfield Management and the surviving corporation have agreed to indemnify, to the fullest extent permitted under the General Corporation Law of the State of Delaware, NitroMed's current and former directors and officers against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements incurred in connection with any claim, action, suit, proceeding or investigation, arising out of or pertaining to the fact that those persons were directors or officers of NitroMed. Each indemnified party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Deerfield Management and the surviving corporation upon receipt of a request for an advancement. However, to the extent required by the General Corporation Law of the State of Delaware, any person to whom expenses are advanced must provide an undertaking to repay the advances if it is ultimately determined that such person is not entitled to indemnification.

        The merger agreement provides that for six years from the effective time of the merger, the certificate of incorporation and by-laws of the surviving corporation will contain, and, Deerfield Management will cause the certificate of incorporation and by-laws of the surviving corporation to contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of NitroMed and than are presently in NitroMed's certificate of incorporation and by-laws.

        In addition, Deerfield Management has agreed to cause the surviving corporation to maintain in effect, at no expense to the beneficiaries, for six years after the merger, an insurance and indemnification policy covering our directors and officers who are insured under our current policies with respect to events occurring at or prior to the effective time of the merger that is at least as favorable as our existing policy. However, in no event will the surviving corporation be required to pay more than 200% of the annual premium currently paid by NitroMed for such insurance.

Agreement to Take Further Action and to Use Commercially Reasonable Efforts

        Subject to the terms and conditions of the merger agreement, each party has agreed to use its commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate the merger and make effective the transactions contemplated by the merger agreement. Among other things, each party has committed to use such efforts to make all necessary filings and related submissions and give all notices required to be made and given in connection with the merger and to obtain each consent, approval and authorization reasonably required to be obtained in connection with the merger.

 Conditions to the Merger

        Each party's obligations to complete the merger is subject to the satisfaction or waiver (if permissible under applicable law) of the following conditions at or prior to the closing:

  •
  no order suspending the use of this proxy statement shall be issued and no proceeding for that purpose shall be initiated or threatened in writing by the SEC;

  •
  no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger shall have been issued, and no law, statute, rule, regulation, ruling or decree shall be in effect which has the effect of making the consummation of the merger illegal;

  •
  NitroMed stockholders must have adopted the merger agreement;

  •
  any governmental authorization or other consent required to be obtained by any of the parties to the merger agreement under any applicable antitrust or competition law or regulation or other legal requirement shall have been obtained and shall remain in full force and effect;

  •
  any waiting period applicable to the consummation of the merger under any applicable U.S. or any material applicable foreign antitrust requirements reasonably determined to apply to the merger shall have expired or been terminated, and there shall not be in effect any voluntary agreement with the Federal Trade Commission, the Department of Justice or any foreign governmental body pursuant to which any party to the merger agreement has agreed not to consummate the merger for any period of time; and

  •
  NitroMed's final net cash calculation shall have been determined in accordance with the terms of the merger agreement.

        In addition, the obligations of Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. to complete the merger are subject to the satisfaction or waiver of the following conditions:

  •
  NitroMed's representations and warranties in the merger agreement must be true and correct on the date of the merger agreement and on the closing date of the merger, except where failure to be true and correct would not reasonably be expected to have a material adverse effect on NitroMed and except where made as of a specific date, in which case they must be true and correct as of such date;

  •
  NitroMed must have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by it at or before the closing of the merger; and

  •
  Deerfield Management shall have received the documents required under the merger agreement for the closing of the merger, including good standing certificates and certificates from certain of NitroMed's officers.

        In addition, the obligations of NitroMed to complete the merger are subject to the satisfaction or waiver of the following conditions:

  •
  the representations and warranties of Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. in the merger agreement must be true and correct on the date of the merger agreement and on the closing date of the merger, except where failure to be true and correct would not reasonably be expected to have a material adverse effect on Deerfield Management and except where made as of a specific date, in which case they must be true and correct as of such date;

  •
  Deerfield Management, NTMD Parent Acquisition Corp. and NTMD Acquisition Corp. must have performed or complied with in all material respects all covenants and obligations required to be performed or complied with by them at or before the closing of the merger; and

  •
  NitroMed shall have received the documents required under the merger agreement for the closing of the merger, including good standing certificates and certificates from certain partners of Deerfield Management.

 Termination

        The merger agreement may be terminated at any time before the completion of the merger, whether before or, in some instances, after the adoption of the merger agreement by NitroMed's stockholders:

  •
  by mutual written consent duly authorized by the board of directors of NitroMed and the board of directors or general partners of the Deerfield Management entities;

  •
  by either NitroMed or Deerfield Management, if:

  •
  the merger has not been completed by June 30, 2009, provided that this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of the failure of the merger to be completed by such date and such action or failure to act constitutes a breach of the merger agreement;

  •
  a court of competent jurisdiction or other governmental entity has issued a final and nonappealable order, decree or ruling or taken any other action that permanently restrains, enjoins or otherwise prohibits the merger;

  •
  the required vote of NitroMed stockholders to adopt the merger agreement is not obtained at the meeting of NitroMed stockholders where such vote is taken, provided that NitroMed may not terminate the merger agreement pursuant to this provision if the failure to obtain the required vote of NitroMed stockholders to adopt the merger agreement was caused by the action or failure to act of NitroMed and such action or failure to act is a material breach of the merger agreement;

  •
  by Deerfield Management, if:

  •
  any of the following occur at any time prior to the adoption of the merger agreement by NitroMed stockholders, each referred to as a NitroMed triggering event:

  •
  NitroMed's board of directors withholds, amends, withdraws or modifies its recommendation that NitroMed stockholders vote to adopt the merger agreement;

  •
  NitroMed fails to include in this proxy statement a recommendation of the NitroMed board of directors that NitroMed stockholders vote to adopt the merger agreement;

  •
  NitroMed's board of directors approves, endorses or recommends any acquisition proposal;

  •
  NitroMed fails to hold the NitroMed special meeting within 45 days after this proxy statement is first mailed to NitroMed stockholders, or

  •
  NitroMed enters into any letter of intent or similar document or any contract relating to any acquisition proposal, other than a confidentiality agreement permitted under the no solicitation provisions of the merger agreement;

  •
  NitroMed breaches any of its representations, warranties, covenants or other agreements set forth in the merger agreement or if any of NitroMed's representations or warranties has become inaccurate, in either case such that the conditions to the closing of the merger would not be satisfied as of the time of such breach or inaccuracy, provided that if such breach or inaccuracy is curable, then the merger agreement will not terminate as a result of a particular breach or inaccuracy until the earlier of the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy and NitroMed ceasing to exercise commercially reasonable efforts to cure such breach, if such breach has not been cured;

  •
  by NitroMed, if:

  •
  Deerfield Management, NTMD Parent Acquisition Corp. or NTMD Acquisition Corp. breaches any of their respective representations, warranties, covenants or other agreements set forth in the merger agreement or if any of their respective representations or warranties has become inaccurate, in either case such that the conditions to the closing of the merger would not be satisfied as of the time of such breach or inaccuracy, provided that if such breach or inaccuracy is curable, then the merger agreement will not terminate as a result of a particular breach or inaccuracy until the earlier of the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy and Deerfield Management ceasing to exercise commercially reasonable efforts to cure such breach, if such breach has not been cured;

    •
    the NitroMed board of directors has withheld, amended, withdrawn or modified its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement and, immediately prior to such termination, NitroMed has paid to Deerfield Management its documented fees and expenses incurred in connection with the merger agreement not to exceed $750,000; or

    •
    NitroMed enters into a definitive agreement with respect to a superior offer, if (1) NitroMed has not breached the no solicitation provisions of the merger agreement and NitroMed's board of directors has changed its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement and authorized NitroMed to enter into a definitive agreement for a superior offer, (2) NitroMed has paid to Deerfield Management its documented fees and expenses incurred in connection with the merger agreement not to exceed $750,000 immediately prior to the termination of the merger agreement and (3) NitroMed enters into a definitive agreement to effect such superior offer immediately following such termination.

Termination Fees

        The merger agreement obligates NitroMed to pay to Deerfield Management up to $750,000 as reimbursement for documented fees and expenses incurred from and after January 9, 2009 associated with the merger agreement and transactions contemplated by the merger agreement, if:

  •
  the merger agreement is terminated by Deerfield Management because of a NitroMed triggering event;

  •
  the merger agreement is terminated by Deerfield Management because NitroMed has breached or failed to perform any representation, warranty, covenant or agreement set forth in the merger agreement, which breach or failure to perform would result in the failure of a condition to Deerfield Management's obligation to effect the merger being satisfied;

  •
  the merger agreement is terminated by NitroMed because (1) NitroMed's board of directors has withheld, amended, withdrawn or modified its recommendation that NitroMed stockholders vote in favor of the adoption of the merger agreement in accordance with the no solicitation provisions of the merger agreement or (2) NitroMed enters into a definitive agreement with respect to a superior offer; or

  •
  the merger agreement is terminated by either NitroMed or Deerfield Management because the required vote of NitroMed stockholders to adopt the merger agreement is not obtained at the meeting of NitroMed stockholders where such vote is taken.

Amendment and Waiver

        Deerfield Management and NitroMed may amend the merger agreement at any time before or after adoption of the merger agreement by NitroMed stockholders. However, after NitroMed stockholders have adopted the merger agreement, the merger agreement may not be amended without obtaining further approval by NitroMed stockholders if, by law, such amendment would require further stockholder approval. The merger agreement also provides that, at any time prior to the effective time of the merger, the parties may, to the extent permitted by law, extend the time for the performance of any obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties in the merger agreement or any document delivered in connection therewith or waive compliance with any of the agreements or the conditions contained in the merger agreement.

Governing Law

        The merger agreement is governed by and will be construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

 Stockholder Voting Agreements

        In connection with the execution of the merger agreement, NitroMed entered into stockholder voting agreements with two of the Deerfield Management funds and with funds affiliated with HealthCare Ventures LLC that together own or control an aggregate of approximately 18% of NitroMed's common stock. Pursuant to the stockholder voting agreements, each of the funds agreed to vote its shares of NitroMed common stock in favor of the adoption of the merger agreement and against the approval or adoption of any alternative transactions. Each of the funds agreed not to transfer its shares of NitroMed common stock prior to the expiration of the voting agreement. The HealthCare Ventures LLC funds granted to Deerfield Management a proxy to vote HealthCare Ventures' shares of NitroMed common stock in favor of adoption of the merger agreement and the Deerfield Management funds granted to NitroMed a proxy to vote their shares of NitroMed common stock in favor of the adoption of the merger agreement. One of NitroMed's directors, John Littlechild, is affiliated with the HealthCare Ventures funds that entered into the stockholder voting agreement.

        The stockholder voting agreements and the proxies granted pursuant to the stockholder voting agreements will terminate upon the earlier to occur of the effective time of the merger or the termination of the merger agreement pursuant to its terms.

        The form of stockholder voting agreement entered into with the Deerfield Management funds is attached to this proxy statement as Annex B-1 and the stockholder voting agreement entered into with funds affiliated with HealthCare Ventures is attached to this proxy statement as Annex B-2.

APPRAISAL RIGHTS

        Delaware law entitles the holders of shares of NitroMed common stock, who follow the procedures specified in Section 262 of the General Corporation Law of the State of Delaware, to have their shares appraised by the Delaware Court of Chancery, which we refer to as the Chancery Court, and to receive the "fair value" of these shares, exclusive of any element of value arising from the accomplishment or expectation of the merger.

        In order to exercise appraisal rights, a holder must demand and perfect the rights in accordance with Section 262. If you fail to comply with the specific requirements of Section 262, you will be entitled to receive the cash payment for your shares as provided in the merger agreement, but you will have no appraisal rights with respect to your shares.

        The following description is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed in order to perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the General Corporation Law of the State of Delaware, the full text of which appears in Annex D to this proxy statement. This summary does not constitute legal advice, nor does it constitute a recommendation that you exercise your rights to appraisal under Section 262.

        Section 262 requires that, where a merger agreement is to be submitted for adoption at a stockholders' meeting, stockholders on the record date for the meeting be notified not less than 20 days before the meeting that appraisal rights will be available. A copy of Section 262 must be included with the notice. This proxy statement constitutes NitroMed's notice to the holders of shares of its common stock of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex D to this proxy statement since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

        If you elect to demand appraisal of your shares, you must:

  •
  be a holder of record of shares of NitroMed common stock on the date that the written demand for appraisal is made, and you must continue to hold the shares of record through the date of the merger;

  •
  deliver to us a written demand for appraisal of your shares of NitroMed common stock before the vote of stockholders with respect to the merger is taken; and

  •
  not vote in favor of the adoption of the merger agreement.

        Neither voting (in person or by proxy) against, abstaining from voting on nor failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote.

        Only a holder of record of shares of NitroMed common stock who continuously holds such shares through the date of the merger is entitled to demand appraisal rights for the shares of common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as his, her or its name appears on his, her or its stock certificates, and must state that such person intends thereby to demand appraisal of his, her or its shares of NitroMed common stock in connection with the merger. If the shares of NitroMed common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of common stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder, such as a broker who holds shares of NitroMed common stock as nominee for several beneficial owners, may exercise appraisal rights with respect to the shares of NitroMed common stock held for one or more beneficial owners while not exercising such rights with respect to the shares of NitroMed common stock held for other beneficial owners; in such case, however, the written demand should set forth the number of shares of NitroMed common stock as to which appraisal is sought and where no number of shares of NitroMed common stock is expressly mentioned the demand will be presumed to cover all shares of NitroMed common stock which are held in the name of the record owner. A beneficial owner who does not hold the shares of record may not make an appraisal demand but must have the record holder submit such demand.

        Stockholders who hold their shares of NitroMed common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

        All demands for appraisal should be made in writing and addressed to Corporate Secretary, NitroMed, Inc., 45 Hayden Avenue, Suite 3000, Lexington, MA 02421 before the stockholder vote on the merger agreement is taken at the special meeting. The demand must reasonably inform NitroMed of the identity of the holder and the intention of the holder to demand appraisal of his, her or its shares of common stock. If your shares of NitroMed common stock are held through a broker, bank, nominee or other third party, and you wish to demand appraisal rights you must act promptly to instruct the applicable broker, bank, nominee or other third party to follow the steps summarized in this section.

        Within ten days after the effective date of the merger, the surviving corporation must give written notice of the date the merger became effective to each holder who has properly filed a written demand for appraisal and has not voted in favor of the merger. At any time within 60 days after the effective date, any holder who has demanded an appraisal, and who has not commenced an appraisal proceeding or joined in such a proceeding as a named party, has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his, her or its shares of NitroMed common stock. Within 120 days after the effective date, either the surviving corporation or any holder who has complied with the requirements of Section 262, or any beneficial owner of the stock for which a demand for appraisal has been properly made, and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of NitroMed common stock held by all holders entitled to appraisal. Neither NTMD Acquisition Corp. nor NitroMed have any intention or obligation to file such a petition. Accordingly, the failure of a holder to file a petition in the Chancery Court demanding a determination of the fair value of the shares within 120 days after the effective time could nullify the holder's previously written demand for appraisal. Within 120 days after the effective time of the merger, any holder of NitroMed common stock who has complied with the requirements for exercise of appraisal rights under Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed to such holder within ten days after a written request for the statement has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

        If a petition for appraisal is duly filed by a holder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares of NitroMed common stock and with whom agreements as to the value of their shares of NitroMed common stock have not been reached by the surviving corporation. After notice to such holders of the time and place of the hearing of the petition, the Chancery Court is empowered to conduct such a hearing. At the hearing, the Chancery Court will determine those holders who have complied with Section 262 and who have become entitled to appraisal rights. The Chancery Court may require the holders who have demanded an appraisal for their shares of NitroMed common stock to submit their stock certificates to the Register in Chancery of the Chancery Court for notation of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that holder.

        After determination of the holders entitled to appraisal of their shares of NitroMed common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger. When the fair value is determined, the Chancery Court will direct the payment of the value, with interest, if any, to the holders entitled to receive payment, upon surrender by such holders of the certificates representing the applicable shares of NitroMed common stock.

Unless the Chancery Court in its discretion determines otherwise for good reason shown, interest from the effective date of the merger through the payment of the judgment shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment.

        In determining fair value, the Chancery Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." You should be aware that the fair value of your shares of NitroMed common stock as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

        Costs of the appraisal proceeding, which do not include attorneys' fees or expert witness fees, may be imposed upon the parties participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a holder, the Chancery Court may order all or a portion of the expenses incurred by any holder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of NitroMed common stock entitled to appraisal.

        Any holder who has demanded appraisal rights will not, from and after the effective date of the merger, be entitled to vote shares of NitroMed common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than dividends or other distribution payable to our stockholders of record at a date prior to the effective date; however, if no petition for appraisal is filed within 120 days after the effective date of the merger, or if the holder delivers a written withdrawal of his, her or its demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of that holder to appraisal will cease and that holder will be entitled to receive the cash payment for his, her or its shares of NitroMed common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Chancery Court will be dismissed without the approval of the Chancery Court and may be subject to conditions the Chancery Court deems just.

        In view of the complexity of Section 262, holders of shares of NitroMed common stock who may wish to pursue appraisal rights should promptly consult their legal advisors.

DESCRIPTION OF NITROMED, INC.

  NitroMed, Inc.
  45 Hayden Avenue
  Suite 3000
  Lexington, Massachusetts 02421
  (781) 266-4000

        NitroMed is the maker of BiDil®, which is indicated for the treatment of heart failure in self-identified black patients as an adjunct to current standard therapies. BiDil is an orally administered fixed-dose combination of isosorbide dinitrate and hydralazine hydrochloride. The U.S. Food and Drug Administration, or FDA, approved BiDil in June 2005 and NitroMed commercially launched BiDil in July 2005. In January 2008, NitroMed discontinued active promotional activities for BiDil based upon NitroMed's determination that the successful commercialization of BiDil requires a magnitude of resources that it could not allocate to the program, as well as NitroMed's plans to conserve cash in order to pursue the development of an extended release formulation of BiDil, known as BiDil XR™. BiDil is an orally administered medicine that is presently dosed three times daily. In connection with NitroMed's efforts to develop BiDil XR as a once-daily formulation, NitroMed has conducted bioequivalence and pharmacodynamic studies comparing BiDil XR to the current formulation of BiDil and, based upon its communications with the FDA, expects that its proposed plan could support FDA approval to commercialize BiDil XR, if bioequivalence is demonstrated. The bioequivalence study design compares the pharmacokinetics of the BiDil XR formulation to the pharmacokinetics of BiDil. Pharmacokinetics refers to the manner in which the body absorbs, distributes, metabolizes and excretes the study drug.

        In connection with its past research and development programs, NitroMed also generated intellectual property rights with respect to its nitric oxide enhancing technologies. NitroMed is seeking to divest these proprietary technologies through a sale of assets, exclusive license or otherwise. NitroMed does not have any plans to conduct further research with respect to these technologies.

DESCRIPTION OF DEERFIELD MANAGEMENT

  Deerfield Private Design Fund, L.P.
  Deerfield Private Design International, L.P.
  Deerfield Special Situations Fund, L.P.
  Deerfield Special Situations Fund International Limited
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        Deerfield Management and its affiliates are investors in over 100 healthcare companies and employ a large investment staff globally focused solely on the evaluation of equities in publicly traded and privately held companies in healthcare and related industries.

DESCRIPTION OF NTMD PARENT ACQUISITION CORP.

  NTMD Parent Acquisition Corp.
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        NTMD Parent Acquisition Corp., a corporation organized under the laws of the State of Delaware, was formed on January 21, 2009 for the sole purpose of completing the merger with NitroMed. NTMD Parent Acquisition Corp.'s owners currently consist of Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited. NTMD Parent Acquisition Corp. has not engaged in any business except in anticipation of the merger.

 DESCRIPTION OF NTMD ACQUISITION CORP.

  NTMD Acquisition Corp.
  c/o Deerfield Management
  780 Third Avenue, 37th Floor
  New York, New York 10017

        NTMD Acquisition Corp., a corporation organized under the laws of the State of Delaware, is a wholly owned subsidiary of NTMD Parent Acquisition Corp. NTMD Acquisition Corp. was formed for the sole purpose of completing the merger with NitroMed. This is the only business of NTMD Acquisition Corp.

MATTERS BEING SUBMITTED TO A VOTE OF STOCKHOLDERS

Proposal No. 1: Adoption of the Merger Agreement

        At the special meeting, NitroMed stockholders will be asked to consider and vote upon a proposal to adopt the merger agreement. The merger agreement provides that at the effective time of the merger NTMD Acquisition Corp. will be merged with and into NitroMed, and each holder of shares of NitroMed common stock will be entitled to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing, for each share of NitroMed common stock held immediately prior to the merger (other than shares owned by NTMD Acquisition Corp. or NitroMed or held by stockholders who are entitled to and who properly exercise appraisal rights in connection with the proper procedures under General Corporation Law of the State of Delaware) upon surrender of his, her or its stock certificate(s). As a result of the merger, NitroMed will cease to be a publicly traded company and will become a wholly owned subsidiary of NTMD Parent Acquisition Corp.

        The terms of, reasons for and other aspects of the merger agreement and the merger are described in detail in the other sections of this proxy statement.

Vote Required; Recommendation of Board of Directors

        The affirmative vote of holders of a majority of the outstanding shares of NitroMed's common stock as of the record date for the special meeting is required to adopt the merger agreement.

        A failure to submit a proxy card or vote at the NitroMed special meeting, or an abstention, vote withheld or "broker non-vote" for the adoption of the merger agreement will have the same effect as a vote against the proposal to adopt the merger agreement.

        THE NITROMED BOARD OF DIRECTORS RECOMMENDS THAT NITROMED'S STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO ADOPT THE MERGER AGREEMENT.

 Proposal No. 2: Approval of Possible Adjournment of the Special Meeting

General

        If NitroMed fails to receive a sufficient number of votes to approve Proposal No. 1 to adopt the merger agreement, NitroMed may propose to adjourn the NitroMed special meeting, for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal No. 1. NitroMed currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve the proposal to adopt the merger agreement.

Vote Required; Recommendation of Board of Directors

        The affirmative vote of the holders of a majority of NitroMed's common stock present in person or represented by proxy at the special meeting and entitled to vote is required to approve the adjournment of the special meeting for the purpose of soliciting additional proxies to approve Proposal No. 1 to adopt the merger agreement.

        An abstention will have the same effect as a vote against Proposal No. 2. A failure to submit a proxy card or vote at the special meeting or a "broker non-vote" will have no effect on the outcome of Proposal No. 2.

        THE NITROMED BOARD OF DIRECTORS RECOMMENDS THAT NITROMED'S STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.

MARKET PRICE AND DIVIDEND INFORMATION

        NitroMed's common stock is currently traded on the NASDAQ Global Market under the symbol "NTMD." The following table presents, for the periods indicated, the range of high and low per share sales prices for NitroMed common stock as reported on the NASDAQ Global Market for each of the periods set forth below.

NitroMed Common Stock

	High		Low
Year Ended December 31, 2007
First Quarter		$4.44		$2.25
Second Quarter		$3.98		$2.11
Third Quarter		$2.52		$1.75
Fourth Quarter		$1.80		$1.00
Year Ending December 31, 2008
First Quarter		$1.25		$0.80
Second Quarter		$1.52		$0.81
Third Quarter		$1.12		$0.37
Fourth Quarter		$0.50		$0.15
Year Ending December 31, 2009
First Quarter (through , 2009)	$		$

        The following table sets for the closing sales prices per share of NitroMed common stock, as reported on The NASDAQ Global Market on January 26, 2009, the last full trading day before the public announcement of the proposed merger, and on                                       , 2009, the latest practicable date before the printing of this proxy statement:

	Common Stock Closing Price
January 26, 2009		$0.64
, 2009	$

        If the merger is consummated, NitroMed common stock will be delisted from The NASDAQ Global Market, there will be no further public market for shares of NitroMed common stock and each share of NitroMed common stock will be converted into the right to receive $0.80 in cash, without interest and subject to adjustment based on, among other things, NitroMed's net cash balance at closing.

        As of                                                   , 2009, NitroMed had approximately                          holders of record of its common stock.

Dividends

        NitroMed has never declared or paid any cash dividends on its capital stock nor does it intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of NitroMed's board of directors and will depend upon its financial condition, operating results, capital requirements, deployment of resources and ability to engage in strategic transactions, as well as such other factors as NitroMed's board of directors deems relevant.

PRINCIPAL STOCKHOLDERS OF NITROMED

        The following table sets forth information regarding beneficial ownership of NitroMed's common stock as of January 31, 2009 by:

  •
  each person, entity or group of affiliated persons or entities known to NitroMed to be the beneficial owner of more than 5% of the outstanding shares of NitroMed common stock;

  •
  each member of NitroMed's board of directors;

  •
  (1) all individuals serving as NitroMed's principal executive officer during fiscal year 2008, (2) all individuals serving as NitroMed's principal financial officer during fiscal year 2008 and (3) two additional persons for whom disclosure would have been required but for the fact that the individuals were not serving as executive officers on December 31, 2008; and

  •
  all of NitroMed's directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of NitroMed's common stock. Shares of common stock issuable under stock options and warrants that are currently exercisable or exercisable within 60 days of January 31, 2009 are deemed to be beneficially owned by the person holding the option or warrant for purposes of calculating the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to NitroMed's knowledge, all persons named in the table have sole voting and investment power with respect to the shares of common stock beneficially owned by them, except, where applicable, to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner(1)	Number of Outstanding Shares of Common Stock Beneficially Owned	Common Stock Underlying Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders
Funds affiliated with HealthCare Ventures, L.L.C. Nassau Street, Second Floor Princeton, NJ 08837(2)	3,239,598	—	3,239,598	7.0
Rho Ventures 152 West 57th Street, 23rd Floor New York, NY 10019(3)	5,397,711	—	5,397,711	11.7
Invus Public Equities, L.P. 750 Lexington Avenue, 30th Floor New York, NY 10022(4)	4,989,024	—	4,989,024	10.8
Funds affiliated with Deerfield Management 780 Third Avenue, 37th Floor New York, NY 10017(5)	5,064,514	—	5,064,514	11.0
Named Executive Officers
Kenneth M. Bate	—	680,836	680,836	1.5
Gerald W. Bruce(6)	46,072		46,072	*
James G. Ham, III(7)	299	—	299	*
Jane A. Kramer(8)	37,051	—	37,051	*

Name and Address of Beneficial Owner(1)	Number of Outstanding Shares of Common Stock Beneficially Owned	Common Stock Underlying Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors
Robert S. Cohen	12,500	75,000	87,500	*
Frank L. Douglas, M.D., Ph.D.	—	60,000	60,000	*
Zola Horovitz, Ph.D.	12,500	75,000	87,500	*
Argeris N. Karabelas, Ph.D.(9)	1,403,460	426,249	1,829,709	3.9
Mark Leschly(10)	5,421,455	62,500	5,483,955	11.9
John W. Littlechild(11)	3,306,360	64,375	3,370,735	7.3
Joseph Loscalzo, M.D., Ph.D.	3,449	154,625	158,074	*
Davey S. Scoon	—	75,000	75,000	*
Christopher J. Sobecki(12)	4,989,024	25,000	5,014,024	10.9
All current directors and executive officer as a group (10 persons)	15,148,748	1,698,585	16,847,333	35.3

*
Less than 1% of NitroMed's outstanding common stock.

(1)
Unless otherwise indicated, the address of each stockholder is c/o NitroMed, Inc., 45 Hayden Avenue, Suite 3000, Lexington, MA 02421.

(2)
Consists of 1,240,788 shares of common stock held by HealthCare Ventures V, L.P. and 1,998,810 shares of common stock held by HealthCare Ventures VI, L.P. Mr. Littlechild, a director of NitroMed, is a general partner of HealthCare Partners V, L.P. (which is the general partner of HealthCare Ventures V, L.P.) and HealthCare Partners VI, L.P. (which is the general partner of HealthCare Ventures VI, L.P.). Mr. Littlechild disclaims beneficial ownership of the shares held by each of the funds affiliated with HealthCare Ventures, L.L.C., except to the extent of his pecuniary interest therein.

(3)
Consists of 2,647,802 shares of common stock held by Rho Management Trust II, 450,376 shares of common stock held by Rho Management Trust III, 77,932 shares of common stock held by Rho Investment Partners "H" L.P., 21,145 shares of common stock held by Rho Management Partners L.P., 378,884 shares of common stock held by Rho Ventures IV L.P., 891,990 shares of common stock held by Rho Ventures IV (QP) L.P. and 929,582 shares of common stock held by Rho Ventures IV GmbH & Co., Beteiligungs KG. Mr. Leschly, a director of NitroMed, is a managing member of the general partner of Rho Ventures IV, L.P. and Rho Ventures IV (QP), L.P., a managing director of the general partner of Rho Ventures IV GmbH & Co. Beteiligungs KG and a managing partner of the investment advisor to Rho Management Trust II. Mr. Leschly disclaims beneficial ownership of the shares held by each of the funds affiliated with Rho Capital Partners, Inc. except to the extent of his pecuniary interest therein.

(4)
Consists of 4,989,024 shares of common stock held by Invus Public Equities, L.P. Mr. Sobecki, a director of NitroMed, is managing director of The Invus Group, LLC, which is an affiliate of Invus Public Equities, L.P. Mr. Sobecki disclaims beneficial ownership of the shares held by Invus Public Equities, L.P., except to the extent of his pecuniary interest therein.

(5)
Consists of 1,783,017 shares of common stock held by Deerfield Special Situations Fund, L.P., whose general partner is Deerfield Capital, L.P., and 3,281,497 shares of common stock held by Deerfield Special Situations Fund International Limited, whose investment manager is Deerfield Management Company, L.P. Mr. Flynn is the managing member of general partner of Deerfield Capital, L.P. and the managing member of the general partner of Deerfield Management Company, L.P. Excludes 3,239,598 shares of common stock beneficially owned by funds affiliated with HealthCare Ventures, L.L.C. that are subject to a stockholder voting agreement described in "The Merger Agreement — Stockholder Voting Agreements" and attached to this proxy statement as Annex B-2.

(6)
Mr. Bruce ceased to serve as NitroMed's senior vice president, commercial operations on March 15, 2008.

(7)
Mr. Ham ceased to serve as NitroMed's vice president, chief financial officer, treasurer and secretary on April 11, 2008.

(8)
Ms. Kramer ceased to serve as NitroMed's vice president, corporate affairs on April 15, 2008.

(9)
Includes 1,332,856 shares of common stock held by funds affiliated with Care Capital LLC, 36,885 shares held by Jan and Lotte Leschly and 22,540 shares held by David Ramsay. Mr. Ramsay and Mr. Leschly are partners of Care Capital LLC. Dr. Karabelas, a director of NitroMed, is also a partner of Care Capital LLC. Dr. Karabelas disclaims beneficial ownership of the shares held by each of the funds of NitroMed affiliated with Care Capital LLC, except to the extent of his pecuniary interest therein. Dr. Karabelas served as NitroMed's interim president and chief executive officer from March 20, 2006 to January 19, 2007.

(10)
Includes 5,397,711 shares of common stock held by funds affiliated with Rho Ventures. See Note 4 above.

(11)
Includes 3,239,598 shares of common stock held by funds affiliated with HealthCare Ventures, L.L.C. See Note 3 above.

(12)
Includes 4,989,024 shares of common stock held by Invus Public Equities, L.P. See Note 5 above.

FUTURE STOCKHOLDER PROPOSALS

        If the merger is consummated, NitroMed will not have public stockholders and there will be no public participation in any future meetings of stockholders. However, if the merger is not completed, NitroMed expects to hold its 2009 annual meeting of stockholders.

        If such meeting is held, in order to be included in proxy material for NitroMed's 2009 annual meeting of stockholders, stockholders' written proposed resolutions must have been received by NitroMed at its principal executive offices, 45 Hayden Avenue, Suite 3000, Lexington, Massachusetts 02421 no later than December 17, 2008. NitroMed suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to NitroMed's corporate secretary.

        In addition, NitroMed's by-laws require that it be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in NitroMed's proxy statement. The required notice must be in writing and received by NitroMed's corporate secretary at its principal offices not less than 60 days nor more than 90 days prior to the annual meeting of stockholders. The date of NitroMed's 2009 annual meeting of stockholders has not yet been established, but assuming it is held on May 14, 2009, in order to comply with the time periods set forth in NitroMed's by-laws, appropriate notice for the 2009 annual meeting would need to be provided to NitroMed's secretary no earlier than February 13, 2009 and no later than March 15, 2009.

HOUSEHOLDING OF PROXY STATEMENT

        As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless NitroMed stockholders have notified NitroMed of their desire to receive multiple copies of the proxy statement. This is known as householding.

        NitroMed will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies of this proxy statement should be directed to: NitroMed, Inc., Attention: Corporate Secretary, 45 Hayden Avenue, Suite 3000, Lexington, Massachusetts 02421.

WHERE YOU CAN FIND MORE INFORMATION

        NitroMed files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

        NitroMed's filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated                                      , 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

        This proxy statement contains a description of representations and warranties made in the merger agreement. Representations and warranties are also set forth in contracts and other documents, including the merger agreement, that are attached or filed as annexes to this proxy or are incorporated by reference into this document. The assertions embodied in those representations and warranties were made solely for purposes of such contracts or other documents and solely for the benefit of the parties to such contracts or other documents as of specific dates, may be subject to important qualifications and limitations agreed to by the contacting parties (including NitroMed and Deerfield Management) in connection with negotiating the terms of such contracts and documents and may not be complete. Moreover, these representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, you should not rely upon the descriptions of representations and warranties contained in this proxy statement or the actual representations and warranties contained in such contracts and other documents, including the asset purchase agreement, as statements of factual information.

        YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy card and return it promptly in the envelope provided or vote through the Internet or by telephone as described in the enclosed proxy card. Giving your proxy now will not affect your right to vote in person if you attend the special meeting.

        If you have any questions about this proxy statement, the special meeting or the proposed merger or need assistance with the voting procedures, you should contact The Altman Group, NitroMed's proxy solicitor, toll-free at (800) 249-7120 or collect at (201) 806-7300.

 Annex A

AGREEMENT AND PLAN OF MERGER

 Annex A

AGREEMENT AND PLAN OF MERGER

by and among

DEERFIELD PRIVATE DESIGN FUND, L.P.,
a Delaware limited partnership;

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.,
a British Virgin Islands limited partnership;

DEERFIELD SPECIAL SITUATIONS FUND, L.P.,
a Delaware limited partnership;

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED,
a British Virgin Islands corporation;

NTMD PARENT ACQUISITION CORP.,
a Delaware corporation;

NTMD ACQUISITION CORP.,
a Delaware corporation; and

NITROMED, INC.,
a Delaware corporation

Dated as of January 27, 2009

1.	DESCRIPTION OF TRANSACTION		A-6
	1.1	The Merger	A-6
	1.2	Effects of the Merger	A-6
	1.3	Closing; Effective Time	A-6
	1.4	Certificate of Incorporation and Bylaws	A-7
	1.5	Conversion of NitroMed Shares	A-7
	1.6	Calculation of Net Cash and Inventory	A-7
	1.7	Closing of NitroMed's Transfer Books	A-9
	1.8	Surrender of Certificates	A-9
	1.9	Appraisal Rights	A-10
	1.10	Further Action	A-10
	1.11	NitroMed Stock Options	A-10
	1.12	Agreed Tax Treatment	A-10
	1.13	Withholding	A-10
2.	REPRESENTATIONS AND WARRANTIES OF NITROMED		A-11
	2.1	Due Organization; Subsidiaries; Etc.	A-11
	2.2	Certificate of Incorporation and Bylaws; Records	A-11
	2.3	Capitalization, Etc.	A-12
	2.4	SEC Filings; Financial Statements	A-12
	2.5	Absence of Changes	A-13
	2.6	Liabilities; Fees, Costs and Expenses	A-15
	2.7	Compliance with Legal Requirements	A-15
	2.8	Governmental Authorizations	A-15
	2.9	Equipment; Leasehold	A-16
	2.10	Intellectual Property	A-16
	2.11	Contracts	A-18
	2.12	Tax Matters	A-19
	2.13	Employee and Labor Matters; Benefit Plans	A-21
	2.14	Environmental Matters	A-25
	2.15	Insurance	A-25
	2.16	Title to Assets; Bank Accounts; Receivables	A-25
	2.17	Legal Proceedings; Orders	A-26
	2.18	Non-Contravention; Consents	A-26
	2.19	Vote Required	A-27
	2.20	Regulatory Compliance	A-27
	2.21	NitroMed Action	A-28
	2.22	No Financial Advisor	A-28
	2.23	Certain Payments	A-28
	2.24	Authority; Binding Nature of Agreement	A-28
	2.25	Anti-Takeover Law	A-29
	2.26	Controls and Procedures, Certifications and Other Matters Relating to the Sarbanes-Oxley Act	A-29
	2.27	Disclosure	A-29
	2.28	Opinion of Financial Advisor	A-29
	2.29	Inventory and Accounts Receivable	A-29
3.	REPRESENTATIONS AND WARRANTIES OF DEERFIELD, PARENT AND MERGER SUB		A-30
	3.1	Due Organization; Subsidiaries; Etc.	A-30
	3.2	Legal Proceedings; Orders	A-30
	3.3	Authority; Binding Nature of Agreement	A-30
	3.4	Non-Contravention; Consents	A-30
	3.5	Financing	A-31

	3.6	Disclosure	A-31
4.	CERTAIN COVENANTS OF THE PARTIES		A-31
	4.1	Access and Investigation	A-31
	4.2	Operation of NitroMed's Business	A-32
	4.3	Updates	A-32
	4.4	No Solicitation	A-33
	4.5	Adoption of Merger Agreement	A-34
5.	ADDITIONAL AGREEMENTS OF THE PARTIES		A-34
	5.1	Proxy Statement	A-34
	5.2	NitroMed Stockholders' Meeting	A-35
	5.3	Regulatory Approvals	A-35
	5.4	Indemnification of Officers and Directors	A-35
	5.5	Additional Agreements	A-36
	5.6	Disclosure	A-37
	5.7	Listing	A-37
	5.8	Section 16(b)	A-37
	5.9	Sale of Marketable Securities Prior to Effective Time	A-37
	5.10	Maintenance of Inventory	A-37
	5.11	Performance of Obligations of Parent and Merger Sub	A-37
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY		A-37
	6.1	Proxy Statement	A-37
	6.2	No Restraints	A-37
	6.3	Stockholder Approval	A-37
	6.4	Governmental Authorization	A-38
	6.5	Regulatory Matters	A-38
	6.6	Net Cash Determination	A-38
7.	ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF DEERFIELD, PARENT AND MERGER SUB		A-38
	7.1	Accuracy of Representations	A-38
	7.2	Performance of Covenants	A-38
	7.3	Agreements and Other Documents	A-38
8.	ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF NITROMED		A-39
	8.1	Accuracy of Representations	A-39
	8.2	Performance of Covenants	A-39
	8.3	Documents	A-39
9.	TERMINATION		A-39
	9.1	Termination	A-39
	9.2	Effect of Termination	A-40
	9.3	Expenses; Termination Fees	A-40
10.	MISCELLANEOUS PROVISIONS		A-41
	10.1	Non-Survival of Representations and Warranties	A-41
	10.2	Amendment	A-41
	10.3	Waiver	A-41
	10.4	Entire Agreement; Counterparts; Exchanges by Facsimile	A-41
	10.5	Applicable Law; Jurisdiction	A-41
	10.6	Attorneys' Fees	A-42
	10.7	Assignability; No Third Party Beneficiaries	A-42
	10.8	Notices	A-42
	10.9	Cooperation	A-43
	10.10	Severability	A-43
	10.11	Other Remedies; Specific Performance	A-43
	10.12	Construction	A-43

Exhibits
Exhibit A	Capitalized Terms
Exhibit B	Form of Stockholder Voting Agreement
Exhibit C	Form of Deerfield Voting Agreement

 AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of January 27, 2009, by and among DEERFIELD PRIVATE DESIGN FUND, L.P., a Delaware limited partnership ("DPDF") DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P., a British Virgin Islands limited partnership ("DPDI"), DEERFIELD SPECIAL SITUATIONS FUND, L.P., a Delaware limited partnership ("DSSF"), DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED, a British Virgin Islands corporation ("DSSFI") (collectively, "Deerfield"), NTMD PARENT ACQUISITION CORP., a Delaware corporation and wholly owned subsidiary of Deerfield ("Parent"), NTMD ACQUISITION CORP., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"); and NITROMED, INC., a Delaware corporation ("NitroMed"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        A.    Deerfield and NitroMed intend to enter into a business combination transaction pursuant to which Merger Sub will merge with and into NitroMed (the "Merger") in accordance with and subject to the terms of this Agreement and the DGCL.

        B.    The board of directors of NitroMed (i) has determined that the Merger is advisable and fair to, and in the best interests of, NitroMed and its stockholders, (ii) has approved this Agreement, the Merger and the other Contemplated Transactions and has deemed this Agreement advisable and (iii) has approved and determined to recommend the adoption of this Agreement to the stockholders of NitroMed.

        C.    The board of directors of Merger Sub (i) has determined that the Merger is advisable and fair to, and in the best interests of, Merger Sub and Parent as its sole stockholder, (ii) has approved this Agreement, the Merger and the other Contemplated Transactions and has deemed this Agreement advisable and (iii) has approved and determined to recommend the adoption of this Agreement to Parent as the sole stockholder of Merger Sub.

        D.    In order to induce Deerfield to enter into this Agreement and to cause the Merger to be consummated, NitroMed and the stockholders of NitroMed listed on Schedule 1 hereto are executing voting agreements and irrevocable proxies in favor of Deerfield concurrently with the execution and delivery of this Agreement in the form substantially attached hereto as Exhibit B (the "Stockholder Voting Agreements").

        E.    In order to induce NitroMed to enter into this Agreement and to cause the Merger to be consummated, NitroMed, DSSF and DSSFI are executing a voting agreement and irrevocable proxies in favor of NitroMed concurrently with the execution and delivery of this Agreement in the form substantially attached hereto as Exhibit C (the "Deerfield Stockholder Voting Agreement").

AGREEMENT

        The Parties to this Agreement, intending to be legally bound, agree as follows:

1.     DESCRIPTION OF TRANSACTION

        1.1    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into NitroMed, the separate existence of Merger Sub shall cease, and NitroMed shall continue as the surviving corporation in the Merger (the "Surviving Corporation").

        1.2    Effects of the Merger.    The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of NitroMed and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of NitroMed and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        1.3    Closing; Effective Time.    Unless this Agreement is earlier terminated pursuant to the provisions of Section 9.1 of this Agreement, and subject to the satisfaction or waiver of the conditions set forth in Sections 6, 7 and 8 of this Agreement, the consummation of the Merger (the "Closing") shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, as promptly as practicable (but in no event later than the fifth Business Day) following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Sections 6, 7 and 8 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions) or at such other time, date and place as Deerfield and NitroMed may mutually agree in writing. The date on which the Closing actually takes place is referred to as the "Closing Date." At the Closing, the Parties hereto shall cause the Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a Certificate of Merger with respect to the Merger, satisfying the applicable requirements of the DGCL and in a form reasonably acceptable to Deerfield and NitroMed. The Merger shall become effective at the time of the filing of such Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be agreed upon by Deerfield and NitroMed and specified in such Certificate of Merger (the time as of which the Merger becomes effective being referred to as the "Effective Time").

        1.4    Certificate of Incorporation and Bylaws.    At the Effective Time:

          (a)   Subject to Section 5.4, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such Certificate of Incorporation; and

          (b)   Subject to Section 5.4, Deerfield shall cause the By-laws of NitroMed as in effect immediately prior to the Effective Time to be amended and restated in their entirety so that, immediately following the Effective Time, they are identical to the By-laws of Merger Sub as in effect immediately prior to the Effective Time, except that all references to the name of Merger Sub therein shall be changed to refer to the name of NitroMed, and, as so amended and restated, such By-laws shall be the By-laws of the Surviving Corporation, until further amended in accordance with the DGCL.

        1.5    Conversion of NitroMed Shares.

          (a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Deerfield, NitroMed or any stockholder of NitroMed:

              (i)  any shares of NitroMed Common Stock held as treasury stock or held or owned by Merger Sub immediately prior to the Effective Time shall be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor;

             (ii)  each share of NitroMed Common Stock outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.6(a)(i) and excluding Dissenting Shares) shall be converted solely into the right to receive the Merger Consideration, without any interest thereon.

          (b)   Each share of Common Stock, $0.01 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock, $0.01 par value per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of Common Stock of the Surviving Corporation.

        1.6    Calculation of Net Cash and Inventory.

          (a)   No later than the date of mailing of the Proxy Statement to the holders of NitroMed Common Stock, NitroMed and Deerfield shall agree upon a measurement date (the "Measurement Date") which shall be a date anticipated to be ten Business Days prior to the date of the NitroMed Stockholders' Meeting. No later than the close of business five Business Days after the Measurement Date, NitroMed shall deliver by email or facsimile transmission to Deerfield a schedule (a "Net Cash Schedule"), setting forth, in reasonable detail, the Net Cash as of the Measurement Date. NitroMed shall promptly furnish to Deerfield the work papers and back-up materials used in preparing the Net Cash Schedule. Without the prior written consent of Deerfield, which consent shall not be unreasonably withheld, from the Measurement Date until the Closing Date, NitroMed shall not incur any expenses not set forth on the Net Cash Schedule individually in excess of $25,000 or in the aggregate in excess of $50,000 and other than legal, accounting and other expenses incurred in connection with the Merger and the other Contemplated Transactions and other matters contemplated by this Agreement.

          (b)   Within five Business Days after NitroMed delivers the Net Cash Schedule (the "Lapse Date"), Deerfield shall have the right to dispute any part of such Net Cash Schedule by delivering by email or facsimile a written notice to that effect to NitroMed (a "Dispute Notice"). Any Dispute Notice shall identify in reasonable detail the nature of any proposed revisions to the Net Cash Schedule and Net Cash as of the Measurement Date.

          (c)   If on or prior to the Lapse Date, (i) Deerfield notifies NitroMed that it has no objections to the applicable Net Cash Schedule or (ii) Deerfield fails to deliver a Dispute Notice as provided above, then the Net Cash as set forth in the Net Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement and to represent the "Final Net Cash" for purposes of the definition of Merger Consideration in Exhibit A hereto.

          (d)   If Deerfield delivers a Dispute Notice on or prior to the Lapse Date, then Representatives of NitroMed and Deerfield shall meet within two Business Days and attempt in good faith to resolve the disputed item(s), to negotiate an agreed-upon determination of Net Cash as of the Measurement Date, and to exchange in writing any proposed change from the amount of Net Cash as included by a Party its respective Net Cash Schedule or Dispute Notice. If as a result of such negotiation, NitroMed and Deerfield agree upon the amount of Net Cash, such agreed-upon Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement and to represent the Final Net Cash for purposes of the definition of Merger Consideration in Exhibit A hereto.

          (e)   If Representatives of NitroMed and Deerfield are unable to negotiate an agreed-upon determination of Net Cash within two Business Days of the delivery of a Dispute Notice, NitroMed and Deerfield shall jointly engage the Neutral Accountant to review the Net Cash Schedule, Dispute Notice and such other materials as NitroMed and Deerfield supply within five Business Days of the delivery of a Dispute Notice and shall determine as soon as practical, and anticipated to be within five Business Days, the Net Cash at the Measurement Date, which determination will be binding and not subject to any appeal. The amount of Net Cash included in the latest written proposal of Net Cash delivered by a one Party to the other Party pursuant to Section 1.6(d) that differs in aggregate the least from the binding determination made by the Neutral Accountant shall be deemed to represent the Final Net Cash for purposes of the definition of Merger Consideration in Exhibit A hereto and to be finally determined for purposes of this Agreement. The expenses charged by the Neutral Accountant to make such determination (the "Accountant's Expenses") shall be identified at the time of such determination and borne by the Party whose latest written proposal of Net Cash delivered by it to the other Party pursuant to Section 1.6(d) differs in aggregate the most from the binding determination made by the Neutral Accountant hereunder, and if borne by NitroMed shall be included in the determination of Merger Consideration pursuant to the definition thereof in Exhibit A hereto.

          (f)    NitroMed and Deerfield shall jointly engage the Neutral Accountant to make a physical count and a determination (in accordance with the definition of "Inventory" included in Exhibit A hereto) of the Inventory on the Measurement Date. Deerfield and NitroMed shall each be permitted to have one or more representatives present during such physical count. With respect to any location at which inventory is maintained for which (i) the third party service provider that manages such location has received an unqualified opinion on a Report on Controls Placed in Operation and Tests of Operating Effectiveness (SAS 70 Type II) or (ii) the net book value of the Inventory at such location is less than $100,000, Deerfield and NitroMed will rely on the physical count made by the third party service provider that manages such location, provided that such physical count is made within five Business Days of the Measurement Date. Deerfield and NitroMed will rely upon the physical count made by any such third party service provider to calculate the portion of the Inventory as of the Measurement Date at the locations referenced in the preceding sentence. The Neutral Accountant shall promptly deliver to Deerfield and NitroMed a report (the "Physical Count Inventory Report") reflecting its determinations regarding the Inventory as of the Measurement Date and setting forth the specific adjustments to the Inventory amount if any. The Inventory as reflected on the Physical Inventory Report, as adjusted by additions to Inventory and sales of Inventory occurring after the Measurement Date as reflected on NitroMed's books and records, shall be the basis for the determination of the Inventory for the purposes of Section 5.10. The fees and expenses of the Neutral Accountant with respect to the engagement described in this Section 1.6(f) are referred to herein as the "Inventory Expenses."

        1.7    Closing of NitroMed's Transfer Books.    At the Effective Time: (a) all shares of NitroMed Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and all holders of certificates representing shares of NitroMed Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of NitroMed except as otherwise provided herein; and (b) the stock transfer books of NitroMed shall be closed with respect to all shares of NitroMed Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of NitroMed Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of NitroMed Common Stock outstanding immediately prior to the Effective Time (a "Stock Certificate") is presented to the Paying Agent (as defined in Section 1.8) or to the Surviving Corporation, such Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.8.

        1.8    Surrender of Certificates.

          (a)   On or prior to the Closing Date, NitroMed and Deerfield shall agree upon and select a reputable bank, transfer agent or trust company to act as paying agent in the Merger (the "Paying Agent"). At the Effective Time, Deerfield shall deposit with the Paying Agent an amount equal to the aggregate Merger Consideration less the Closing Cash Distribution Amount (collectively with the Closing Cash Distribution Amount, the "Payment Fund"). Within one Business Day after the Effective Time, Deerfield shall cause the Surviving Corporation to remit to the Paying Agent an amount equal to the Closing Cash Distribution Amount.

          (b)   Promptly after the Effective Time, but in no event more than 5 Business Days after the Effective Time, the Parties shall cause the Paying Agent to mail to the Persons who were record holders of Stock Certificates immediately prior to the Effective Time: (i) a letter of transmittal in customary form and containing such provisions as Deerfield may reasonably specify (including a provision confirming that delivery of Stock Certificates shall be effected, and risk of loss and title to Stock Certificates shall pass, only upon delivery of such Stock Certificates to the Paying Agent); and (ii) instructions for use in effecting the surrender of Stock Certificates in exchange for the Merger Consideration. Upon surrender of a Stock Certificate to the Paying Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Paying Agent or Deerfield: (A) the holder of such Stock Certificate shall be entitled to receive in exchange therefor the Merger Consideration that such holder has the right to receive pursuant to the provisions of Section 1.5(a)(ii); and (B) the Stock Certificate so surrendered shall be canceled. In the event of a transfer of ownership of NitroMed Common Stock which is not registered in the transfer records of NitroMed, the Merger Consideration may be paid to a person other than the person in whose name the applicable Stock Certificate so surrendered is registered, if such Stock Certificate is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid, along with an applicable affidavit with respect to such Stock Certificate and such bond indemnifying Deerfield against any claims suffered by Deerfield related to such Stock Certificate or any Merger Consideration paid in exchange therefor as Deerfield may reasonably request. Until surrendered as contemplated by this Section 1.8(b), each Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration as contemplated by Section 1.5(a)(ii). If any Stock Certificate shall have been lost, stolen or destroyed, Deerfield may, in its discretion and as a condition precedent to the delivery of any Merger Consideration with respect to the shares of NitroMed Common Stock previously represented by such Stock Certificate, require the owner of such lost, stolen or destroyed Stock Certificate to provide an applicable affidavit with respect to such Stock Certificate and post a bond indemnifying Deerfield against any claim suffered by Deerfield related to the lost, stolen or destroyed Stock Certificate or any Merger Consideration paid in exchange therefor as Deerfield may reasonably request.

          (c)   Any portion of the Payment Fund that remains undistributed to holders of Stock Certificates as of the date 180 days after the Closing Date shall be delivered or made available to Deerfield upon demand, and any holders of Stock Certificates who have not theretofore surrendered their Stock Certificates in accordance with this Section 1.8 shall thereafter look only to Deerfield for satisfaction of their claims for Merger Consideration.

          (d)   Each of the Paying Agent and Deerfield shall be entitled to deduct and withhold from the Merger Consideration payable pursuant to this Agreement to any holder of any Stock Certificate such amounts as Deerfield determines in good faith are required to be deducted or withheld from such consideration under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

          (e)   No party to this Agreement shall be liable to any holder of any Stock Certificate or to any other Person with respect to any shares of NitroMed Common Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

        1.9    Appraisal Rights.

          (a)   Notwithstanding any provision of this Agreement to the contrary, shares of NitroMed Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who have exercised and perfected appraisal rights for such shares of NitroMed Common Stock in accordance with the DGCL (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration described in Section 1.5(a)(ii) attributable to such Dissenting Shares. Such stockholders shall be entitled to receive payment of the appraised value of such shares of NitroMed Common Stock held by them in accordance with the DGCL, unless and until such stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL. All Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares of NitroMed Common Stock under the DGCL shall thereupon be deemed to be converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration attributable to such Dissenting Shares upon their surrender in the manner provided in Section 1.8.

          (b)   NitroMed shall give Deerfield (i) prompt written notice of any demands by dissenting stockholders received by NitroMed, withdrawals of such demands and any other instruments served on NitroMed and any material correspondence received by NitroMed in connection with such demands and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. NitroMed shall not, except with the prior written consent of Deerfield, voluntarily make any payment with respect to any demands for appraisals of Dissenting Shares, offer to settle or settle any such demands or approve any withdrawal of any such demands.

        1.10    Further Action.    If, at any time after the Effective Time, any further action is determined by the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of NitroMed, then the officers and directors of the Surviving Corporation shall be fully authorized, and shall use their commercially reasonable efforts (in the name of NitroMed and otherwise) to take such action.

        1.11    NitroMed Stock Options.    Each NitroMed Option outstanding immediately prior to the Effective Time shall be accelerated and shall be converted automatically into the right to receive an amount, if positive, equal to (i) the Merger Consideration minus (ii) the exercise price payable in respect of each share of NitroMed Common Stock issuable under such NitroMed Option.

        1.12    Agreed Tax Treatment.    For federal, state and local income Tax purposes, the Parties agree to treat the Contemplated Transactions as follows: pursuant to an integrated plan, (a) the redemption by NitroMed, in exchange for the Closing Cash Distribution Amount, of a number of shares of NitroMed Common Stock equal to the total number of such outstanding shares of NitroMed Common Stock at the Effective Time multiplied by a fraction the numerator of which is the Closing Cash Distribution Amount and the denominator of which is the aggregate Merger Consideration and (b) the purchase by Deerfield of the remaining outstanding shares of NitroMed Common Stock in exchange for the balance of the aggregate Merger Consideration.

        1.13    Withholding.    Deerfield shall be entitled to deduct, withhold and pay over to the applicable Governmental Body from the consideration otherwise payable pursuant to this Agreement to any recipient of a payment hereunder such minimum amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Deerfield, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable recipient in respect of which such deduction and withholding was made by Deerfield, and Deerfield covenants that such withholding shall be paid to the applicable Governmental Body when such amount is due.

2.     REPRESENTATIONS AND WARRANTIES OF NITROMED

        NitroMed represents and warrants to Deerfield as follows, except as set forth in the written disclosure schedule delivered or made available by NitroMed to Deerfield (the "Disclosure Schedule"). The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Section 2. The disclosure in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent that disclosure in one subsection of the Disclosure Schedule is specifically referred to in another subsection of the Disclosure Schedule by appropriate cross-reference and except to the extent that the relevance of a disclosure in one subsection of the Disclosure Schedule to another subsection of the Disclosure Schedule is reasonably apparent.

        2.1    Due Organization; Subsidiaries; Etc.

          (a)   NitroMed is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used.

          (b)   NitroMed has not conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name, other than the name "NitroMed, Inc."

          (c)   NitroMed is not and has not been required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction, except where the failure to be so qualified, authorized, registered or licensed, individually or in the aggregate, has not had, and would not reasonably be expected to have, a NitroMed Material Adverse Effect. NitroMed and its Subsidiaries are each in good standing as a foreign corporation in each of the jurisdictions identified in Part 2.1(c) of the Disclosure Schedule.

          (d)   Part 2.1(d) of the Disclosure Schedule accurately sets forth (i) the names of the members of the board of directors of NitroMed, (ii) the names of the members of each committee of the board of directors of NitroMed and (iii) the names and titles of NitroMed's officers.

          (e)   NitroMed has no Subsidiaries except for the Entities identified in Part 2.1(e) of the Disclosure Schedule. Neither NitroMed nor any NitroMed Subsidiary has agreed or is obligated to make any future investment in or capital contribution to any Entity. Except as identified in Part 2.1(e) of the Disclosure Schedule, neither NitroMed nor any NitroMed Subsidiary has guaranteed or is responsible or liable for any obligation of any of the Entities in which it owns or has owned any equity or other financial interest. Except as set forth in Part 2.1(e) of the Disclosure Schedule, NitroMed does not own any controlling interest in any Entity, and NitroMed has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect equity or other financial interest in, any Entity.

        2.2    Certificate of Incorporation and Bylaws; Records.    NitroMed has delivered or made available to Deerfield copies of: (a) NitroMed's certificate of incorporation and bylaws, including all amendments thereto; (b) the stock records of NitroMed; and (c) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the stockholders of NitroMed, the board of directors of NitroMed and all committees of the board of directors of NitroMed (the "NitroMed Constituent Documents"). There have been no formal meetings or other proceedings of the stockholders of NitroMed, the board of directors of NitroMed or any committee of the board of directors of NitroMed that are not fully reflected in the minutes and other records delivered or made available to Deerfield pursuant to clause (c) above. There has not been any violation in any material respect of the NitroMed Constituent Documents, and NitroMed has not taken any action that is inconsistent in any material respect with the NitroMed Constituent Documents. The books of account, stock records, minute books and other records of NitroMed are accurate, up to date and complete in all material respects.

        2.3    Capitalization, Etc.

          (a)   As of the date hereof, the authorized capital stock of NitroMed consists of: 65,000,000 shares of NitroMed Common Stock and 5,000,000 shares of Preferred Stock, par value $.01 per share. As of the date hereof, 46,075,133 shares of NitroMed Common Stock have been issued and are outstanding, and no shares of NitroMed Preferred Stock have been issued and are outstanding. All outstanding shares of NitroMed Common Stock have been duly authorized and validly issued, and are fully paid and non assessable. All outstanding shares of NitroMed Common Stock have been issued and granted in compliance with (i) all applicable federal and state securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in NitroMed Constituent Documents and applicable Contracts. NitroMed has no authorized shares other than as set forth in this Section 2.3(a) and there are no issued and outstanding shares of NitroMed's capital stock other than the shares of NitroMed Common Stock as set forth in this Section 2.3(a).

          (b)   As of the date hereof, NitroMed has reserved 2,288,200 shares of NitroMed Common Stock for issuance under its Restated 1993 Equity Incentive Plan, of which options to purchase 242,500 shares of NitroMed Common Stock are outstanding as of such date; 9,019,679 shares of NitroMed Common Stock for issuance under its Amended and Restated 2003 Stock Incentive Plan (together with the Restated 1993 Equity Incentive Plan, the "NitroMed Option Plans"), of which options to purchase 2,632,824 shares of NitroMed Common Stock are outstanding as of such date; and 675,000 shares of NitroMed Common Stock for issuance under its 2003 Employee Stock Purchase Plan, as amended, of which 173,733 shares of NitroMed Common Stock are outstanding as of such date. In addition, as of the date hereof, an aggregate of 4,210,213 shares of NitroMed Common Stock are available for future grant under the NitroMed Option Plans. Except as set forth in this Agreement and the Contemplated Transactions, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of NitroMed; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of capital stock or other securities of NitroMed; (iii) Contract under which NitroMed is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities of NitroMed; or (iv) condition or circumstance that would give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of NitroMed. NitroMed has not issued any debt securities which grant the holder thereof any right to vote on, or veto, any action of NitroMed.

          (c)   All outstanding NitroMed Options have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in NitroMed Constituent Documents and applicable Contracts. Part 2.3(c) of the Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of all outstanding NitroMed Options, indicating with respect to each such NitroMed Option the name of the holder thereof, the number of shares of NitroMed Common Stock subject to such NitroMed Option and the exercise price thereof.

        2.4    SEC Filings; Financial Statements.

          (a)   NitroMed has made all filings with the SEC required under the applicable requirements of the Securities Act and the Exchange Act. NitroMed has delivered or made available to Deerfield accurate and complete copies (excluding copies of exhibits) of each report, schedule, registration statement and definitive proxy statement filed by NitroMed with the SEC on or after January 1, 2007 and prior to the date of this Agreement (the "NitroMed SEC Documents"). NitroMed has resolved with the staff of the SEC any comments it may have received since January 1, 2007 and prior to the date of this Agreement in comment letters to NitroMed from the staff of the SEC or, to the extent such comments are unresolved, has disclosed such unresolved comments in the NitroMed SEC Documents. All NitroMed SEC Documents (x) were filed on a timely basis, (y) at the time filed (or, if amended or superseded by a later filing prior to the date of this Agreement, than on the date of such later filing), were prepared in compliance in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such NitroMed SEC Documents, and (z) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Each of the principal executive officer of NitroMed and the principal financial officer of NitroMed (or each former principal executive officer of NitroMed and each former principal financial officer of NitroMed, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of SOX and the rules and regulations of the SEC promulgated thereunder with respect to the NitroMed SEC Documents. For purposes of the preceding sentence, "principal executive officer" and "principal financial officer" shall have the meanings given to such terms in the Sarbanes-Oxley Act. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the NitroMed SEC Documents are accurate and complete and comply as to form and content with all applicable legal requirements. The consolidated financial statements contained in the NitroMed SEC Documents (including, in each case, any related notes thereto): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such consolidated financial statements and except that the unaudited interim consolidated financial statements contained in the NitroMed SEC Documents do not contain footnotes as permitted by Form 10-Q of the Exchange Act; and (iii) fairly present the consolidated financial position of NitroMed as of the respective dates thereof and the consolidated results of operations and cash flows of NitroMed for the periods covered thereby, except that the unaudited interim consolidated financial statements contained in the NitroMed SEC Documents were or are subject to normal year-end audit adjustments.

          (b)   Ernst & Young LLP, NitroMed's auditors are, and have been at all times during their engagement by NitroMed (i) "independent" with respect to NitroMed within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the public company accounting oversight board, in each case as such subsections and rules apply to Ernst & Young LLP's engagement with NitroMed.

        2.5    Absence of Changes.    Since September 30, 2008:

          (a)   there has not been any NitroMed Material Adverse Effect, and no event has occurred that will, or would reasonably be expected to, result in a NitroMed Material Adverse Effect;

          (b)   there has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the assets of NitroMed or any NitroMed Subsidiary (whether or not covered by insurance);

          (c)   NitroMed has not declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock, and has not repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities;

          (d)   NitroMed has not sold, issued, granted or authorized the issuance of (i) any capital stock or other securities of NitroMed; (ii) any option, call or right to acquire any capital stock or any other security of NitroMed; (iii) any instrument convertible into or exchangeable for any capital stock or other security of NitroMed; or (iv) reserved for issuance any additional grants or shares under the NitroMed Option Plans or the 2003 Employee Stock Purchase Plan;

          (e)   there has been no amendment to the certificate of incorporation or bylaws of NitroMed or any NitroMed Subsidiary and NitroMed has not effected or been a party to any Acquisition Transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

          (f)    NitroMed has not formed any NitroMed Subsidiary or acquired any equity interest or other interest in any other Entity;

          (g)   neither NitroMed nor any NitroMed Subsidiary has made any capital expenditure which, when added to all other capital expenditures made on behalf of NitroMed or any NitroMed Subsidiary exceeds $100,000;

          (h)   neither NitroMed nor any NitroMed Subsidiary has (i) entered into or permitted any of the assets owned or used by it to become bound by any Contract that contemplates or involves (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of $100,000 in the aggregate, or (B) the purchase or sale of any product, or performance of services by or to NitroMed or any NitroMed Subsidiary having a value in excess of $100,000 in the aggregate, or (ii) waived any right or remedy under any Contract other than in the Ordinary Course of Business, or amended or prematurely terminated any Contract other than in the Ordinary Course of Business;

          (i)    neither NitroMed nor any NitroMed Subsidiary has (i) acquired, leased or licensed any right or other asset from any other Person, (ii) sold or otherwise disposed of, or leased or licensed, any right or other asset to any other Person, or (iii) waived or relinquished any right, except for immaterial rights or immaterial assets acquired, leased, licensed or disposed of in the Ordinary Course of Business;

          (j)    neither NitroMed nor any NitroMed Subsidiary has written off as uncollectible, or established any extraordinary reserve (as such terms are used in accordance with GAAP) with respect to, any account receivable or other indebtedness;

          (k)   neither NitroMed nor any NitroMed Subsidiary has made any pledge of any of its assets or otherwise permitted any of its assets to become subject to any material Encumbrance, except for pledges of immaterial assets made in the Ordinary Course of Business;

          (l)    neither NitroMed nor any NitroMed Subsidiary has (i) lent money to any Person (other than pursuant to routine travel advances made to employees in the Ordinary Course of Business), or (ii) incurred or guaranteed any indebtedness for borrowed money in the aggregate in excess of $50,000 or (iii) issued or sold any debt securities or options, warrants, calls or similar rights to acquire any debt securities of NitroMed or any NitroMed Subsidiary;

          (m)  neither NitroMed nor any NitroMed Subsidiary has (i) established or adopted any employee benefit plan, (ii) paid any bonus or made any profit sharing, incentive compensation or similar payment to, or increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees with an annual base salary in excess of $200,000, or (iii) hired any new employee having an aggregate salary in excess of $100,000;

          (n)   neither NitroMed nor any NitroMed Subsidiary has changed any of its personnel policies or other business policies, or any of its methods of accounting or accounting practices in any material respect;

          (o)   neither NitroMed nor any NitroMed Subsidiary has (i) made any material Tax election, or adopted or changed any material accounting method in respect of Taxes, (ii) entered into any closing agreement, settled or compromised any claim or assessment in respect of Taxes other than with respect to a claim or assessment which existed on the date hereof and in an amount not greater than the liability or reserve that has been recorded with respect thereto in the NitroMed Balance Sheet or any other balance sheet referenced in Section 2.6(a), or (iii) consented to any extension or waiver of any limitation period with respect to any claim or assessment for Taxes;

          (p)   neither NitroMed nor any NitroMed Subsidiary has threatened, commenced or settled any Legal Proceeding;

          (q)   neither NitroMed nor any NitroMed Subsidiary has entered into any transaction or taken any other action outside the Ordinary Course of Business, other than entering into this Agreement and the Contemplated Transactions;

          (r)   neither NitroMed nor any NitroMed Subsidiary has paid, discharged or satisfied any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) other than the payment, discharge or satisfaction of non-material amounts in the Ordinary Course of Business or as required by any NitroMed or NitroMed Subsidiary Contract or Legal Requirement; and

          (s)   neither NitroMed nor any NitroMed Subsidiary has agreed to take, or committed to take, any of the actions referred to in clauses "(c)" through "(r)" above.

        2.6    Liabilities; Fees, Costs and Expenses.

          (a)   Neither NitroMed nor any NitroMed Subsidiary has any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements in accordance with GAAP, and whether due or to become due), except for: (i) liabilities identified in NitroMed's balance sheet included in its Form 10-K for the year ended December 31, 2007 (the "NitroMed Balance Sheet") or any subsequent interim or full-year balance sheet filed by NitroMed with the SEC subsequent to December 31, 2007, or otherwise described in NitroMed's Form 10-K for the year ended December 31, 2007; (ii) liabilities that have been incurred since December 31, 2007 (or the date of any subsequent interim or full-year balance sheet filed by NitroMed with the SEC subsequent to December 31, 2007) in the Ordinary Course of Business; (iii) liabilities which have arisen since the date of the NitroMed Balance Sheet in the Ordinary Course of Business and (iv) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

          (b)   The total amount of all fees, costs and expenses (including any attorney's, accountant's, financial advisor's or finder's fees) incurred by or for the benefit of NitroMed or any NitroMed Subsidiary in connection with (i) any due diligence conducted by NitroMed with respect to the Merger, (ii) the negotiation, preparation and review of this Agreement (including the Disclosure Schedule) and all agreements contemplated by this Agreement and opinions delivered or to be delivered in connection with the Contemplated Transactions, (iii) the preparation and submission of any filing or notice required to be made or given in connection with any of the Contemplated Transactions, (iv) the obtaining of any Consent required to be obtained in connection with any Contemplated Transactions hereby, and (v) otherwise in connection with the Merger and the Contemplated Transactions, will, in the good faith estimate of NitroMed reasonably exercised, aggregate approximately the amount set forth in Part 2.6(b) of the Disclosure Schedule.

        2.7    Compliance with Legal Requirements.    NitroMed and each NitroMed Subsidiary are, and since January 1, 2005 have been, in compliance in all material respects with all applicable Legal Requirements. NitroMed has not received, since January 1, 2005, any written notice or other communication from any Governmental Body or any other Person regarding (a) any actual, alleged, possible or potential material violation of, or material failure to comply with, any Legal Requirement, or (b) any actual, alleged, possible or potential material obligation on the part of NitroMed or the applicable NitroMed Subsidiary to undertake, or to bear all, or any portion of the cost of, any material cleanup or any material remedial, corrective or responsive action of any nature. NitroMed has delivered or made available to Deerfield an accurate and complete copy of each report, study, survey or other document to which NitroMed or any NitroMed Subsidiary has access that addresses or otherwise relates to the compliance or non-compliance of NitroMed and any NitroMed Subsidiary with, or the applicability to NitroMed or any NitroMed Subsidiary of, any Legal Requirement. To the Knowledge of NitroMed, no Governmental Body has proposed or is considering any Legal Requirement that, if adopted or otherwise put into effect, (i) will, or would reasonably be expected to, result in a NitroMed Material Adverse Effect, (ii) may have a material adverse effect on NitroMed's ability to comply with or perform any covenant or obligation under this Agreement or the Related Agreements, or (iii) may have the materially effect of preventing, delaying, making illegal or otherwise interfering with the Merger or any of the Contemplated Transactions.

        2.8    Governmental Authorizations.    Part 2.8 of the Disclosure Schedule identifies each Governmental Authorization held by NitroMed, and NitroMed has delivered or made available to Deerfield accurate and complete copies of all Governmental Authorizations identified in Part 2.8 of the Disclosure Schedule. The Governmental Authorizations identified in Part 2.8 of the Disclosure Schedule are valid and in full force and effect, and collectively constitute all material Governmental Authorizations necessary to enable NitroMed to conduct its business in the manner in which its business is currently being conducted and is proposed to be conducted. NitroMed is in compliance in all material respects with the terms and requirements of the respective Governmental Authorizations identified in Part 2.8 of the Disclosure Schedule. NitroMed has not since January 1, 2007 received any written notice or other written communication from any Governmental Body regarding (a) any actual or possible material violation of or material failure to comply with any term or requirement of any Governmental Authorization, or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or material modification of any Governmental Authorization.

        2.9    Equipment; Leasehold.

          (a)   All items of equipment and other tangible assets owned by or leased to NitroMed or any NitroMed Subsidiary (i) are adequate for the uses to which they are being put and (ii) are adequate for the conduct of NitroMed's business in the manner in which such business is currently being conducted and as it is currently proposed to be conducted.

          (b)   Neither NitroMed nor any NitroMed Subsidiary owns any real property or any interest in real property, except for the leasehold interest created under the real property leases identified in Part 2.9(b) of the Disclosure Schedule.

        2.10    Intellectual Property.

          (a)   Part 2.10(a) of the Disclosure Schedule accurately identifies and describes each proprietary product or service that has been developed or has been commercially sold by NitroMed or a NitroMed Subsidiary within the last five (5) years and any product or service that is currently under development or that is currently commercially sold by NitroMed or a NitroMed Subsidiary.

          (b)   Part 2.10(b) of the Disclosure Schedule accurately identifies (i) each item of NitroMed Registered IP in which NitroMed or a NitroMed Subsidiary has or purports to have an ownership interest of any nature; (ii) the jurisdiction in which such item of NitroMed Registered IP has been registered or filed and the applicable registration or serial number; and (iii) any other Person that, to the Knowledge of NitroMed, may have an ownership interest in such item of NitroMed Registered IP and the nature of such ownership interest. NitroMed has delivered or made available to Deerfield complete and accurate copies of all applications and correspondence associated with the obtaining and maintenance of NitroMed IP Rights to or from a Governmental Body related to each such item of NitroMed Registered IP.

          (c)   Part 2.10(c) of the Disclosure Schedule accurately identifies (i) all NitroMed IP Rights licensed to NitroMed or a NitroMed Subsidiary (other than any non-customized software that (A) is so licensed solely in executable or object code form pursuant to a non-exclusive, internal use software license and (B) is not incorporated into, or used directly in the development, manufacturing, or distribution of, any of NitroMed's products or services); (ii) the corresponding NitroMed Contracts pursuant to which such NitroMed IP Rights are licensed to NitroMed or a NitroMed Subsidiary; and (iii) whether the license or licenses granted to NitroMed or a NitroMed Subsidiary are exclusive or non-exclusive.

          (d)   Part 2.10(d) of the Disclosure Schedule accurately identifies each NitroMed or a NitroMed Subsidiary Contract pursuant to which any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any NitroMed IP Rights.

          (e)   NitroMed has delivered or made available to Deerfield a complete and accurate copy of each standard form of NitroMed IP Rights Agreement used by NitroMed or a NitroMed Subsidiary, including each standard form of (i) license agreement; (ii) employee agreement containing intellectual property assignment or license of NitroMed IP Rights or any confidentiality provision; (ii) consulting or independent contractor agreement containing intellectual property assignment or license of NitroMed IP Rights or any confidentiality provision; and (iii) confidentiality or nondisclosure agreement.

          (f)    NitroMed exclusively owns all right, title, and interest to and in NitroMed IP Rights (other than NitroMed IP Rights licensed to NitroMed, as identified in Part 2.10(c) of the Disclosure Schedule) free and clear of any liens. Without limiting the generality of the foregoing:

              (i)  To the Knowledge of NitroMed, all documents and instruments necessary to apply for NitroMed Registered IP have been validly executed, delivered, and filed in a timely manner with the appropriate Governmental Body.

             (ii)  To the Knowledge of NitroMed, each Person who is or was an employee or contractor of NitroMed or a NitroMed Subsidiary and who is or was involved in the creation or development of any NitroMed IP Rights has signed or has the obligation to sign a valid, enforceable agreement obligating the assignment of Intellectual Property to NitroMed and confidentiality provisions protecting trade secrets and confidential information of NitroMed. To the Knowledge of NitroMed, no current or former stockholder, officer, director, or employee of NitroMed or a NitroMed Subsidiary has any claim, right (whether or not currently exercisable), or interest to or in any NitroMed IP Rights. To the Knowledge of NitroMed, no employee of NitroMed or a NitroMed Subsidiary is (A) bound by or otherwise subject to any Contract restricting him or her from performing his or her duties for NitroMed or (B) in breach of any Contract with any former employer or other Person concerning NitroMed IP Rights or confidentiality provisions protecting trade secrets and confidential information in NitroMed IP Rights.

            (iii)  NitroMed has taken all reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all proprietary information that NitroMed holds, or purports to hold, as a trade secret.

            (iv)  NitroMed has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any NitroMed IP Rights to any other Person.

             (v)  NitroMed is not now nor has it ever been a member or promoter of, or a contributor to, any industry standards body or similar organization that could require or obligate NitroMed to grant or offer to any other Person any license or right to any NitroMed IP Rights.

          (g)   To NitroMed's Knowledge, all NitroMed Registered IP is valid and enforceable. Without limiting the generality of the foregoing, to NitroMed's Knowledge:

              (i)  Each U.S. patent application and U.S. patent in which NitroMed or a NitroMed Subsidiary has or purports to have an ownership interest was filed within one year of the first printed publication, public use, or offer for sale of each invention claimed in the U.S. patent application or U.S. patent. Each foreign patent application and foreign patent in which NitroMed or a NitroMed Subsidiary has or purports to have an ownership interest was filed or claims priority to a patent application filed prior to each invention claimed in the foreign patent application or foreign patent being first made available to the public.

             (ii)  No registered trademark or trade name owned, used, or applied for by NitroMed conflicts or interferes with any registered trademark or trade name owned, used, or applied for by any other Person. None of the goodwill associated with or inherent in any registered trademark in which NitroMed or a NitroMed Subsidiary has or purports to have an ownership interest has been impaired.

            (iii)  Each item of NitroMed IP Rights that is NitroMed Registered IP is and at all times has been filed and maintained, as applicable, in compliance with all applicable Legal Requirements.

            (iv)  No interference, opposition, reissue, reexamination, or other proceeding is pending or threatened, in which the scope, validity, or enforceability of any NitroMed IP Rights is being, has been, or could reasonably be expected to be contested or challenged.

          (h)   Part 2.10(h) of the Disclosure Schedule accurately identifies, and NitroMed has delivered or made available to Deerfield a complete and accurate copy of, each letter that has been sent or otherwise delivered in the last five (5) years by or to NitroMed or a NitroMed Subsidiary or any director or officer of NitroMed or a NitroMed Subsidiary to a third party regarding any actual, alleged, or suspected infringement or misappropriation of any NitroMed IP Rights, and provides a brief description of the current status of the matter referred to in such letter, communication, or correspondence.

          (i)    Neither the execution, delivery, or performance of this Agreement (or any of the agreements contemplated by this Agreement) nor the consummation of any of the Contemplated Transactions will, with or without notice or lapse of time, result in, or give any other Person the right or option to cause or declare, (A) a loss of, or Encumbrance on, any NitroMed IP Rights; (B) a breach by NitroMed or a NitroMed Subsidiary of any license agreement listed or required to be listed in Part 2.10(c) of the Disclosure Schedule; (C) the release, disclosure, or delivery of any NitroMed IP Rights by or to any escrow agent or other Person; or (D) the grant, assignment, or transfer to any other Person of any license or other right or interest under, to, or in any of NitroMed IP Rights.

          (j)    NitroMed has made available to Deerfield the identity of the third-party patents and patent applications found during all freedom to operate searches that were conducted by NitroMed or a NitroMed Subsidiary. Except as disclosed therein, to NitroMed's Knowledge, NitroMed or a NitroMed Subsidiary has never infringed (directly, contributorily, by inducement, or otherwise), misappropriated, or otherwise violated any Intellectual Property rights of any other Person. Without limiting the generality of the foregoing, except as disclosed in the freedom to operate searches made available to Deerfield pursuant to this Section 2.10(j), to NitroMed's Knowledge:

              (i)  No product or service that has been developed or that is being commercially sold by NitroMed as specified in Part 2.10(a) of the Disclosure Schedule, nor the performance of making, using, selling or offering for sale or importation of any such product or service, has infringed, misappropriated, or otherwise violated the Intellectual Property rights of any other Person.

             (ii)  No infringement, misappropriation, or similar claim or Legal Proceeding related to the infringement, misappropriation or other violation of the Intellectual Property rights of any other Person is pending or threatened against NitroMed, a NitroMed Subsidiary or against any other Person who may be entitled to be indemnified, defended, held harmless, or reimbursed by NitroMed with respect to such claim or Legal Proceeding.

            (iii)  NitroMed has never assumed, or agreed to discharge or otherwise take responsibility for, any existing or potential liability of another Person for infringement, misappropriation, or violation of any Intellectual Property right.

          (k)   No claim or Legal Proceeding involving any NitroMed IP Rights is pending or, to NitroMed's Knowledge, has been threatened, except for any such claim or Legal Proceeding that, if adversely determined, would not adversely affect (i) the use or exploitation of NitroMed IP Rights by NitroMed or a NitroMed Subsidiary, or (ii) the manufacturing, distribution, or sale of any product or service being developed by NitroMed or a NitroMed Subsidiary, or that is being commercially sold by NitroMed or a NitroMed Subsidiary.

        2.11    Contracts.

          (a)   Part 2.11(a) of the Disclosure Schedule identifies each NitroMed Contract, including:

              (i)  each NitroMed Contract relating to the employment of, or the performance of employment-related services by, any Person, including any employee, consultant or independent contractor;

             (ii)  each NitroMed Contract relating to the acquisition, transfer, use, development, sharing or license of any technology or any Intellectual Property or NitroMed IP Rights;

            (iii)  each NitroMed Contract imposing any restriction on NitroMed's or any NitroMed Subsidiary's right or ability (A) to compete with any other Person, (B) to acquire any product or other asset or any services from any other Person, to sell any product or other asset to, or perform any services for, any other Person or to transact business or deal in any other manner with any other Person, or (C) develop or distribute any technology;

            (iv)  each NitroMed Contract creating or involving any agency relationship, distribution arrangement or franchise relationship;

             (v)  each NitroMed Contract involving or incorporating any guaranty, any pledge, any performance or completion bond, any indemnity or any surety arrangement;

            (vi)  each NitroMed Contract creating or relating to any collaboration or joint venture or any sharing of technology, revenues, profits, losses, costs or liabilities, including NitroMed Contracts involving investments by NitroMed in, or loans by NitroMed to, any other Entity;

           (vii)  each NitroMed Contract relating to the purchase or sale of any product or other asset by or to, or the performance of any services by or for, or otherwise involving as a counterparty, any NitroMed Related Party;

          (viii)  each NitroMed Contract relating to indebtedness for borrowed money;

            (ix)  each NitroMed Contract related to the acquisition or disposition of material assets of NitroMed or any NitroMed Subsidiary or any other Person;

             (x)  any other NitroMed Contract that (i) has a term of more than 60 days and that may not be terminated by NitroMed (without penalty) within 60 days after the delivery of a termination notice by NitroMed or (ii) that contemplates or involves (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of $100,000 in the aggregate, or (B) the purchase or sale of any product, or performance of services by or to NitroMed having a value in excess of $100,000 in the aggregate;

            (xi)  each NitroMed Contract constituting a commitment of any Person to purchase products (including products in development) of NitroMed or any NitroMed Subsidiary; and

           (xii)  each NitroMed Contract with any Person, including without limitation any financial advisor, broker, finder, investment banker or other Person, providing advisory services to NitroMed or any NitroMed Subsidiary in connection with the Contemplated Transactions.

          (b)   NitroMed has delivered or made available to Deerfield accurate and complete (except for applicable redactions thereto) copies of all material written NitroMed Contracts, including all amendments thereto. Each NitroMed Contract is valid and in full force and effect, is enforceable by NitroMed or the applicable NitroMed Subsidiary in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law), except to the extent that (i) they have previously expired in accordance with their terms or (ii) the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have an NitroMed Material Adverse Effect.

          (c)   Neither NitroMed nor any NitroMed Subsidiary has materially violated or breached, or committed any material default under, any NitroMed Contract, and, to the Knowledge of NitroMed, no other Person has violated or breached, or committed any default under, any NitroMed Contract which would reasonably expected to have a NitroMed Material Adverse Effect.

          (d)   Neither NitroMed nor any NitroMed Subsidiary has received any written notice or other communication regarding any actual or possible violation or breach of, or default under, any NitroMed Contract.

          (e)   Part 2.11(e) of the Disclosure Schedule identifies and provides a brief description of each proposed Contract as to which any bid, offer, award, written proposal, term sheet or similar document has been submitted or received by NitroMed (other than term sheets provided by NitroMed or to NitroMed by any third party related to the subject matter of this transaction).

          (f)    Part 2.11(f) of the Disclosure Schedule provides an accurate and complete list of all Consents required under any NitroMed Contract to consummate the Merger and the other Contemplated Transactions.

        2.12    Tax Matters.

          (a)   All Tax Returns required to be filed by or on behalf of NitroMed or any NitroMed Subsidiary with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the "NitroMed Returns") (i) have been or will be filed on or before the applicable due date (including any extensions of such due date), and (ii) have been, or will be when filed, accurate and complete in all material respects. All Taxes due on or before the Closing Date have been or will be paid on or before the Closing Date. NitroMed has delivered or made available to Deerfield accurate and complete copies of all NitroMed Returns filed for the last three years or which have been requested by Deerfield. NitroMed shall establish in its books and records, in the Ordinary Course of Business, and shall take into account in the determination of Net Cash, reserves adequate for the payment of all unpaid Taxes by NitroMed or any NitroMed Subsidiary for the period from January 1, 2008 through the Measurement Date.

          (b)   The audited consolidated balance sheets of NitroMed as of December 31, 2005, 2006 and 2007 and the unaudited balance sheet of NitroMed as of September 30, 2008 fully accrue all liabilities for unpaid Taxes of NitroMed and each NitroMed Subsidiary with respect to all periods through the dates thereof in accordance with GAAP.

          (c)   No NitroMed Return has been examined or audited by any Governmental Body within the past ten (10) years and no examination or audit of any NitroMed Return is currently in progress or, to the Knowledge of NitroMed, threatened or contemplated. NitroMed has delivered or made available to Deerfield accurate and complete copies of all audit reports, private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of NitroMed or any NitroMed Subsidiary relating to NitroMed Returns within the past ten (10) years. Within the past ten (10) years, no extension or waiver of the limitation period applicable to any of the NitroMed Returns has been granted (by NitroMed, any NitroMed Subsidiary or any other Person), and no such extension or waiver has been requested from NitroMed or any NitroMed Subsidiary. All Taxes that NitroMed or any NitroMed Subsidiary was required by law to withhold or collect at any time within the ten-year period ending with the Closing Date have been or will be duly withheld or collected and, to the extent required, have been or will be properly paid to the appropriate Governmental Body. Neither NitroMed nor any NitroMed Subsidiary has executed or filed any power of attorney with any taxing authority within the past ten (10) years.

          (d)   No claim or Legal Proceeding is pending or, to the Knowledge of NitroMed, has been threatened against or with respect to NitroMed or any NitroMed Subsidiary in respect of any Tax Return (including any claim that a Tax Return was required to be filed) or any Tax. There are no unsatisfied liabilities for Taxes with respect to any notice of deficiency or similar document received by NitroMed or any NitroMed Subsidiary with respect to any Tax (other than liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by NitroMed or the applicable NitroMed Subsidiary and with respect to which adequate reserves for payment have been taken into account in the determination of Net Cash). There are no liens for Taxes upon any of the assets of NitroMed or any NitroMed Subsidiary except liens for current Taxes not yet due and payable. Neither NitroMed nor any NitroMed Subsidiary has entered into or become bound by any agreement or consent pursuant to Section 341(f) of the Code. NitroMed has not been, and NitroMed will not be, required to include any adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions or events occurring, or accounting methods employed, prior to the Closing Date.

          (e)   Neither NitroMed nor any NitroMed Subsidiary has (i) ever been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing (or which it has been required to file) a consolidated federal income Tax Return or a combined state or local Tax Return (in each case, other than a group of which only NitroMed and the current NitroMed Subsidiaries were members), (ii) any liability for the Taxes of any person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, or otherwise, and (iii) ever been a party to any joint venture, collaboration, partnership or other agreement that could be treated as a partnership for Tax purposes. Neither NitroMed nor any NitroMed Subsidiary is or has ever been, a party to or bound by any Tax indemnity agreement, Tax-sharing agreement, Tax allocation agreement or similar Contract. Neither NitroMed nor any NitroMed Subsidiary has been either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (y) in the two years prior to the date of this Agreement or (z) which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

          (f)    None of the assets of NitroMed or any NitroMed Subsidiary (i) is property that is required to be treated as being owned by any other Person pursuant to the provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, (ii) is "tax-exempt use property" within the meaning of Section 168(h) of the Code, (iii) directly or indirectly secures any debt the interest on which is tax exempt under

  Section 103(a) of the Code, or (iv) is subject to a lease under Section 7701(h) of the Code or under any predecessor section.

          (g)   Neither NitroMed nor any NitroMed Subsidiary has ever participated in an international boycott as defined in Section 999 of the Code.

          (h)   No NitroMed Subsidiary is or has been a passive foreign investment company ("PFIC") within the meaning of Sections 1291-1297 of the Code or a "controlled foreign corporation" ("CFC") within the meaning of Section 957 of the Code, and neither NitroMed nor any NitroMed Subsidiary is a shareholder of a PFIC or a CFC.

          (i)    Neither NitroMed nor any NitroMed Subsidiary has incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(1) and/or 904(f)(3) of the Code.

          (j)    Neither NitroMed nor any NitroMed Subsidiary is a party to a gain recognition agreement under Section 367 of the Code.

          (k)   Neither NitroMed nor any NitroMed Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any (i) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax law), (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax law) executed on or prior to the Closing Date, (iii) installment sale or other open transaction disposition made on or prior to the Closing Date, or (iv) prepaid amount received on or prior to the Closing Date.

          (l)    Neither NitroMed nor any NitroMed Subsidiary is or ever has been a party to a transaction or agreement that is in conflict with the Tax rules on transfer pricing in any relevant jurisdiction.

          (m)  Part 2.12(m) of the Disclosure Schedule sets forth a complete and accurate list of any NitroMed Subsidiaries for which a "check-the-box" election under Section 7701 has been made.

          (n)   Neither NitroMed nor any NitroMed Subsidiary has engaged in any "listed transaction" for purposes of Treasury Regulation sections 1.6011-4(b)(2) or 301.6111-2(b)(2) or any analogous provision of state or local law.

          (o)   Neither NitroMed nor any NitroMed Subsidiary is or has been at any time during the 5-year period ending with the Effective Time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

        2.13    Employee and Labor Matters; Benefit Plans.

          (a)   Part 2.13(a) of the Disclosure Schedule accurately sets forth, with respect to each employee of NitroMed or any NitroMed Subsidiary (including any employee of NitroMed or any NitroMed Subsidiary who is on a leave of absence) with an annual base salary in excess of $200,000:

              (i)  the name of such employee and the date as of which such employee was originally hired by NitroMed or any NitroMed Subsidiary;

             (ii)  such employee's title;

            (iii)  the aggregate dollar amount of the wages, salary, and bonuses received by such employee from NitroMed or any NitroMed Subsidiary with respect to services performed in 2008;

            (iv)  any Governmental Authorization that is held by such employee and that relates to or is useful in connection with NitroMed's business or any NitroMed Subsidiary's business;

             (v)  to the Knowledge of NitroMed, such employee's citizenship status (whether such employee is a U.S. citizen or otherwise) and, with respect to non-U.S. citizens, identifies the visa or other similar Permit under which such employee is working for NitroMed or any NitroMed Subsidiary and the dates of issuance and expiration of such visa or other Permits; and

            (vi)  such employee's primary office location.

          (b)   Except as required by COBRA, Part 2.13(b) of the Disclosure Schedule accurately identifies each former employee of NitroMed or any NitroMed Subsidiary who is receiving or is scheduled to receive (or whose spouse or other dependent is receiving or is scheduled to receive) any benefits (from NitroMed or any NitroMed Subsidiary) relating to such former employee's employment with NitroMed or any NitroMed Subsidiary; and Part 2.13(b) of the Disclosure Schedule accurately describes such benefits.

          (c)   The employment of NitroMed's and each NitroMed Subsidiary's employees is terminable by NitroMed or the applicable NitroMed Subsidiary at will. NitroMed has delivered or made available to Deerfield accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements and other materials governing the terms and conditions of the employment of the employees of NitroMed or any NitroMed Subsidiary.

          (d)   To the Knowledge of NitroMed:

              (i)  no Key Employee of NitroMed or any NitroMed Subsidiary intends to terminate his employment with NitroMed or the applicable NitroMed Subsidiary;

             (ii)  no Key Employee of NitroMed or any NitroMed Subsidiary has received an offer that remains outstanding to join a business that may be competitive with NitroMed's or any NitroMed Subsidiary's business; and

            (iii)  no employee of NitroMed or any NitroMed Subsidiary is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract (with any Person) that may have an adverse effect on: (A) the performance by such employee of any of his duties or responsibilities as an employee of NitroMed or the applicable NitroMed Subsidiary; or (B) NitroMed's or any NitroMed Subsidiary's business or operations.

          (e)   Neither NitroMed nor any NitroMed Subsidiary is a party to or bound by, and neither NitroMed nor any NitroMed Subsidiary has ever been a party to or bound by any union contract, collective bargaining agreement or similar Contract.

          (f)    To the Knowledge of NitroMed, neither NitroMed nor any NitroMed Subsidiary is engaged in any unfair labor practice, and there has not been any slowdown, work stoppage, labor dispute or union organizing activity, or any similar activity or dispute, affecting NitroMed or any NitroMed Subsidiary, since January 1, 2005. To the Knowledge of NitroMed, there are no actions, suits, claims, labor disputes or grievances pending relating to any labor, safety, wage/hour or discrimination matters involving any employee of NitroMed or any NitroMed Subsidiary, including, without limitation, charges of unfair labor practices or discrimination complaints. To the Knowledge of NitroMed, the consummation of the Merger or any of the other Contemplated Transactions will not have a material adverse effect on NitroMed or any NitroMed Subsidiary's labor relations.

          (g)   Part 2.13(g) of the Disclosure Schedule lists any independent contractors who have provided services to NitroMed or any NitroMed Subsidiary for a period of six consecutive months or longer since January 1, 2005.

          (h)   Part 2.13(h) of the Disclosure Schedule identifies each NitroMed Plan sponsored, maintained, contributed to or required to be contributed to by NitroMed or any NitroMed Subsidiary for the benefit of any current or former employee of NitroMed or any NitroMed Subsidiary. Except to the extent required to comply with Legal Requirements, neither NitroMed nor any NitroMed Subsidiary intends or has committed to establish or enter into any new NitroMed Plan, or to modify any NitroMed Plan.

          (i)    NitroMed has delivered or made available to Deerfield: (i) correct and complete copies of all documents setting forth the terms of each NitroMed Plan, including all amendments thereto and all related trust documents; (ii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each NitroMed Plan; (iii) if the NitroMed Plan is subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code, the most recent annual actuarial and funding report for such NitroMed Plan;

  (iv) the most recent summary plan description together with the summaries of material modifications thereto, if any, required under ERISA with respect to each NitroMed Plan; (v) all material written Contracts relating to each NitroMed Plan, including administrative service agreements and group insurance contracts; (vi) all written materials provided to any employee of NitroMed or any NitroMed Subsidiary relating to any NitroMed Plan and any proposed NitroMed Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events that would result in any liability to NitroMed or any NitroMed Subsidiary; (vii) all material correspondence to or from any Governmental Body relating to any NitroMed Plan; (viii) the form of all COBRA forms and related notices; (ix) all insurance policies in the possession of NitroMed or any NitroMed Subsidiary pertaining to fiduciary liability insurance covering the fiduciaries for each NitroMed Plan; (x) all discrimination tests required under the Code for each NitroMed Plan intended to be qualified under Section 401(a) of the Code for the three most recent plan years; and (xi) the most recent Internal Revenue Service determination or opinion letter issued with respect to each NitroMed Plan intended to be qualified under Section 401(a) of the Code.

          (j)    NitroMed and each NitroMed Subsidiary has performed all material obligations required to be performed by it under each NitroMed Plan and is not in default under or violation of, and NitroMed has no Knowledge of any default under or violation by any other party of, the terms of any NitroMed Plan. Each NitroMed Plan has been established and maintained substantially in accordance with its terms and in substantial compliance with all applicable Legal Requirements, including ERISA and the Code. Any NitroMed Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code and nothing has occurred since the issuance of such that would reasonably be expected to cause the loss of such qualified status. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any NitroMed Plan subject to ERISA or Section 4975 of the Code that would reasonably be expected to result in material liability to NitroMed or any NitroMed Subsidiary. There are no claims or Legal Proceedings pending, or, to the Knowledge of NitroMed, threatened or reasonably anticipated (other than routine claims for benefits), against any NitroMed Plan or against the assets of any NitroMed Plan. Each NitroMed Plan (other than any NitroMed Plan to be terminated prior to the Closing in accordance with this Agreement) can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Deerfield, NitroMed, any NitroMed Subsidiary or the Surviving Corporation (other than ordinary administration expenses). There are no audits, inquiries or Legal Proceedings pending or, to the Knowledge of NitroMed, threatened by any Governmental Body with respect to any NitroMed Plan. Neither NitroMed nor any NitroMed Subsidiary has ever incurred any penalty or tax with respect to any NitroMed Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code. NitroMed and each NitroMed Subsidiary have made all contributions and other payments required by and due under the terms of each NitroMed Plan.

          (k)   Neither NitroMed nor any NitroMed Subsidiary has ever maintained, established, sponsored, participated in, or contributed to any: (i) employee benefit pension plan (as defined in Section 3(2) of ERISA) ("Pension Plan") subject to Title IV of ERISA; (ii) multiple employer plan subject to Section 413 of the Code; (iii) multiemployer plan within the meaning of Section (3)(37) of ERISA; (iv) multiple employer welfare arrangement subject to Section 3(40) of ERISA, or (v) a program or arrangement subject to Section 419, 419A or 501(c)(9) of the Code. NitroMed has never maintained, established, sponsored, participated in or contributed to, any Pension Plan in which stock of NitroMed is or was held as a plan asset. NitroMed has never maintained a Pension Plan or multiemployer plan, or the equivalent thereof, in a foreign jurisdiction (a "NitroMed Foreign Plan").

          (l)    No NitroMed Plan provides (except at no cost to NitroMed or any NitroMed Subsidiary) or reflects or represents any liability of NitroMed or any NitroMed Subsidiary to provide, retiree life insurance, retiree health benefits or other retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements. Other than commitments made that involve no future costs to NitroMed or any NitroMed Subsidiary, neither NitroMed nor any NitroMed Subsidiary has ever represented, promised or contracted (whether in oral or written form) to any employee of NitroMed or any NitroMed Subsidiary (either individually or to employees of NitroMed or any NitroMed Subsidiary as a group) or any other Person that such employee(s) or other Person would be provided with retiree life insurance, retiree health benefits or other retiree employee welfare benefits, except to the extent required by applicable Legal Requirements.

          (m)  Neither the execution of this Agreement nor the consummation of the Contemplated Transactions hereby will (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any NitroMed Plan, NitroMed Contract, trust or loan that will or may result (either alone or in connection with any other circumstance or event) in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employees of NitroMed or any NitroMed Subsidiary.

          (n)   To the Knowledge of NitroMed, NitroMed and all NitroMed Subsidiaries: (i) are in substantial compliance with all applicable Legal Requirements respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to their employees; (ii) have withheld and reported all amounts required by applicable Legal Requirements or by Contract to be withheld and reported with respect to wages, salaries and other payments to their employees; (iii) are not liable for any arrears of wages or any taxes or any penalty for failure to comply with the Legal Requirements applicable to the foregoing; and (iv) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security or other benefits or obligations for their employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending or, to the Knowledge of NitroMed, threatened claims or Legal Proceedings against NitroMed or any NitroMed Subsidiary under any worker's compensation policy or long-term disability policy.

          (o)   Neither NitroMed nor any NitroMed Subsidiary is required to be, and, to the Knowledge of NitroMed, has not ever been required to be, treated as a single employer with any other Person under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code. Neither NitroMed nor any NitroMed Subsidiary has ever been a member of an "affiliated service group" within the meaning of Section 414(m) of the Code. To the Knowledge of NitroMed, neither NitroMed nor any NitroMed Subsidiary has ever made a complete or partial withdrawal from a multiemployer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA).

          (p)   To the Knowledge of NitroMed, no officer or employee of NitroMed or any NitroMed Subsidiary is subject to any injunction, writ, judgment, decree, or order of any court or other Governmental Body that would interfere with such employee's efforts to promote the interests of NitroMed or any NitroMed Subsidiary, or that would interfere with the business of NitroMed or any NitroMed Subsidiary. To the Knowledge of NitroMed, neither the execution nor the delivery of this Agreement, nor the carrying on of the business of NitroMed or any NitroMed Subsidiary as presently conducted nor any activity of any employees of NitroMed or any NitroMed Subsidiary in connection with the carrying on of the business of NitroMed or any NitroMed Subsidiary as presently conducted will, to the Knowledge of NitroMed, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any employee of NitroMed or any NitroMed Subsidiary may be bound.

          (q)   There is no agreement, plan, arrangement or other Contract covering any employee or independent contractor or former employee or independent contractor of NitroMed or any NitroMed Subsidiary that, considered individually or considered collectively with any other such Contracts and/or other events, will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 280G or Section 162 of the Code. Neither NitroMed nor any NitroMed Subsidiary is a party to any Contract, nor does NitroMed or any NitroMed Subsidiary have any obligation (current or contingent), to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

          (r)   No holder of shares of NitroMed Common Stock holds shares of NitroMed Common Stock that are non-transferable and subject to a substantial risk of forfeiture within the meaning of Section 83 of the

  Code with respect to which a valid election under Section 83(b) of the Code has not been made and were not acquired on the exercise of an incentive stock option as defined in Section 422 of the Code.

          (s)   Any NitroMed employee plan, including, without limitation, any and all salary, bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or agreement and any plans described in 3(3) of ERISA (collectively, the "NitroMed Plans", and each individually a "NitroMed Plan") sponsored, maintained, contributed to or required to be contributed to by NitroMed or any NitroMed Subsidiary for the benefit of any employee of NitroMed or any NitroMed Subsidiary and which is a "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) has been operated since January 1, 2005 in good faith compliance with Section 409A of the Code and the proposed regulations and other guidance issued with respect thereto so as to avoid any additional Tax pursuant to Section 409A(a)(1)(B)(i)(II) of the Code. No NitroMed Options, restricted stock awards, stock appreciation rights to other awards based on the capital stock of NitroMed constitutes "deferred compensation" within the meaning of Section 409A.

        2.14    Environmental Matters.    NitroMed and each NitroMed Subsidiary is in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by NitroMed and each NitroMed Subsidiary of all Permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. Neither NitroMed nor any NitroMed Subsidiary has received since January 1, 2007 any written notice, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that NitroMed or any NitroMed Subsidiary is not in compliance with any Environmental Law, and, to the Knowledge of NitroMed, there are no circumstances that may prevent or interfere with NitroMed's or any NitroMed Subsidiary's compliance with any Environmental Law as currently enacted. To the Knowledge of NitroMed, no current owner of any property leased or controlled by NitroMed or any NitroMed Subsidiary has received since January 1, 2003 any written notice relating to property owned or leased at any time by NitroMed, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that such current owner or NitroMed or any NitroMed Subsidiary is not in compliance with or violated any Environmental law relating to such property. All Governmental Authorizations currently held by NitroMed or any NitroMed Subsidiary pursuant to Environmental Laws are identified in Part 2.14 of the Disclosure Schedule.

        2.15    Insurance.    NitroMed maintains insurance policies with reputable insurance carriers against all risks of a character as usually insured against, and in such coverage amounts as are usually maintained, by similarly situated companies in the same or similar businesses. Part 2.15 of the Disclosure Schedule sets forth each insurance policy (including general liability, worker's compensation and employee liability, directors and officers insurance, employee benefits liability, product liability, clinical trial insurance, crime, non-owned and hired automobile liability, and property, including business income and extra expense and change in controlled environment coverages) to which NitroMed is a party. Each such insurance policy is in full force and effect. Since January 1, 2007, NitroMed has not received any written notice or other communication regarding any actual or possible (a) cancellation or invalidation of any insurance policy, (b) refusal of any coverage or rejection of any claim under any insurance policy, or (c) material adjustment in the amount of the premiums payable with respect to any insurance policy.

        2.16    Title to Assets; Bank Accounts; Receivables.

          (a)   Each of NitroMed and any NitroMed Subsidiary owns, and has good, valid and marketable title to, all assets purported to be owned by it. All of such assets are owned by NitroMed and any NitroMed Subsidiary free and clear of any material Encumbrances, except for (i) any lien for current Taxes not yet due and payable, (ii) liens which secure a payment not yet due that arises, and is customarily discharged, in the Ordinary Course of Business, (iii) liens relating to capitalized lease financings or purchase money financings that have been entered into in the Ordinary Course of Business and (iv) liens that have arisen in the Ordinary Course of Business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto.

          (b)   Part 2.16(b) of the Disclosure Schedule provides accurate information with respect to each account maintained by or for the benefit of NitroMed or any NitroMed Subsidiary at any bank or other financial institution, including the name of the bank or financial institution, the account number, the balance as of the date hereof and the names of all individuals authorized to draw on or make withdrawals from such accounts.

          (c)   All existing accounts receivable of NitroMed or any NitroMed Subsidiary (including those accounts receivable reflected on the NitroMed Balance Sheet that have not yet been collected and those accounts receivable that have arisen since the date of the NitroMed Balance Sheet and have not yet been collected) (i) represent valid obligations of customers of NitroMed or any NitroMed Subsidiary arising from bona fide transactions entered into in the Ordinary Course of Business, and (ii) are current and are expected to be collected in full when due, without any counterclaim or set off, net of applicable reserves for bad debts on the unaudited interim consolidated balance sheet for NitroMed as of September 30, 2008 delivered or made available to Deerfield prior to the date of this Agreement.

        2.17    Legal Proceedings; Orders.    Except as described in the NitroMed SEC Documents, there is no pending Legal Proceeding, and to the Knowledge of NitroMed, no Person has threatened to commence any Legal Proceeding: (i) that involves NitroMed or any NitroMed Subsidiary or any assets owned or used by NitroMed or any NitroMed Subsidiary or any Person whose liability NitroMed or any NitroMed Subsidiary has or may have retained or assumed, either contractually or by operation of law claiming damages, which, if adversely determined, would reasonably be expected to have a NitroMed Material Adverse Effect; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with the Merger or any of the Contemplated Transactions. To the Knowledge of NitroMed, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding. There is no order, writ, injunction, judgment or decree to which NitroMed or any NitroMed Subsidiary, or any of the assets owned or used by NitroMed or any NitroMed Subsidiary, is subject.

        2.18    Non-Contravention; Consents.    Subject to obtaining the Required NitroMed Stockholder Vote for the applicable Contemplated Transactions and the filing of the Certificate of Merger as required by the DGCL, neither (x) the execution, delivery or performance of this Agreement or any of the Related Agreements, nor (y) the consummation of the Merger or any of the other Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

          (a)   contravene, conflict with or result in a violation of any of the provisions of NitroMed's certificate of incorporation or bylaws;

          (b)   contravene, conflict with or result in a violation of any Legal Requirement or any order, writ, injunction, judgment or decree to which NitroMed or any NitroMed Subsidiary, or any of the assets owned or used by NitroMed or any NitroMed Subsidiary, is subject, except as would not reasonably be expected to have a NitroMed Material Adverse Effect;

          (c)   contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by NitroMed or any NitroMed Subsidiary or that otherwise relates to NitroMed's or any NitroMed Subsidiary's business or to any of the assets owned or used by NitroMed or any NitroMed Subsidiary, except as would not reasonably be expected to have a NitroMed Material Adverse Effect;

          (d)   result in a material conflict, violation or breach of, or result in a material default under, any provision of any material NitroMed Contract, or give any Person the right to (i) declare a default or exercise any remedy under any such NitroMed Contract, (ii) accelerate the maturity or performance of any such NitroMed Contract, or (iii) cancel, terminate or modify any such NitroMed Contract, except as would not reasonably be expected to have a NitroMed Material Adverse Effect; or

          (e)   result in the imposition or creation of any material Encumbrance upon or with respect to any asset owned or used by NitroMed or any NitroMed Subsidiary (except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of NitroMed or any NitroMed Subsidiary) except as would not reasonably be expected to have a NitroMed Material Adverse Effect.

Except for those filings, notices or Consents disclosed in Part 2.18 of the Disclosure Schedule, NitroMed and the NitroMed Subsidiaries are not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement or any of the Related Agreements, or (B) the consummation of the Merger or any of the other Contemplated Transactions.

        2.19    Vote Required.    The affirmative vote of the holders of a majority of the NitroMed Common Stock having voting power outstanding on the record date for the NitroMed Stockholders' Meeting is the only vote necessary to adopt this Agreement (the "Required NitroMed Stockholder Vote").

        2.20    Regulatory Compliance.

          (a)   All NitroMed Products of NitroMed or any NitroMed Subsidiary that are subject to the jurisdiction of any Governmental Body are being manufactured, labeled, stored, tested, developed, distributed, marketed and promoted, as applicable, in compliance in all material respects with all applicable Legal Requirements.

          (b)   Part 2.20(b) of the Disclosure Schedule lists all claims, statements, and other matters (including, but not limited to, all correspondence or communications with Governmental Bodies) concerning or relating to any health care program funded by any Governmental Body that involves, relates to or alleges: (i) any violation of any Legal Requirement of any such program with respect to any activity, practice or policy of NitroMed, any NitroMed Subsidiary or any NitroMed Product, resulting from the action of NitroMed or any NitroMed Subsidiary or, to the Knowledge of NitroMed, any agent, representative or contractor of NitroMed or any NitroMed Subsidiary; or (ii) any violation of any Legal Requirement of any such program with respect to any claim for payment or reimbursement made for a NitroMed Product. There are no such violations or irregularities nor are there any grounds to anticipate the commencement of any investigation or inquiry, or the assertion of any claim or demand by any Governmental Body with respect to any of the activities, transactions, practices, policies or claims of NitroMed, any NitroMed Subsidiary or involving any NitroMed Product. Neither NitroMed, any NitroMed Subsidiary nor any NitroMed Product is currently subject to any outstanding investigation or audit (except for routine periodic audits conducted pursuant to regulatory or contractual requirements in the ordinary course of business) by any such Governmental Body and, to the Knowledge of NitroMed, there are no grounds to anticipate any such investigation or audit in the foreseeable future.

          (c)   Neither NitroMed nor any NitroMed Subsidiary, nor to the Knowledge of NitroMed, any agent, representative or contractor of NitroMed or any NitroMed Subsidiary, has knowingly or willfully solicited, received, paid or offered to pay any remuneration, directly or indirectly, overtly or covertly, in cash or kind for the purpose of making or receiving any referral in violation of any applicable Legal Requirements relating to any anti-kickback law, including without limitation the Federal Health Care Program Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b) (known as the "Anti-Kickback Statute"), or any applicable state anti-kickback law.

          (d)   Neither NitroMed, nor to the Knowledge of NitroMed, any agent, representative or contractor of NitroMed or any NitroMed Subsidiary, has submitted or caused to be submitted any claim for payment to any health care program in violation of any applicable Legal Requirements relating to false claim or fraud, including without limitation the Federal False Claim Act, 31 U.S.C. § 3729, or any applicable state false claim or fraud law. NitroMed and any agent, representative or contractor of NitroMed or any NitroMed Subsidiary, has promoted all NitroMed Products of NitroMed and any NitroMed Subsidiary in accordance with all applicable Legal Requirements relating to off-label promotion.

          (e)   NitroMed has obtained and holds all such Permits, including without limitation all such Permits required by the United States Food and Drug Administration, as are necessary to conduct its business in the manner currently conducted. NitroMed has satisfied all of the material requirements of and fulfilled and performed all of its material obligations with respect to the Permits, and, to NitroMed's Knowledge, no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a NitroMed Material Adverse Effect.

          (f)    NitroMed has obtained approval from the United States Food and Drug Administration for any NitroMed Product that it has marketed or is marketing commercially in the United States. NitroMed has timely filed with the United States Food and Drug Administration all required notices, supplemental applications, investigational new drug applications, and annual or other reports or documents, including adverse experience reports for the NitroMed Products or product candidates. NitroMed has disclosed to Deerfield (i) copies of all correspondence with the United States Food and Drug Administration and other similar Governmental Bodies regarding any of the NitroMed Products or product candidates and (ii) all information relating to Product complaints and adverse drug experience.

          (g)   Neither NitroMed nor any NitroMed Subsidiary, nor to the Knowledge of NitroMed, any agent, representative or contractor of NitroMed or any NitroMed Subsidiary, has received any notices or correspondence from the United States Food and Drug Administration nor any Governmental Body exercising comparable authority requiring the termination or suspension of sale of the approved NitroMed Products or otherwise alleging that NitroMed or a NitroMed Subsidiary is not in compliance in all material respects with all applicable Legal Requirements.

        2.21    NitroMed Action.

          (a)   The board of directors of NitroMed (at a meeting duly called and held in accordance with the NitroMed Constituent Documents) has (i) unanimously determined that the Merger is advisable and in the best interests of NitroMed and the stockholders of NitroMed and (ii) unanimously determined to recommend that the stockholders of NitroMed vote to adopt this Agreement and approve the Merger pursuant to the terms of this Agreement.

          (b)   NitroMed has terminated the Archemix Merger Agreement in accordance with the provisions of Section 9.1(j) of that agreement and paid all fees and expenses payable by it under the Archemix Merger Agreement as a result of the termination, including but not limited to amounts payable pursuant to Sections 9.1(j) and 9.3 of the Archemix Merger Agreement.

          (c)   NitroMed has terminated the JHP Agreement in accordance with the provisions of Section 8.1(c)(iii) of that agreement and paid all fees and expenses payable by it under the JHP Agreement as a result of the termination, including but not limited to amounts payable pursuant to Section 8.3 of the JHP Agreement.

        2.22    No Financial Advisor.    No broker, finder or investment banker is entitled to any brokerage fee, finder's fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of NitroMed or Merger Sub.

        2.23    Certain Payments.    Neither NitroMed nor its Subsidiaries, nor to NitroMed's Knowledge any officer, employee, agent or other Person associated with or acting for or on behalf of NitroMed or its Subsidiaries, has at any time, directly or indirectly:

          (a)   used any corporate funds (i) to make any unlawful political contribution or gift or for any other unlawful purpose relating to any political activity, (ii) to make any unlawful payment to any governmental official or employee, or (iii) to establish or maintain any unlawful or unrecorded fund or account of any nature;

          (b)   made any false or fictitious entry, or failed to make any entry that should have been made, in any of the books of account or other records of NitroMed;

          (c)   made any payoff, influence payment, bribe, rebate, kickback or unlawful payment to any Person;

          (d)   performed any favor or given any gift which was not deductible for federal income tax purposes;

          (e)   made any payment (whether or not lawful) to any Person, or provided (whether lawfully or unlawfully) any favor or anything of value (whether in the form of property or services, or in any other form) to any Person, for the purpose of obtaining or paying for (i) favorable treatment in securing business, or (ii) any other special concession; or

          (f)    agreed or committed to take any of the actions described in clauses "(a)" through "(e)" above.

        2.24    Authority; Binding Nature of Agreement.    NitroMed has all requisite corporate power and authority to enter into and perform its obligations under this Agreement; and the execution, delivery and performance by

NitroMed of this Agreement have been duly authorized by all necessary action on the part of NitroMed and its board of directors, subject only to obtaining the Required NitroMed Stockholder Vote and the filing and recordation of the Certificate of Merger pursuant to the DGCL. This Agreement has been duly executed and delivered by NitroMed, and, assuming due authorization, execution and delivery by the other Parties hereto, constitutes the legal, valid and binding obligation of NitroMed enforceable against it in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

        2.25    Anti-Takeover Law.    The board of directors of NitroMed has taken all action necessary and required to render inapplicable to the Merger, this Agreement or any agreement contemplated hereby and the Contemplated Transactions (a) any anti-takeover provision in NitroMed's certificate of incorporation or bylaws, (b) any takeover provision in any NitroMed Contract, and (c) any takeover provision in any applicable state law.

        2.26    Controls and Procedures, Certifications and Other Matters Relating to the Sarbanes-Oxley Act.

          (a)   NitroMed and each NitroMed Subsidiary maintains internal control over financial reporting which provide assurance that (i) records are maintained in reasonable detail and accurately and fairly reflect the transactions and dispositions of NitroMed's and each NitroMed Subsidiary's assets, (ii) transactions are executed with management's authorization, and (iii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of NitroMed and to maintain accountability for NitroMed's consolidated assets.

          (b)   NitroMed maintains disclosure controls and procedures required by Rules 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning NitroMed and NitroMed Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of NitroMed's filings with the SEC and other public disclosure documents.

          (c)   Neither NitroMed nor any of its officers has received notice from any Governmental Body questioning or challenging the accuracy, completeness or manner of filing or submission of any filing with the SEC, including without limitation any certifications required by Section 906 of the Sarbanes-Oxley Act.

          (d)   NitroMed has not, since July 30, 2002, extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of NitroMed.

        2.27    Disclosure.    The information supplied by NitroMed for inclusion in the Proxy Statement (including any NitroMed SEC Documents) will not, as of the date of the Proxy Statement or as of the date such information is prepared or presented, (a) contain any statement that is inaccurate or misleading with respect to any material fact, or (b) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information will be provided, not false or misleading.

        2.28    Opinion of Financial Advisor.    Cowen and Company, LLC has delivered its written opinion to the NitroMed board of directors or a Special Committee thereof, as applicable, to the effect that, as of the date of such opinion, the Merger Consideration to be received by the holders of NitroMed Common Stock pursuant to the Merger hereof is fair from a financial point of view to such holders.

        2.29    Inventory and Accounts Receivable.

          (a)   All Inventory of NitroMed is usable and saleable in the ordinary course of business, except for excess and obsolete items and items of below-standard quality, all of which have been written-off or written-down to net realizable value on NitroMed's Most Recent SEC Balance Sheet. All inventories not written-off have been priced at the lower of cost or market value on a first-in, first-out basis.

          (b)   The Inventory at Closing shall be free from defects and conform to its specifications and Governmental Authorization and shall not be adulterated or misbranded within the meaning of the federal Food, Drug and Cosmetics Act and is free and clear of all security interests. The Inventory has been manufactured, packaged, labeled, stored, and loaded for shipment, as the case may be, in accordance with its specifications, cGMP, all Laws, including, without limitation, those relating to environmental Law and safety. NitroMed has not used in any capacity the services of any Person debarred under the U.S. Generic

  Drug Enforcement Act, 21 U.S.C. § 335a(k)(1) and further has not used any Person who has been convicted of a crime as defined under the U.S. Generic Drug Enforcement Act in connection with the services rendered to NitroMed.

          (c)   All of the accounts receivable of NitroMed (i) have arisen in the ordinary course of business and (ii) resulted from a bona fide sale to a customer, and all defenses, offsets, allowances, credits, or disputes with regard to any of such accounts have been adequately reserved for in the financial statements of NitroMed. No Person has any security interest on such receivables or any part thereof, and no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to such receivables. Part 2.29 of the Disclosure Schedule sets froth all accounts receivable of NitroMed (including the account receivable debtor) that have been outstanding for more than 120 days.

3.     REPRESENTATIONS AND WARRANTIES OF DEERFIELD, PARENT AND MERGER SUB

        Deerfield, Parent and Merger Sub represent and warrant to NitroMed as follows.

        3.1    Due Organization; Subsidiaries; Etc.    DPDF is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, with the power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. DPDI is a limited partnership duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with the power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. DSSF is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, with the power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. DSSFI is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with the corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own and use its assets in the manner in which its assets are currently owned and used.

        3.2    Legal Proceedings; Orders.    There is no pending Legal Proceeding, and to the Knowledge of Deerfield, no Person has threatened to commence any Legal Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions.

        3.3    Authority; Binding Nature of Agreement.    Deerfield, Parent and Merger Sub have all requisite power and authority to enter into and to perform their respective obligations under this Agreement and the Related Agreements to which it is a party; and the execution, delivery and performance by each of Deerfield, Parent and Merger Sub of this Agreement and the Related Agreements to which it is a party have been duly authorized by all necessary action on the part of Deerfield, Parent and Merger Sub, subject only to obtaining the adoption of this Agreement by Parent as sole stockholder of Merger Sub and the filing and recordation of the Certificate of Merger pursuant to the DGCL. This Agreement and each of the Related Agreements to which any of Deerfield, Parent or Merger Sub is a party has been duly executed and delivered by Deerfield, Parent and Merger Sub, as the case may be, and assuming due authorization, execution and delivery by the other Parties thereto, constitutes the legal, valid and binding obligation of Deerfield, Parent and Merger Sub, as the case may be, enforceable against Deerfield, Parent and Merger Sub, as the case may be, in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

        3.4    Non-Contravention; Consents.    Subject to obtaining the adoption of this Agreement by Parent as sole stockholder of Merger Sub and the filing of the Certificate of Merger as required by the DGCL, neither (x) the execution, delivery or performance of this Agreement or any of the Related Agreements, nor (y) the consummation of the Merger or any of the other Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

          (a)   contravene, conflict with or result in a violation of any of the provisions of the certificate of limited partnership and limited partnership agreement of DPDF and DSSF, or any of the provisions of the certificate of formation and limited partnership agreement of DPDI, or any of the provisions of the certificate of incorporation and memorandum of articles of association of DSSFI or any of the provisions of the certificate of incorporation or bylaws of Parent and Merger Sub; or

          (b)   contravene, conflict with or result in a violation of any Legal Requirement or any order, writ, injunction, judgment or decree to which Deerfield or Parent, or any of the assets owned or used by Deerfield or Parent, is subject, except as would not reasonably be expected to have a Deerfield Material Adverse Effect;

No filing with, notice to or Consent from any Person is required in connection with (i) the execution, delivery or performance of this Agreement or any of the Related Agreements, or (ii) the consummation of the Merger or any of the other Contemplated Transactions.

        3.5    Financing.    Deerfield has sufficient funds to cause Parent and Merger Sub to perform all of their respective obligations under this Agreement and to consummate the Merger.

        3.6    Disclosure.    The information supplied by Deerfield for inclusion in the Proxy Statement will not, as of the date of the Proxy Statement or as of the date such information is prepared or presented, (a) contain any statement that is inaccurate or misleading with respect to any material fact, or (b) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information will be provided, not false or misleading.

4.     CERTAIN COVENANTS OF THE PARTIES

        4.1    Access and Investigation.    Subject to the terms of the Confidentiality Agreement, which the Parties agree will continue in full force following the date of this Agreement, during the period commencing on the date of this Agreement and ending at the earlier of the termination of this Agreement pursuant to its terms or the Effective Time (the "Pre-Closing Period"), upon reasonable notice NitroMed shall, and shall cause NitroMed's Representatives to: (a) provide Deerfield and Deerfield's Representatives with reasonable access during normal business hours to NitroMed's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to NitroMed and its Subsidiaries and (b) provide Deerfield and Deerfield's Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to NitroMed and its Subsidiaries, and with such additional financial, operating and other data and information regarding NitroMed and its Subsidiaries as Deerfield may reasonably request. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, NitroMed shall promptly provide Deerfield with copies of:

              (i)  the unaudited monthly consolidated balance sheets of NitroMed as of the end of each calendar month and the related unaudited monthly consolidated statements of operations, statements of stockholders' equity and statements of cash flows for such calendar month, which shall be delivered within thirty (30) days after the end of such calendar month;

             (ii)  all material operating and financial reports prepared by NitroMed for its senior management, including sales forecasts, marketing plans, development plans, discount reports, write off reports, hiring reports and capital expenditure reports prepared for its senior management;

            (iii)  any written materials or communications sent by or on behalf of NitroMed to its stockholders;

            (iv)  any notice, document or other communication sent by or on behalf NitroMed to any party to any material NitroMed Contract or sent to NitroMed by any party to any material NitroMed Contract (other than any communication that relates solely to routine commercial transactions between NitroMed and the other party to any such material NitroMed Contract and that is of the type sent in the Ordinary Course of Business);

             (v)  any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Body on behalf NitroMed in connection with the Merger or any of the Contemplated Transactions;

            (vi)  any non-privileged notice, document or other communication sent by or on behalf of, or sent to, NitroMed relating to any pending or threatened Legal Proceeding involving or affecting NitroMed; and

           (vii)  any material notice, report or other document received by NitroMed from any Governmental Body.

Notwithstanding the foregoing, NitroMed may restrict the foregoing access to the extent that any Legal Requirement applicable to NitroMed requires NitroMed or its Subsidiaries to restrict or prohibit access to any such properties or information.

        4.2    Operation of NitroMed's Business.

          (a)   Except as set forth on Part 4.2 of the Disclosure Schedule, during the Pre-Closing Period each of NitroMed and its Subsidiaries shall conduct its respective business and operations (i) except for a Qualified NO Divestiture, in the Ordinary Course of Business including sales of Inventory at prices and terms of sale, including allowances, rebates and discounts, consistent with historical practices (and NitroMed shall not announce or otherwise communicate any pending change in prices or terms of sale or take any other action that would reasonably be expected to result in sales of Inventory in amounts inconsistent with historical amounts), (ii) NitroMed shall use commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current officers and other employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with NitroMed and (iii) in material compliance with all applicable Legal Requirements and the material requirements of all Contracts that constitute material Contracts. In addition, during the Pre-Closing Period, NitroMed shall promptly notify Deerfield of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting NitroMed or NitroMed's Subsidiaries that is commenced, or, to the Knowledge of NitroMed, threatened against, NitroMed or NitroMed's Subsidiaries; or (C) any material developments with respect to the negotiation and implementation of the transactions contemplated by the divestiture through one or more transactions of certain of the assets and liabilities associated with NitroMed's nitric-oxide based research technology platform (the "NO Program Divestiture").

          (b)   Subject to any Legal Requirement applicable to NitroMed or any of its Subsidiaries and except as set forth on Part 4.2 of the Disclosure Schedule, during the Pre-Closing Period, neither NitroMed nor any of its Subsidiaries shall, without the prior written consent of Deerfield (which shall not be unreasonably withheld, conditioned or delayed), take any action set forth in Section 2.5(c)-(s),

        4.3    Updates.    During the Pre-Closing Period, each Party shall promptly notify the other Parties in writing of: (i) the discovery by such Party of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by such Party in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by such Party in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of such Party; and (iv) any event, condition, fact or circumstance that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Sections 6, 7 or 8 impossible or materially less likely. Without limiting the generality of the foregoing, Deerfield on the one hand, and NitroMed on the other, shall promptly advise the other Party in writing of any Legal Proceeding or claim threatened, commenced or asserted against or with respect to, or otherwise affecting, such Party or (in the case of NitroMed, and to the Knowledge of NitroMed) any director, officer or Key Employee of NitroMed. No notification given pursuant to this Section 4.3 shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the notifying Party contained in this

Agreement for purposes of Section 7.1 or 7.2, in the case of Deerfield, or Section 8.1 or 8.2 in the case of NitroMed.

        4.4    No Solicitation.

          (a)   Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. New York City time on February 26, 2009 (the "No-Shop Period Start Time"), acting under the direction of the Special Committee of the board of directors of NitroMed, NitroMed and its Subsidiaries and their respective Representatives shall have the right to: (i) initiate, solicit and encourage, whether publicly or otherwise, Acquisition Proposals, including by way of providing access to non-public information pursuant to one or more confidentiality agreements; provided that NitroMed shall promptly provide to Deerfield any material non-public information concerning NitroMed or its Subsidiaries that is provided to any Person given such access which was not previously provided to Deerfield; and (ii) enter into and maintain discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

          (b)   From and after the No-Shop Period Start Time, NitroMed agrees that neither it nor any of its Subsidiaries shall, nor shall it nor any of its Subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its Subsidiaries to, and that it shall use commercially reasonable efforts to cause its and its Subsidiaries' non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding NitroMed to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction; provided, however, that, notwithstanding anything contained in this Section 4.4(b), prior to obtaining the Required NitroMed Stockholder Vote, NitroMed may furnish information regarding NitroMed to, and enter into discussions or negotiations with, any Person in response to a Superior Offer or a bona fide, unsolicited written Acquisition Proposal made or received after the date of this Agreement that is reasonably likely to result in a Superior Offer that is submitted to NitroMed by such Person (and not withdrawn) if: (A) neither NitroMed nor any Representative of NitroMed shall have breached this Section 4.4; (B) the board of directors of NitroMed concludes in good faith based on the advice of outside legal counsel, that the failure to take such action is reasonably likely to result in a breach of the fiduciary duties of the board of directors of NitroMed under applicable Legal Requirements; (C) at least three (3) Business Days prior to furnishing any such information to, or entering into discussions with, NitroMed, NitroMed gives Deerfield written notice of the identity of such Person and of NitroMed's intention to furnish information to, or enter into discussions with, such Person; (D) NitroMed receives from such Person an executed confidentiality agreement containing provisions (including nondisclosure provisions, use restrictions, non-solicitation provisions and no hire provisions) at least as favorable to NitroMed as those contained in the Confidentiality Agreement; and (E) at least three (3) Business Days prior to furnishing any such nonpublic information to such Person, NitroMed furnishes such information to Deerfield (to the extent such nonpublic information has not been previously furnished by NitroMed to Deerfield). Without limiting the generality of the foregoing, NitroMed acknowledges and agrees that, in the event any Representative of NitroMed (whether or not such Representative is purporting to act on behalf of NitroMed) takes any action that, if taken by NitroMed, would constitute a breach of this Section 4.4 by NitroMed, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.4 by NitroMed for purposes of this Agreement.

          (c)   If NitroMed or any Representative of NitroMed receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then NitroMed shall promptly (and in no event later than 24 hours after NitroMed becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise Deerfield orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the terms thereof). NitroMed shall keep Deerfield fully informed with respect to the status and terms of any such Acquisition Proposal or Acquisition Inquiry and any modification or proposed modification thereto.

          (d)   Except with respect to any written offer or proposal that constituted an Acquisition Proposal made during the period beginning on the date of this Agreement and ending at the No-Shop Period Start Time, from and after the No-Shop Period Start Time, NitroMed shall, and shall direct each of its Representatives to, immediately cease any solicitations, discussions or negotiations with any Person (other than Deerfield or Merger Sub) that has made or indicated an intention to make an Acquisition Proposal.

          (e)   Notwithstanding anything to the contrary contained in Section 5.2(b), at any time prior to the adoption of this Agreement by the Required NitroMed Stockholder Vote, the board of directors of NitroMed may withhold, amend, withdraw or modify the NitroMed Board Recommendation in a manner adverse to Deerfield (a "Change In Recommendation") if (i) other than in response to an Acquisition Proposal the board of directors of NitroMed, based upon a material development or change in circumstances occurring, arising or coming to the attention of such directors after the date hereof that was neither known to such directors nor reasonably foreseeable as of or prior to the date hereof (and not relating to an Acquisition Proposal) (such material development or change in circumstances, an "Intervening Event") determines in good faith, following consultation with its outside legal counsel, that in light of such Intervening Event the failure to withhold, amend, withdraw or modify such recommendation is reasonably likely to result in a breach of its fiduciary duties under applicable Legal Requirements, or (ii) NitroMed has not breached this Section 4.4 and NitroMed receives a Superior Offer and determines to terminate this Agreement pursuant to Section 9.1(h); provided, that, NitroMed may not terminate this Agreement and the Board may not effect a withdrawal or modification of its approval of this Agreement unless NitroMed shall have provided prior written notice to Deerfield, at least four (4) Business Days in advance (the "Notice Period"), of its intention to withdraw or modify its approval of this Agreement or, in the case of a Superior Offer, terminate this Agreement to enter into a definitive agreement with respect to such Superior Offer, which notice shall include a written summary of the material terms and conditions of such Superior Offer (including the identity of the party making such Superior Offer), and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Offer and any other material documents relating thereto. During the Notice Period, NitroMed shall take into account any changes to the financial and other terms of this Agreement proposed by Deerfield in response to any such written notice by NitroMed or otherwise, so that the Acquisition Proposal ceases to constitute a Superior Offer (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Offer shall require a new written notice by NitroMed and a new four (4) Business Day period).

        4.5    Adoption of Merger Agreement.    Within one (1) Business Day after the execution and delivery of this Agreement, Parent shall adopt this Agreement as the sole stockholder of Merger Sub and shall provide evidence of such adoption to NitroMed.

5.     ADDITIONAL AGREEMENTS OF THE PARTIES

        5.1    Proxy Statement.    As promptly as practicable after the execution of this Agreement, NitroMed at NitroMed's expense, and in cooperation with Deerfield, shall prepare and file with the SEC the Proxy Statement. NitroMed shall respond to any comments of the SEC or its staff and shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the resolution of any such comments. NitroMed shall notify Deerfield promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement and shall supply Deerfield with copies of all correspondence between NitroMed or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement. NitroMed shall use commercially reasonable efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1 to comply in all material respects with all applicable Legal Requirements. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, Deerfield or NitroMed, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of NitroMed, such amendment or supplement.

        5.2    NitroMed Stockholders' Meeting.

          (a)   Subject to Section 4.4, NitroMed shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of NitroMed Common Stock to vote on the adoption of this Agreement (the "NitroMed Stockholders' Meeting"). The NitroMed Stockholders' Meeting shall be held as promptly as practicable after the Proxy Statement is sent to NitroMed's stockholders. NitroMed shall ensure that all proxies solicited in connection with the NitroMed Stockholders' Meeting are solicited in compliance with all applicable Legal Requirements.

          (b)   NitroMed agrees that, subject to Section 4.4: (i) the board of directors of NitroMed shall recommend that the holders of NitroMed Common Stock vote to adopt this Agreement and such other matters contemplated by this Agreement, and shall use commercially reasonable efforts to solicit such approval, (ii) the Proxy Statement shall include a statement to the effect that the board of directors of NitroMed recommends that the holders of NitroMed Common Stock vote to adopt this Agreement and such other matters contemplated by this Agreement at the NitroMed Stockholders' Meeting (the recommendation of the board of directors of NitroMed that the stockholders of NitroMed vote to adopt this Agreement and such other matters contemplated by this Agreement being referred to as the "NitroMed Board Recommendation"); and (iii) the NitroMed Board Recommendation shall not be withdrawn or modified in a manner adverse to Deerfield, and no resolution by the board of directors of NitroMed or any committee thereof to withdraw or modify the NitroMed Board Recommendation in a manner adverse to Deerfield shall be adopted or proposed.

        5.3    Regulatory Approvals.    Each Party shall use commercially reasonable efforts to file or otherwise submit, as soon as practicable after the date of this Agreement, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Body with respect to the Merger and the other Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Parties shall, promptly after the date of this Agreement, prepare and file, if any, notifications or other documents required to be filed in connection with the Merger under any applicable U.S. or foreign Legal Requirement relating to antitrust or competition matters. Deerfield and NitroMed shall as promptly as practicable respond in compliance with any inquiries or requests received from any U.S., state attorney general, foreign antitrust or competition authority or other Governmental Body in connection with antitrust or competition matters.

        5.4    Indemnification of Officers and Directors.

          (a)   From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, each of Deerfield and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of NitroMed (the "D&O Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of NitroMed, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the DGCL for directors or officers of Delaware corporations. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Deerfield and the Surviving Corporation, jointly and severally, upon receipt by Deerfield or the Surviving Corporation from the D&O Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, to the extent then required by the DGCL, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

          (b)   The certificate of incorporation and bylaws of the Surviving Corporation shall contain, and Deerfield shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of each of NitroMed than are presently set forth in the certificate of incorporation and bylaws of NitroMed, which provisions shall not be amended, modified or repealed for a period of six years time from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were officers or directors of NitroMed.

          (c)   Deerfield shall cause the Surviving Corporation to purchase an insurance policy, with an effective date as of the Closing, which maintains in effect for six years from the Closing the current directors' and officers' liability insurance policies maintained by NitroMed (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable) with respect to matters occurring prior to the Closing; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 5.4(c) more than an amount equal to 200% of current annual premiums paid by NitroMed for such insurance.

          (d)   Deerfield shall cause the Surviving Corporation to pay all expenses, including reasonable attorneys' fees, that may be incurred by the persons referred to in this Section 5.4 in connection with their enforcement of their rights provided in this Section 5.4, unless a D&O Indemnified Party ultimately is determined not to be entitled to such indemnification or insurance recovery, as the case may be, by a court of competent jurisdiction in a final, non-appealable judgment.

          (e)   The provisions of this Section 5.4 are intended to be in addition to the rights otherwise available to the current and former officers and directors of NitroMed by law, charter, statute, by-law or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.

          (f)    In the event Deerfield or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Deerfield or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 5.4

          (g)   Deerfield shall cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under this Section 5.4.

        5.5    Additional Agreements.

          (a)   The Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Merger and make effective the other Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Merger and the other Contemplated Transactions; (ii) shall use commercially reasonable efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such Party in connection with the Merger or any of the other Contemplated Transactions or for such Contract to remain in full force and effect, (iii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Merger or any of the other Contemplated Transactions and (iv) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement. Each Party shall provide to the other Party a copy of each proposed filing with or other submission to any Governmental Body relating to any of the Contemplated Transactions, and shall give the other Party a reasonable time prior to making such filing or other submission in which to review and comment on such proposed filing or other submission and consider in good faith such Party's comments with respect thereto. Each Party shall promptly deliver to the other Party a copy of each such filing or other submission made, each notice given and each Consent obtained by such Party during the Pre-Closing Period.

          (b)   NitroMed shall prepare and file on or before the relevant due dates therefor, all Federal, state, local and foreign Tax Returns required to be filed by NitroMed or any NitroMed Subsidiary prior to the Closing Date, taking into account any validly obtained extensions of time for filing such Tax Returns, and shall pay on or before the applicable due dates all Taxes shown to be due and payable on such Tax Returns and all other Taxes, including, without limitation, estimated Taxes and any Taxes payable with any applicable Tax Return extensions, which become due and payable prior to the Closing Date. NitroMed will provide Deerfield with a reasonable opportunity to review each income Tax Return prior to the filing thereof.

          (c)   NitroMed shall prepare and file, and the Parties shall cooperate with NitroMed in doing so, all Tax Returns regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp Taxes, any transfer, recording, registration or other fees or any similar Taxes which become payable in connection with the Contemplated Transactions that are required to be filed on or before the Effective Time. All such Taxes will be paid by NitroMed.

          (d)   Prior to the Effective Time, NitroMed shall have used commercially reasonable efforts to extend the agreement referred to in Part 2.11(a)(x)(6) of the Disclosure Schedule in accordance with the terms set forth in Part 5.5(d) of the Disclosure Schedule.

        5.6    Disclosure.    Without limiting any of either Party's obligations under the Confidentiality Agreement, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any disclosure (to any customers or employees of such Party, to the public or otherwise) regarding the Merger or any of the other Contemplated Transactions unless: (a) the other Party shall have approved such press release or disclosure in writing; or (b) such Party shall have determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable Legal Requirements and, to the extent practicable, before such press release or disclosure is issued or made, such Party advises the other Party of, and consults with the other Party regarding, the text of such press release or disclosure.

        5.7    Listing.    NitroMed shall use commercially reasonable efforts to maintain its existing listing on the NASDAQ Global Market until the Effective Time.

        5.8    Section 16(b).    Prior to the Effective Time, NitroMed may take such steps as may be reasonably necessary or advisable in order to cause any dispositions of NitroMed's equity securities (including derivative securities) made by NitroMed directors and officers pursuant to the terms of this Agreement to be duly approved for purposes of Section 16(b) of the Exchange Act or exempt thereunder.

        5.9    Sale of Marketable Securities Prior to Effective Time.    NitroMed shall use commercially reasonable efforts to convert to cash all of its marketable securities prior to the Effective Time.

        5.10    Maintenance of Inventory.    NitroMed shall ensure that Inventory as of the Closing Date (as determined in accordance with Section 1.6(f) hereof) shall be no less than $1,000,000 and not more than $1,800,000.

        5.11    Performance of Obligations of Parent and Merger Sub.    Deerfield hereby guarantees the covenants and other obligations of the Parent and Merger Sub provided for, or otherwise contemplated by, this Agreement and agrees (a) that any breach thereof shall be deemed to constitute a breach by Deerfield and (b) to provide to the Parent and the Merger Sub any funds necessary to consummate the Contemplated Transactions.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

        The obligations of each Party to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

        6.1    Proxy Statement.    No order suspending the use of the Proxy Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened in writing by the SEC or its staff.

        6.2    No Restraints.    No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement which has the effect of making the consummation of the Merger illegal.

        6.3    Stockholder Approval.    This Agreement shall have been duly adopted by the Required NitroMed Stockholder Vote.

        6.4    Governmental Authorization.    Any Governmental Authorization or other Consent required to be obtained by any of the Parties under any applicable antitrust or competition law or regulation or other Legal Requirement shall have been obtained and shall remain in full force and effect.

        6.5    Regulatory Matters.    Any waiting period applicable to the consummation of the Merger under any applicable U.S. or any material applicable foreign antitrust requirements reasonably determined to apply to the Merger shall have expired or been terminated, and there shall not be in effect any voluntary agreement between Deerfield, Parent, Merger Sub or NitroMed and the Federal Trade Commission, the Department of Justice or any foreign Governmental Body pursuant to which such Party has agreed not to consummate the Merger for any period of time; provided, that neither Deerfield, on the one hand, nor NitroMed on the other hand, shall enter into any such voluntary agreement without the written consent of the other Party.

        6.6    Net Cash Determination.    The Final Net Cash shall have been determined in accordance with Section 1.6 hereof.

7.     ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF DEERFIELD, PARENT AND MERGER SUB

        The obligations of Deerfield, Parent and Merger Sub to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Deerfield, at or prior to the Closing, of each of the following conditions:

        7.1    Accuracy of Representations.    The representations and warranties of NitroMed contained in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (A) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a NitroMed Material Adverse Effect, or (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (A), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "NitroMed Material Adverse Effect" qualifications and other qualifications based on the word "material" contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).

        7.2    Performance of Covenants.    Each of the covenants and obligations in this Agreement that NitroMed is required to comply with or to perform at or prior to the Closing shall have been complied with and performed by NitroMed in all material respects.

        7.3    Agreements and Other Documents.    Deerfield shall have received the following agreements and other documents, each of which shall be in full force and effect:

          (a)   a certificate executed by the chief executive officer and chief financial officer of NitroMed confirming that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied;

          (b)   certificates of good standing (or equivalent documentation) of NitroMed in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of resolutions of the board of directors of NitroMed authorizing the execution of this Agreement and the consummation of the Contemplated Transactions to be performed by NitroMed; and

          (c)   an officer's certificate to the effect that the NitroMed Common Stock and Preferred Stock are not "U.S. real property interests" in accordance with Treasury Regulations under Sections 897 and 1445 of the Code, together with evidence reasonably satisfactory to Deerfield that NitroMed delivered or made available notice to the Internal Revenue Service in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations. If Deerfield does not receive the notice described above on or before the Closing Date, Deerfield shall be permitted to withhold from the payments to be made pursuant to this Agreement in accordance with Section 1.13 of this Agreement.

8.     ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF NITROMED

        The obligations of NitroMed to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by NitroMed, at or prior to the Closing, of each of the following conditions:

        8.1    Accuracy of Representations.    The representations and warranties of Deerfield, Parent and Merger Sub contained in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (A) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Deerfield Material Adverse Effect, or (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (A), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, all (i) "Deerfield Material Adverse Effect" qualifications and other qualifications based on the word "material" contained in such representations and warranties shall be disregarded and (ii) any update of or modifications to the NitroMed Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

        8.2    Performance of Covenants.    All of the covenants and obligations in this Agreement that Deerfield, Parent or Merger Sub is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

        8.3    Documents.    NitroMed shall have received the following documents:

          (a)   A certificate executed by the general partner of DPDF, DPDI and DSSF and the investment manager of DSSFI confirming that the conditions set forth in Sections 8.1 and 8.2 have been duly satisfied; and

          (b)   certificates of good standing of each of Deerfield, Parent and Merger Sub in its jurisdiction of organization and the various foreign jurisdictions in which it is qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of resolutions of its board of directors authorizing the execution of this Agreement and the consummation of the Contemplated Transactions to be performed by Deerfield, Parent and Merger Sub hereunder.

9.     TERMINATION

        9.1    Termination.    This Agreement may be terminated prior to the Effective Time (whether (except as set forth below) before or after adoption of this Agreement by NitroMed's stockholders:

          (a)   by mutual written consent duly authorized by the boards of directors of NitroMed and DSSFI and the general partner of DPDF, DPDI and DSSF;

          (b)   by either NitroMed or Deerfield if the Merger shall not have been consummated by June 30, 2009; provided, however; that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any Party whose action or failure to act has been a principal cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

          (c)   by either NitroMed or Deerfield if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

          (d)   by either NitroMed or Deerfield if (i) the NitroMed Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and the stockholders of NitroMed shall have taken a final vote to adopt this Agreement, and (ii) this Agreement shall not have been adopted at the NitroMed Stockholders' Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Required NitroMed Stockholder Vote; provided, however, that the right to terminate this Agreement under this Section 9.1(d) shall not be available to NitroMed where the failure to obtain the Required NitroMed Stockholder Vote shall have been caused by the action or failure to act of NitroMed and such action or failure to act constitutes a material breach by NitroMed of this Agreement;

          (e)   by Deerfield (at any time prior to the adoption of this Agreement by the Required NitroMed Stockholder Vote) if a NitroMed Triggering Event shall have occurred;

          (f)    by NitroMed, upon a breach of any representation, warranty, covenant or agreement on the part of Deerfield, Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Deerfield, Parent or Merger Sub shall have become inaccurate, in either case such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in Deerfield's, Parent's or Merger Sub's representations and warranties or breach by Deerfield, Parent or Merger Sub is curable by Deerfield, Parent or Merger Sub, then this Agreement shall not terminate pursuant to this Section 9.1(f) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a thirty (30) day period commencing upon delivery of written notice from NitroMed to Deerfield, Parent or Merger Sub of such breach or inaccuracy and (ii) Deerfield, Parent or Merger Sub (as applicable) ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this paragraph 9.1(f) as a result of such particular breach or inaccuracy if such breach by Deerfield, Parent or Merger Sub is cured prior to such termination becoming effective);

          (g)   by Deerfield, upon a breach of any representation, warranty, covenant or agreement on the part of NitroMed set forth in this Agreement, or if any representation or warranty of NitroMed shall have become inaccurate, in either case such that the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in NitroMed's representations and warranties or breach by NitroMed is curable by NitroMed, then this Agreement shall not terminate pursuant to this Section 9.1(g) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a thirty (30) day period commencing upon delivery of written notice from Deerfield to NitroMed of such breach or inaccuracy and (ii) NitroMed ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this paragraph 9.1(g) as a result of such particular breach or inaccuracy if such breach by NitroMed is cured prior to such termination becoming effective); or

          (h)   by NitroMed if (i)(A) the board of directors of NitroMed has made a Change in Recommendation in accordance with Section 4.4 and (B) immediately prior to the termination of this Agreement, NitroMed pays to Deerfield the amount payable pursuant to Section 9.3(b); or (ii) immediately prior to entering into a definitive agreement with respect to a Superior Offer, provided that (A) NitroMed has not breached Section 4.4 of this Agreement and the board of directors of NitroMed has made a Change in Recommendation in accordance with Section 4.4 and authorized NitroMed to enter into a definitive agreement for a transaction that constitutes a Superior Offer, (B) immediately prior to the termination of this Agreement, NitroMed pays to Deerfield the amount payable pursuant to Section 9.3(b), and (C) immediately following such termination NitroMed enters into a definitive agreement to effect such Superior Offer.

        9.2    Effect of Termination.    In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 9.2, Section 9.3, and Section 10 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any Party from any liability for any material breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

        9.3    Expenses; Termination Fees.

          (a)   Except as set forth in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Merger is consummated.

          (b)   If this Agreement is terminated (i) by Deerfield pursuant to Section 9.1(e) and at the time of such termination Deerfield is not in breach of this Agreement in a manner which would prevent the satisfaction of any condition in Section 6 and 7 required to be satisfied by Deerfield, (ii) by Deerfield pursuant to Section 9.1(g), (iii) by NitroMed pursuant to Section 9.1(h) or (iv) by NitroMed or Deerfield pursuant to Section 9.1(d), then NitroMed shall reimburse Deerfield for its documented fees and expenses incurred from and after January 9, 2009 associated with the Agreement and the Contemplated Transactions, including fees and expenses of legal counsel and accountants and any fees and expenses incurred in the preparation of the Proxy Statement (including any preliminary materials related thereto) and any amendments or supplements thereto; provided, however, that such fees and expenses shall not exceed $750,000.

          (c)   If NitroMed fails to pay when due any amount payable by NitroMed under Section 9.3(b), then (i) NitroMed shall reimburse Deerfield for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by Deerfield of its rights under this Section 9.3, and (ii) NitroMed shall pay to Deerfield interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Deerfield in full) at a rate per annum equal to the "prime rate" (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

10.   MISCELLANEOUS PROVISIONS

        10.1    Non-Survival of Representations and Warranties.    The representations, warranties and covenants of Deerfield, Parent, Merger Sub and NitroMed contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time.

        10.2    Amendment.    This Agreement may be amended with the approval of Deerfield and NitroMed at any time (whether before or after the adoption of this Agreement by the stockholders of NitroMed); provided, however, that after any such adoption of this Agreement by the stockholders of NitroMed, no amendment shall be made which by law requires further approval of the stockholders of NitroMed without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of Deerfield and NitroMed.

        10.3    Waiver.

          (a)   No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b)   No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        10.4    Entire Agreement; Counterparts; Exchanges by Facsimile.    This Agreement, and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by facsimile shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

        10.5    Applicable Law; Jurisdiction.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Each of the Parties to this Agreement (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the Contemplated Transactions, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding (including counter-claims) arising out of or relating to this Agreement or any of the Contemplated Transactions in any other court. Each of the Parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party hereto may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 10.8. Nothing in this Section 10.5, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

        10.6    Attorneys' Fees.    In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties under this Agreement, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

        10.7    Assignability; No Third Party Beneficiaries.    This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a Party's rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party's prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than: (a) the Parties hereto; (b) rights pursuant to Section 1, and (c) the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 5.4) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        10.8    Notices.    Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered by hand, by registered mail, by courier or express delivery service or by facsimile to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other Parties hereto):

  if to Deerfield, Parent or Merger Sub:

  780 Third Avenue
  37th Floor
  New York, NY 10017
  Fax: (212) 573-8111
  Attention: James E. Flynn

  with copies to:

  Katten Muchin Rosenman LLP
  575 Madison Avenue
  New York, NY 10022
  Fax: (212) 940-8776
  Attention: Mark I. Fisher, Esq.
                    Elliot Press, Esq.

  and

  Robinson, Bradshaw & Hinson, P.A.
  101 North Tryon Street, Suite 1900
  Charlotte, NC 28246
  Fax: (704) 373-3955
  Attention: David Clark, Esq.
                    Stephen M. Lynch, Esq.

  if to NitroMed:

  NitroMed, Inc.
  45 Hayden Avenue
  Suite 3000
  Lexington MA 02421
  Fax: (781) 274-8080
  Attention: Kenneth Bate, President and CEO

  with a copy to:

  Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109
  Fax: (858) 550-6420
  Attention: Steven D. Singer, Esq.
                    Jay E. Bothwick, Esq.
                    Cynthia T. Mazareas, Esq.

        10.9    Cooperation.    Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

        10.10    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

        10.11    Other Remedies; Specific Performance.    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being the addition to any other remedy to which they are entitled at law or in equity.

        10.12    Construction.

          (a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b)   The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

          (c)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (d)   Except as otherwise indicated, all references in this Agreement to "Sections," "Exhibits" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement.

          (e)   The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

DEERFIELD PRIVATE DESIGN FUND, L.P.
By:	/s/ JAMES E. FLYNN
Name:	James E. Flynn
Title:	General Partner
DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.
By:	/s/ JAMES E. FLYNN
Name:	James E. Flynn
Title:	General Partner
DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By:	/s/ JAMES E. FLYNN
Name:	James E. Flynn
Title:	General Partner
DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED
By:	/s/ JAMES E. FLYNN
Name:	James E. Flynn
Title:	General Partner
NTMD PARENT ACQUISITION CORP.
By:	/s/ ALEX KARNAL
Name:	Alex Karnal
Title:	CEO
NTMD ACQUISITION CORP.
By:	/s/ ALEX KARNAL
Name:	Alex Karnal
Title:	CEO

NITROMED, INC.
By:	/s/ KENNETH BATE
Name:	Kenneth Bate
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER

 EXHIBIT A

DEFINITIONS

CERTAIN DEFINITIONS

        For purposes of the Agreement (including this Exhibit A):

        Acquisition Inquiry.    "Acquisition Inquiry" shall mean, with respect to a Party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by Deerfield, on the one hand or NitroMed, on the other hand, to the other Party) that could reasonably be expected to lead to an Acquisition Proposal with such Party; provided however, that any inquiry, indication of interest or request for information related to the NO Program Divestiture and any transactions undertaken or consummated solely in connection with the NO Program Divestiture will be deemed not to be an "Acquisition Inquiry".

        Acquisition Proposal.    "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal made or submitted by Deerfield) contemplating or otherwise relating to any Acquisition Transaction; provided however, that any offer or proposal related to the NO Program Divestiture, and any transactions undertaken or consummated solely in connection with the NO Program Divestiture will be deemed not to be an "Acquisition Proposal".

        Acquisition Transaction.    "Acquisition Transaction" shall mean any transaction or series of transactions involving:

          (a)   any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which NitroMed is a constituent corporation; (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of NitroMed or any of its Subsidiaries; or (iii) in which NitroMed or any of its Subsidiaries issues securities representing more than 15% of the outstanding securities of any class of voting securities of NitroMed or any of its Subsidiaries;

          (b)   any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for: (i) 15% or more of the consolidated net revenues of NitroMed and its Subsidiaries, taken as a whole, consolidated net income of NitroMed and its Subsidiaries, taken as a whole, or consolidated book value of the assets of NitroMed and its Subsidiaries, taken as a whole; or (ii) 15% or more of the fair market value of the assets of NitroMed and its Subsidiaries, taken as a whole; or

          (c)   any liquidation or dissolution of NitroMed; provided, however, that any transaction or series of transactions involving circumstances set forth in clauses (a)-(c) of this definition which relate solely to the NO Program Divestiture, and any of the transactions undertaken or consummated solely in connection with the NO Program Divestiture will be deemed not to be an "Acquisition Transaction".

        Affiliate.    "Affiliate" shall mean any Person under common control with such Party within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations issued thereunder.

        Agreement.    "Agreement" shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

        Archemix Merger Agreement.    "Archemix Merger Agreement" shall mean the Agreement and Plan of Merger by and among NitroMed, Newport Acquisition Corp. and Archemix Corp., dated as of November 18, 2008.

        Business Day.    "Business Day" shall mean any day other than a day on which banks in the Commonwealth of Massachusetts are authorized or obligated to be closed.

        Closing Cash Distribution Amount.    "Closing Cash Distribution Amount" shall mean NitroMed's cash at the Effective Time less an amount determined by Deerfield, in its sole and absolute discretion, necessary for applicable working capital needs of the Surviving Corporation.

        COBRA.    "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

        Code.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        Confidentiality Agreement.    "Confidentiality Agreement" shall mean the Confidentiality Agreement dated January 12, 2009 between Deerfield and NitroMed.

        Consent.    "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

        Contemplated Transactions.    "Contemplated Transactions" shall mean the Merger and the other transactions and actions contemplated by the Agreement.

        Contract.    "Contract" shall, with respect to any Person, mean any written, oral or other agreement, contract, subcontract, lease (whether real or personal property), mortgage, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable law.

        Deerfield Material Adverse Effect.    "Deerfield Material Adverse Effect" shall mean any effect, change, event, circumstance or development (each such item, an "Effect") that, considered together with all other Effects that had occurred prior to the date of determination of the occurrence of the Deerfield Material Adverse Effect, is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on the ability of Deerfield to consummate the Merger or any of the other Contemplated Transactions or to perform any of its covenants or obligations under the Agreement.

        DGCL.    "DGCL" shall mean the General Corporation Law of the State of Delaware.

        Dollar NO Divestiture Amount.    "Dollar NO Divestiture Amount" shall mean the cash amount paid to NitroMed upon the closing of a Qualified NO Divestiture up to €2,000,000, and if such cash amount is paid in Euros, such amount shall be for the purposes of the definition of Merger Consideration herein, converted into a notional amount of U.S. dollars by multiplying such amount by the "U.S. dollar foreign exchange rate in U.S. dollars" for the "Euro area euro" for the Business Day next following the date of the consummation of a Qualified NO Divestiture as correctly reported in the Wall Street Journal (Eastern Edition).

        Encumbrance.    "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, preemptive right, community property interest, any restriction on the voting of any security, any restriction on the transfer of any security or other asset, and any restriction on the receipt of any income derived from any asset other than (a) mechanic's, materialmen's and similar liens, (b) liens arising under worker's compensation, unemployment insurance and similar legislation, and (c) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business.

        Entity.    "Entity" shall mean any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

        Environmental Law.    "Environmental Law" means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

        ERISA.    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        Exchange Act.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        Expired Inventory.    "Expired Inventory" shall mean inventory of NitroMed and its Subsidiaries that satisfies one or more of the following: (i) having a shelf life of twelve (12) months or less; or (ii) any other inventory to the extent that NitroMed has historically included such inventory in its inventory reserve calculation, except such calculation shall consider inventory unsaleable when the residual shelf life reaches twelve (12) months, rather than nine (9) months which period NitroMed represents it used in reporting inventory in its most recent consolidated balance sheets filed with the SEC ("NitroMed's Most Recent SEC Balance Sheet").

        FMLA.    "FMLA" shall mean the Family Medical Leave Act of 1993, as amended.

        Governmental Authorization.    "Governmental Authorization" shall mean any: (a) Permit, license, certificate, franchise, permission, variance, exceptions, orders, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

        Governmental Body.    "Governmental Body" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Taxing authority); or (d) self-regulatory organization (including the NASDAQ Global Market).

        Intellectual Property.    "Intellectual Property" shall mean United States, foreign and international patents, patent applications, including provisional applications, statutory invention registrations, invention disclosures, inventions, trademarks, service marks, trade names, domain names, URLs, trade dress, logos and other source identifiers, including registrations and applications for registration thereof, copyrights, including registrations and applications for registration thereof, software, formulae, customer lists, trade secrets, know-how, methods, processes, protocols, specifications, techniques, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as laboratory notebooks, samples, studies and summaries) confidential information and other proprietary rights and intellectual property, whether patentable or not.

        Inventory.    "Inventory" shall mean, as of any particular date (actual or future), the inventory of NitroMed and its Subsidiaries, on a consolidated basis, as of such date, excluding Expired Inventory, valued at the lower of cost or net realizable value on a first-in, first-out basis and otherwise determined in a manner substantially consistent with the manner in which such items were determined for NitroMed's Most Recent SEC Balance Sheet.

        IRS.    "IRS" shall mean the United States Internal Revenue Service.

        JHP Agreement.    "JHP Agreement" shall mean the Purchase and Sale Agreement by and between NitroMed and JHP Pharmaceuticals, LLC, dated as of October 22, 2008.

        Key Employee.    "Key Employee" shall mean an executive officer of NitroMed or any employee that reports directly to the board of directors or chief executive officer of NitroMed.

        Knowledge.    "Knowledge" means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of the individual's employee or professional responsibility. Any Person that is an Entity shall have Knowledge if any officer of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

        Legal Proceeding.    "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

        Legal Requirement.    "Legal Requirement" shall mean any federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Global Market or the Financial Industry Regulatory Authority).

        Materials of Environmental Concern.    "Materials of Environmental Concern" include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment.

        Merger Consideration.    "Merger Consideration" shall mean the quotient determined by dividing (a) the total of (i) the product of $0.80 multiplied by the number of shares of NitroMed Common Stock outstanding immediately prior to the Effective Time plus (ii) an amount equal to the Final Net Cash minus $12,300,000, but only if that difference is positive, plus (iii) in the event that a Qualified NO Divestiture is consummated prior to the Effective Time, an amount equal to the Dollar NO Divestiture Amount minus the Qualified NO Divestiture Tax Reduction (denominated in U.S. dollars) minus (iv) an amount equal to $12,300,000 minus the Final Net Cash, but only if that difference is positive, minus (v) the Accountant's Expenses, if in accordance with Section 1.6 the Accountant's Expenses are to be borne by NitroMed by (b) the number of shares of NitroMed Common Stock outstanding immediately prior to the Effective Time.

        Net Cash.    "Net Cash" shall mean, in each instance as of the Measurement Date and without duplication, (a) the sum of NitroMed's cash and cash equivalents, short-term investments, accounts receivable, cash expended to purchase Inventory after the date of this Agreement and restricted cash plus (b) the aggregate value of any auction rate securities held by NitroMed on the date hereof to the extent such auction rate securities are held by NitroMed on the Measurement Date, determined in a manner substantially consistent with the manner in which such items were determined for NitroMed's Most Recent SEC Balance Sheet, minus (c) the proceeds (denominated in U.S. dollars) of any NO Program Divestiture consummated on or prior to the Measurement Date, minus (d) the sum of NitroMed's accounts payable and accrued expenses, in each case as determined in a manner substantially consistent with the manner in which such items were determined for NitroMed's Most Recent SEC Balance Sheet minus (e) the amount of contractual obligations determined in a manner substantially consistent with the manner in which the "Contractual Obligations" table included in the Management's Discussion and Analysis of Financial Condition section of NitroMed's most recent Form 10-K for the year ended December 31, 2007 filed with the SEC was determined minus (f) liability for any money borrowed minus (g) the remaining cash cost of restructuring accruals determined in a manner substantially consistent with the manner in which such item was determined for NitroMed's Most Recent SEC Balance Sheet minus (h) the cash cost of any change of control or severance payments that will become due to any employee of NitroMed as a result of the Merger and the Contemplated Transactions and termination of employment in connection therewith minus (i) the cash cost of any accrued and unpaid retention payments due to any NitroMed employee as of the Measurement Date minus (j) all accrued and unpaid Taxes (including estimated Taxes and estimates from any estimated Tax costs arising out of any specific Tax review that may be underway at the Measurement Date) for which NitroMed is liable under Section 5.5(c) minus (k) the remaining cash cost, if any, as of such date of any liabilities or expenses to NitroMed associated with the matters referred to in Schedule 2.14 of the NitroMed Disclosure Schedule minus (l) any remaining fees and expenses as of such date for which NitroMed is liable pursuant to this Agreement incurred by NitroMed in connection with this Agreement and the Contemplated Transactions (including the Inventory Expenses but not including the Accountant's Expenses) minus (m) unpaid Taxes and Tax accruals or good faith estimates therefor, including Taxes withheld or collected but not yet paid to the appropriate Governmental Body at the Measurement Date minus (n) an amount equal to the difference between $1,400,000 and the Inventory as of the Measurement Date as determined in accordance with Section 1.6(f), but only if that difference is positive minus (o) Tax Return preparation and filing costs and expenses relating to the preparation of Tax Returns or Tax Return extensions, as applicable, described in Section 5.5 minus (p) amounts that will become due to Cowen & Company or any other broker or financial advisor by NitroMed upon or in connection with the consummation of the Merger or any of the other Contemplated Transactions minus (q) NitroMed's good faith estimate of legal, accounting and other costs related to matters contemplated by this Agreement, including the Merger and the other Contemplated Transactions, through the Closing Date not already paid or accrued as of the Measurement Date, as set forth in the Net Cash Schedule. No costs or expenses shall be deducted under any clause above to the extent already deducted pursuant to any other clause above. For the avoidance of doubt, no payments to be received following the Measurement Date shall be included in the Net Cash Schedule. In addition, in this definition, references to NitroMed shall, as the context requires, include its Subsidiaries on a consolidated basis.

        Neutral Accountant.    "Neutral Accountant" shall mean shall mean Ernst & Young LLP (Boston, Massachusetts office) or if such specified party fails to serve, another regional or national recognized firm (other than an accounting firm that has provided services to Deerfield or NitroMed within the past three years) mutually agreed upon by Deerfield and NitroMed.

        NitroMed Common Stock.    "NitroMed Common Stock" shall mean the common stock, $0.01 par value per share, of NitroMed.

        NitroMed Contract.    "NitroMed Contract" shall mean any Contract to which NitroMed or any of its Subsidiaries is a party and (a) by which NitroMed or any NitroMed IP Rights or any other asset of NitroMed is or may become bound or under which NitroMed has, or may become subject to, any obligation; or (b) under which NitroMed or any of its Subsidiaries has or may acquire any right or interest.

        NitroMed IP Rights.    "NitroMed IP Rights" shall mean all Intellectual Property owned, licensed, or controlled by NitroMed and its Subsidiaries that is necessary or used in NitroMed's business as presently conducted.

        NitroMed IP Rights Agreement.    "NitroMed IP Rights Agreement" shall mean any Contract governing, related or pertaining to any NitroMed IP Rights

        NitroMed Material Adverse Effect.    "NitroMed Material Adverse Effect" shall mean any Effect that, considered together with all other Effects that had occurred prior to the date of determination of the occurrence of the NitroMed Material Adverse Effect, is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on: (a) the business, financial condition, assets (including Intellectual Property), operations or financial performance or prospects of NitroMed and its Subsidiaries taken as a whole; or (b) the ability of NitroMed to consummate the Merger or any of the other Contemplated Transactions or to perform any of its covenants or obligations under the Agreement; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be a NitroMed Material Adverse Effect: (i) any change in the business, financial condition, assets, operations or financial performance or prospects of NitroMed and the NitroMed Subsidiaries taken as a whole caused by, related to or resulting from, directly or indirectly, the Contemplated Transactions, (ii) a change in the stock price or trading volume of NitroMed Common Stock or any failure by NitroMed to meet internal projections or forecasts for any period, (iii) any adverse change, effect or occurrence attributable to the United States economy as a whole or the industries in which NitroMed competes, (iv) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, (v) any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof, (vi) any Effect resulting from the announcement or pendency of the Merger, or (vii) consummation of the NO Program Divestiture so long as, the effects in (iii), (iv) and (v) of this definition do not disproportionately affect NitroMed relative to the other participants in the industry or industry sectors in which NitroMed operates.

        NitroMed Options.    "NitroMed Options" shall mean options to purchase shares of NitroMed Common Stock issued by NitroMed.

        NitroMed Products.    "NitroMed Products" shall mean all products being manufactured, distributed or developed by or on behalf of NitroMed.

        NitroMed Registered IP.    "NitroMed Registered IP" shall mean all NitroMed IP Rights that are filed or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights and registered trademarks and all applications for any of the foregoing.

        NitroMed Related Party.    "NitroMed Related Party" shall mean any affiliate, as defined in Rule 12b-2 under the Securities Act.

        NitroMed Triggering Event.    A "NitroMed Triggering Event" shall be deemed to have occurred if: (i) there shall have occurred any Change in Recommendation; (ii) NitroMed shall have failed to include in the Proxy Statement the NitroMed Board Recommendation; (iii) the board of directors of NitroMed shall have approved, endorsed or recommended any Acquisition Proposal; (iv) NitroMed shall have failed to hold the NitroMed Stockholders' Meeting within 45 days after the Proxy Statement is first sent to NitroMed's stockholders (other than to the extent the Proxy Statement is subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Proxy Statement, in which case such 45-day period shall be tolled for so long as such stop order remains in effect or proceeding or threatened proceeding remains pending); or (v) NitroMed shall have entered into any letter of intent or similar document or any Contract relating to any Acquisition Proposal (other than a confidentiality agreement permitted pursuant to Section 4.4).

        Ordinary Course of Business.    "Ordinary Course of Business" shall mean, in the case of each of NitroMed and the NitroMed Subsidiaries, such reasonable and prudent actions taken in the ordinary course of its normal operations and consistent with its past practices.

        Party.    "Party" or "Parties" shall mean Deerfield, Parent, Merger Sub and NitroMed.

        Permit.    "Permit" or "Permits" shall mean all permits, licenses, and other approvals or authorizations of any Governmental Body.

        Person.    "Person" shall mean any individual, Entity or Governmental Body.

        Proxy Statement.    "Proxy Statement" shall mean the proxy statement to be sent to the stockholders of NitroMed in connection with the NitroMed Stockholders' Meeting.

        Qualified NO Divestiture.    "Qualified NO Divestiture" shall mean any NO Program Divestiture on substantially the terms and conditions set forth in Part 4.2(a) of the Disclosure Schedule.

        Qualified NO Divestiture Tax Reduction.    "Qualified NO Divestiture Tax Reduction" shall mean the product of (i) the aggregate amount of Taxes (federal, state and local) imposed on NitroMed or any NitroMed Subsidiary in connection with, on account of or with respect to the Qualified NO Divestiture (determined after taking into account any net operating losses allowable under applicable federal, state or local Tax law), multiplied by (ii) the quotient, if less than 1.0, of €2,000,000 divided by the actual amount of cash (denominated in euros) paid to NitroMed upon consummation of a Qualified NO Divestiture.

        Related Agreements.    "Related Agreements" shall mean the Stockholder Voting Agreements, the Deerfield Voting Agreement, the Certificate of Merger, the Proxy Statement and any other documents or agreements executed in connection with this Agreement or the Contemplated Transactions.

        Representatives.    "Representatives" shall mean directors, officers, other employees, agents, attorneys, accountants, advisors and representatives.

        Sarbanes-Oxley Act.    "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

        SEC.    "SEC" shall mean the United States Securities and Exchange Commission.

        Securities Act.    "Securities Act" shall mean the Securities Act of 1933, as amended.

        Subsidiary.    An entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities of other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity's board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

        Superior Offer.    "Superior Offer" shall mean an unsolicited bona fide written offer by a third party to enter into (a) a merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (i) NitroMed's stockholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing 50% or more of NitroMed's capital stock or (b) a sale, lease, exchange transfer, license, acquisition or disposition of any business or other disposition of at least 50% of the assets of NitroMed or its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions that: (A) was not obtained or made as a direct or indirect result of a breach of (or in violation of) the Agreement; and (B) is on terms and conditions that the board of directors of NitroMed determines, in its good faith judgment, after obtaining and taking into account such matters that its board of directors deems relevant following consultation with its outside legal counsel and financial advisor: (x) is more favorable, from a financial point of view, to NitroMed or NitroMed's stockholders than the terms of the Merger; and (y) is reasonably capable of being consummated; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if (I) any financing required to consummate the transaction contemplated by such offer is not committed unless the board of directors of NitroMed determines, in good faith, that any required financing is reasonably capable of being obtained by such third party, or (II) the consummation of such transaction is contingent on any such financing being obtained.

        Tax.    "Tax" shall mean any federal, state, local, foreign or other taxes, levies, charges and fees or other similar assessments or liabilities in the nature of a tax, including, without limitation, any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, payroll tax, customs duty, alternative or add-on minimum or other tax of any kind whatsoever, and including any fine, penalty, assessment, addition to tax or interest, whether disputed or not.

        Tax Return.    "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

ADDITIONAL DEFINITIONS

        Each of the following definitions is set forth in the section of the Agreement indicated below:

Definition	Section
Accountants' Expenses	1.6(e)
Agreement	Preamble
CFC	2.12(h)
Change in Recommendation	4.4(e)
Closing	1.3
Closing Date	1.3
Closing Inventory Estimation	1.6(a)
D&O Indemnified Parties	5.4(a)
Deerfield	Recitals
Deerfield Voting Agreement	Recitals

Definition	Section
Disclosure Schedule	2
Dispute Notice	1.6(b)
Dissenting Shares	1.9
DPDF	Preamble
DPDI	Preamble
DSSF	Preamble
DSSFI	Preamble
Effective Time	1.3
Final Net Cash	1.6(c)
GAAP	2.4(b)
Intervening Event	4.4(e)
Inventory Expenses	1.6(f)
Lapse Date	1.6(b)
Measurement Date	1.6(a)
Merger	Recitals
Merger Sub	Preamble
Net Cash Schedule	1.6(a)
NitroMed	Preamble
NitroMed Board Recommendation	5.3(b)
NitroMed Balance Sheet	2.6(a)
NitroMed Balance Sheet Date	2.5(h)
NitroMed Constituent Documents	2.2
NitroMed Foreign Plan	2.13(k)
NitroMed Intervening Event	5.3(c)
NitroMed Option Plans	2.3(b)
NitroMed Plan	2.13(s)
NitroMed Returns	2.12(a)
NitroMed SEC Documents	2.4(a)
NitroMed Stockholders' Meeting	5.2(a)
NO Program Divestiture	4.2(a)
No Shop Time Period	4.4(a)
Notice Period	4.4(e)
Parent	Preamble
Paying Agent	1.7(a)
Payment Fund	1.7(a)
Pension Plan	2.15(k)
PFIC	2.12(h)
Physical Count Inventory Report	1.6(f)
Pre-Closing Period	4.1
Required NitroMed Stockholder Vote	2.19
Stockholder Voting Agreements	Recitals
Surviving Corporation	1.1

 Annex B-1

FORM OF VOTING AGREEMENT
WITH DEERFIELD MANAGEMENT FUNDS

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 Annex B-1

PUBLIC COMPANY
STOCKHOLDER AGREEMENT

        THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of January 27, 2009, is by and among NitroMed, Inc., a Delaware corporation ("Public Company") and the undersigned Stockholder ("Stockholder") of Public Company.

        WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, Deerfield Private Design Fund, L.P., a Delaware limited partnership, Deerfield Private Design International, L.P., a British Virgin Islands limited partnership, Deerfield Special Situations Fund, L.P., a Delaware limited partnership, Deerfield Special Situations Fund International Limited, a British Virgin Islands corporation, NTMD Parent Acquisition Corp., (collectively "Merger Partner"), and NTMD Acquisition, Corp., a Delaware corporation and a wholly owned subsidiary of Merger Partner (the "Transitory Subsidiary") have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of the Transitory Subsidiary into Public Company in accordance with the terms of the Merger Agreement;

        WHEREAS, Stockholder is an affiliate of Merger Partner and Merger Sub and the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of Public Company as is indicated on the signature page of this Agreement; and

        WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Public Company, Stockholder desires to agree to vote the Shares (as defined herein) over which Stockholder has voting power so as to facilitate the consummation of the Merger;

        NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

        1.    Certain Definitions.

          (a)   Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

            "Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

            "Shares" means (i) all shares of capital stock of Public Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of capital stock of Public Company acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 9 below).

            "Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

B-1-2

        2.    Transfer and Voting Restrictions With Respect to the Shares.

          (a)   At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except as the result of the death of Stockholder or as otherwise permitted by this Agreement, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless the person to which such Shares are being Transferred shall have executed and delivered a counterpart of this Agreement and agreed pursuant thereto, for the benefit of Public Company, to hold such Shares subject to all terms and conditions of this Agreement.

          (b)   Stockholder understands and agrees that if Stockholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares other than in compliance with this Agreement, Public Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Public Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares or (iii) record such vote, in each case, unless and until Stockholder shall have complied with the terms of this Agreement.

          (c)   Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder's legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder or otherwise prevent or disable Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder's legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.

        3.    Agreement to Vote Shares.

          (a)   Prior to the Expiration Date, at every meeting of the stockholders of Public Company called, and at every adjournment or postponement thereof, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby (collectively, the "Proposed Transaction"), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving Public Company or any of its subsidiaries other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of Public Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Public Company or any of its subsidiaries that is prohibited by the Merger Agreement; or (D) any other action that is a breach of any covenant, representation or warranty or any other obligation or agreement of Public Company under the Merger Agreement or of Stockholder under this Agreement (each of (ii) and (iii), a "Competing Transaction").

          (b)   If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 3(a).

        4.    Grant of Irrevocable Proxy.

          (a)   Except as set forth in Section 4(f) hereof, Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Public Company and each of its executive officers and any of them, in their capacities as officers of Public Company (the "Grantees"), as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in accordance with Section 3 hereof and, in the discretion of

B-1-3

  the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 3 hereof is to be considered.

          (b)   Stockholder represents that any proxies heretofore given in respect of the Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

          (c)   Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

          (d)   The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

          (e)   Public Company may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

          (f)    The proxy set forth in this Section 4 shall terminate upon the termination of this Agreement in accordance with Section 9 hereof.

        5.    No Solicitation.    Stockholder, in his, her or its capacity as a Stockholder, shall not directly or indirectly, (a) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry, (b) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry, (c) approve, endorse or recommend any Acquisition Proposal, or (d) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

        6.    Action in Stockholder Capacity Only.    Stockholder makes no agreement or understanding herein as a director or officer of Public Company. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Public Company. Nothing herein shall prevent or preclude an officer, director or manager of the Stockholder who is serving as a director of Public Company from taking or not taking any action in his capacity as a director of Public Company.

        7.    Representations and Warranties of Stockholder.

          (a)   Stockholder hereby represents and warrants to Public Company as follows: (i) Stockholder is the beneficial or record owner of the shares of capital stock of Public Company indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances except as provided in the Voting Agreement; (ii) Stockholder does not beneficially own any securities of Public Company other than the shares of capital stock and rights to purchase shares of capital stock of Public Company set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Public Company promptly of any additional shares of capital stock of Public Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

          (b)   As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder, in favor of the approval and authorization of the Proposed Transaction without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than

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  this Agreement and the Voting Agreement) with any person with respect to any of the Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Shares on any matter (except, in each case, with respect to the Voting Agreement and the Voting Agreement).

          (c)   The execution and delivery of this Agreement and the performance by Stockholder of his, her or its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party and which Stockholder is aware or by which Stockholder (or any of his, her or its assets) is bound and which Stockholder is aware, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not materially impair or materially adversely affect Stockholder's ability to perform his, her or its obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

          (d)   Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

        8.    Confidentiality.    Stockholder recognizes that successful consummation of the Proposed Transaction may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Exchange Act, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any, and the officers, directors, counsel and advisors of Public Company) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto. The parties understand and agree that to the extent required by law Stockholder may make a filing on Schedule 13D (or an amended filing) concerning this Agreement and that such filing will not constitute a violation of this Section 8.

        9.    Termination.    This Agreement, including without limitation, Section 4, shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 9 thereof or (b) the Effective Time (the "Expiration Date").

        10.    Miscellaneous Provisions.

          (a)    Amendments, Modifications and Waivers.    This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

          (b)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

          (c)    Governing Law.    All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

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          (d)    Submission to Jurisdiction.    Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(m) hereof. Nothing in this Section 10(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

          (e)    WAIVER OF JURY TRIAL.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

          (f)    Attorneys' Fees.    In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

          (g)    Assignment and Successors.    Except for any Transfer made in compliance with Section 2(a) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties, except that Public Company, without obtaining the consent of Stockholder shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more of its Affiliates. No assignment by Public Company under this Section 10(g) shall relieve Public Company of its obligations under this Agreement. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, including, without limitation, Stockholder's estate and heirs upon the death of Stockholder. Any purported assignment of rights or delegation of performance obligations in violation of this Section 10(g) shall be null and void.

          (h)    No Third Party Beneficiaries.    This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

          (i)    Cooperation.    Stockholder agrees to cooperate fully with Public Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Public Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Stockholder hereby agrees that Public Company and Public Company may publish and disclose in the Registration Statement and any resale registration statement relating thereto (including all documents and schedules filed with the SEC) and the Proxy Statement/Prospectus, such Stockholder's identity and ownership of Shares and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to the Registration Statement or in any other filing made by Public Company or Merger Partner with the SEC relating to the Proposed Transaction.

          (j)    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such

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  determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

          (k)    Time of Essence.    With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

          (l)    Specific Performance; Injunctive Relief.    The parties hereto acknowledge that Public Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company, as applicable upon any such violation, Public Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

          (m)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

          (n)    Counterparts and Signature.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

          (o)    Headings.    The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (p)    Legal Representation.    This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

          (q)    Termination of JHP and Archemix Agreements.    The Public Company represents to the Stockholder that on the date hereof, each of (i) the Asset Purchase Agreement dated as of October 22, 2008 by and between the Public Company and JHP Pharmaceuticals, LLP and (ii) the Agreement and Plan of Merger dated as of November 18, 2008 by and among the Public Company, Newport Acquisition Corp. and Archemix Corp. has been terminated in accordance with its terms.

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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

NitroMed, Inc.	STOCKHOLDER:
By:
Name: Title:	Name: Title:

Address:

Telephone: ( ) - Facsimile: ( ) - E-Mail Address:

Shares Beneficially Owned by Stockholder:
shares of Public Company Common Stock
Public Company Stock Options

[Signature Page to Merger Partner Stockholder Agreement]

Signatories to Stockholder Voting Agreements

1.
Deerfield Special Situations Fund, L.P.
2.
Deerfield Special Situations Fund International Limited

[Signature Page to Merger Partner Stockholder Agreement]

 Annex B-2

VOTING AGREEMENT
WITH HEALTHCARE VENTURE FUNDS

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 Annex B-2

PUBLIC COMPANY
STOCKHOLDER AGREEMENT

        THIS STOCKHOLDER AGREEMENT (this "Agreement"), dated as of January 27, 2009, is by and among NitroMed, Inc., a Delaware corporation ("Public Company") (only with respect to Section 2(b) and Section 10(q)), Deerfield Private Design Fund, L.P., a Delaware limited partnership, Deerfield Private Design International, L.P., a British Virgin Islands limited partnership, Deerfield Special Situations Fund, L.P., a Delaware limited partnership, Deerfield Special Situations Fund International Limited, a British Virgin Islands corporation, NTMD Parent Acquisition Corp., (collectively "Merger Partner"), and the undersigned stockholder ("Stockholder") of Public Company.

        WHEREAS, concurrently with the execution and delivery of this Agreement, Public Company, NTMD Acquisition, Corp., a Delaware corporation and a wholly owned subsidiary of Merger Partner (the "Transitory Subsidiary"), and Merger Partner have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of the Transitory Subsidiary into Public Company in accordance with the terms of the Merger Agreement;

        WHEREAS, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of Public Company as is indicated on the signature page of this Agreement; and

        WHEREAS, in consideration of the execution and delivery of the Merger Agreement by Merger Partner, Stockholder desires to agree to vote the Shares (as defined herein) over which Stockholder has voting power so as to facilitate the consummation of the Merger;

        NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:

        1.    Certain Definitions.

          (a)   Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

            "Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.

            "Shares" means (i) all shares of capital stock of Public Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of capital stock of Public Company acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 9 below).

            "Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

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        2.    Transfer and Voting Restrictions With Respect to the Shares.

          (a)   At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Stockholder shall not, except as the result of the death of Stockholder or as otherwise permitted by this Agreement, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless the person to which such Shares are being Transferred shall have executed and delivered a counterpart of this Agreement and agreed pursuant thereto, for the benefit of Public Company, to hold such Shares subject to all terms and conditions of this Agreement.

          (b)   Stockholder understands and agrees that if Stockholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares other than in compliance with this Agreement, Public Company shall not, and Stockholder hereby unconditionally and irrevocably instructs Public Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares or (iii) record such vote, in each case, unless and until Stockholder shall have complied with the terms of this Agreement.

          (c)   Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could restrict or affect Stockholder's legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder or otherwise prevent or disable Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder will not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Stockholder's legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.

        3.    Agreement to Vote Shares.

          (a)   Prior to the Expiration Date, at every meeting of the stockholders of Public Company called, and at every adjournment or postponement thereof, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of adoption of the Merger Agreement and approval of the transactions contemplated thereby (collectively, the "Proposed Transaction"), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving Public Company or any of its subsidiaries other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of Public Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Public Company or any of its subsidiaries that is prohibited by the Merger Agreement; or (D) any other action that is a breach of any covenant, representation or warranty or any other obligation or agreement of Public Company under the Merger Agreement or of Stockholder under this Agreement (each of (ii) and (iii), a "Competing Transaction").

          (b)   If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 3(a).

        4.    Grant of Irrevocable Proxy.

          (a)   Except as set forth in Section 4(f) hereof, Stockholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Public Company and each of its executive officers and any of them, in their capacities as officers of Public Company (the "Grantees"), as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in accordance with Section 3 hereof and, in the discretion of

B-2-3

  the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 3 hereof is to be considered.

          (b)   Stockholder represents that any proxies heretofore given in respect of the Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

          (c)   Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

          (d)   The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

          (e)   Public Company may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

          (f)    The proxy set forth in this Section 4 shall terminate upon the termination of this Agreement in accordance with Section 9 hereof.

        5.    No Solicitation.    Stockholder, in his, her or its capacity as a Stockholder, shall not directly or indirectly, (a) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry, (b) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry, (c) approve, endorse or recommend any Acquisition Proposal, or (d) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

        6.    Action in Stockholder Capacity Only.    Stockholder makes no agreement or understanding herein as a director or officer of Public Company. Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of Public Company. Nothing herein shall prevent or preclude an officer, director or manager of the Stockholder who is serving as a director of Public Company from taking or not taking any action in his capacity as a director of Public Company.

        7.    Representations and Warranties of Stockholder.

          (a)   Stockholder hereby represents and warrants to Public Company as follows: (i) Stockholder is the beneficial or record owner of the shares of capital stock of Public Company indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances except as provided in the Voting Agreement; (ii) Stockholder does not beneficially own any securities of Public Company other than the shares of capital stock and rights to purchase shares of capital stock of Public Company set forth on the signature page of this Agreement; (iii) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (iv) this Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms. Stockholder agrees to notify Public Company promptly of any additional shares of capital stock of Public Company of which Stockholder becomes the beneficial owner after the date of this Agreement.

          (b)   As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Stockholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder, in favor of the approval and authorization of the Proposed Transaction without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than

B-2-4

  this Agreement and the Voting Agreement) with any person with respect to any of the Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Shares on any matter (except, in each case, with respect to the Voting Agreement and the Voting Agreement).

          (c)   The execution and delivery of this Agreement and the performance by Stockholder of his, her or its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Stockholder is a party and which Stockholder is aware or by which Stockholder (or any of his, her or its assets) is bound and which Stockholder is aware, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not materially impair or materially adversely affect Stockholder's ability to perform his, her or its obligations under this Agreement or render inaccurate any of the representations made by Stockholder herein.

          (d)   Stockholder understands and acknowledges that Public Company, the Transitory Subsidiary and Merger Partner are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

        8.    Confidentiality.    Stockholder recognizes that successful consummation of the Proposed Transaction may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Public Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD promulgated under the Exchange Act, Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel and advisors, if any, and the officers, directors, counsel and advisors of Public Company) without the prior written consent of Public Company and Merger Partner, except for disclosures Stockholder's counsel advises are required by applicable law, in which case Stockholder shall give notice of such disclosure to Public Company and Merger Partner as promptly as practicable so as to enable Public Company and Merger Partner to seek a protective order from a court of competent jurisdiction with respect thereto. The parties understand and agree that to the extent required by law Stockholder may make a filing on Schedule 13D (or an amended filing) concerning this Agreement and that such filing will not constitute a violation of this Section 8.

        9.    Termination.    This Agreement, including without limitation, Section 4, shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 9 thereof or (b) the Effective Time (the "Expiration Date").

        10.    Miscellaneous Provisions.

          (a)    Amendments, Modifications and Waivers.    This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

          (b)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

          (c)    Governing Law.    All matters arising out of or relating to this Agreement and the transactions contemplated hereby (including without limitation its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

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          (d)    Submission to Jurisdiction.    Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10(m) hereof. Nothing in this Section 10(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

          (e)    WAIVER OF JURY TRIAL.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

          (f)    Attorneys' Fees.    In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

          (g)    Assignment and Successors.    Except for any Transfer made in compliance with Section 2(a) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties, except that Public Company, without obtaining the consent of Stockholder shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more of its Affiliates. No assignment by Public Company under this Section 10(g) shall relieve Public Company of its obligations under this Agreement. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, including, without limitation, Stockholder's estate and heirs upon the death of Stockholder. Any purported assignment of rights or delegation of performance obligations in violation of this Section 10(g) shall be null and void.

          (h)    No Third Party Beneficiaries.    This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.

          (i)    Cooperation.    Stockholder agrees to cooperate fully with Public Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Public Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Stockholder hereby agrees that Public Company and Public Company may publish and disclose in the Registration Statement and any resale registration statement relating thereto (including all documents and schedules filed with the SEC) and the Proxy Statement/Prospectus, such Stockholder's identity and ownership of Shares and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to the Registration Statement or in any other filing made by Public Company or Merger Partner with the SEC relating to the Proposed Transaction.

          (j)    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such

B-2-6

  determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

          (k)    Time of Essence.    With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

          (l)    Specific Performance; Injunctive Relief.    The parties hereto acknowledge that Public Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth in this Agreement. Stockholder accordingly agrees that, in addition to any other remedies that may be available to Public Company, as applicable upon any such violation, Public Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

          (m)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as follows: (A) if to Public Company or Merger Partner, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies, and (B) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the signature page hereof.

          (n)    Counterparts and Signature.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement of amendments thereto and of signature pages by facsimile transmission or by email transmission in portable document format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable document format, or similar format, shall be deemed to be their original signatures for all purposes.

          (o)    Headings.    The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (p)    Legal Representation.    This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

B-2-7

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

DEERFIELD PRIVATE DESIGN FUND, L.P.		HEALTHCARE VENTURES V, LP:
By:	/s/ JAMES E. FLYNN	/s/ JEFFREY STEINBERG
Name: James E. Flynn Title: General Partner		Name: Title:

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.		Address:
By:	/s/ JAMES E. FLYNN
Name: James E. Flynn
Title: General Partner

DEERFIELD SPECIAL SITUATIONS FUND, L.P.		Telephone: ( ) - Facsimile: ( ) - E-Mail Address:
By:	/s/ JAMES E. FLYNN
Name: James E. Flynn Title: General Partner

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED		Shares Beneficially Owned by Stockholder:
By:	/s/ JAMES E. FLYNN	shares of Public Company Common Stock
Name: James E. Flynn Title: General Partner		Public Company Stock Options

NTMD PARENT ACQUISITION CORP.		HEALTHCARE VENTURES VI, LP
By:	/s/ ALEX KARNAL	/s/ JEFFREY STEINBERG
Name: Title:		Name: Title:
NTMD ACQUISITION CORP.
By:	/s/ ALEX KARNAL	Address:
Name: Title:		Telephone: ( ) - Facsimile: ( ) - E-Mail Address: Shares Beneficially Owned by Stockholder: shares of Public Company Common Stock Public Company Stock Options

With respect to Section 2(b) only:

NITROMED, INC.:	Address:
/s/ KENNETH M. BATE
Name:
Title:
Telephone: ( ) - Facsimile: ( ) - E-Mail Address:
Shares Beneficially Owned by Stockholder:
shares of Public Company Common Stock
Public Company Stock Options

[Signature Page to Merger Partner Stockholder Agreement]

 Annex C

OPINION OF COWEN AND COMPANY, LLC

RELATING TO MERGER

 Annex C

OPINION OF COWEN AND COMPANY, LLC

RELATING TO MERGER

January 26, 2009

Board of Directors
NitroMed, Inc.
45 Hayden Avenue
Lexington, MA 02421

Gentlemen:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock, par value $0.01 per share, of NitroMed, Inc. (the "Company") of the Merger Consideration (as defined below) to be received by the stockholders of the Company pursuant to the terms of that certain Agreement and Plan of Merger, to be dated as of January 27, 2009 (the "Agreement"), by and among Deerfield Private Design Fund, L.P., a Delaware limited partnership, Deerfield Private Design International, L.P., a British Virgin Islands limited partnership, Deerfield Special Situations Fund, L.P., a Delaware limited partnership, Deerfield Special Situations Fund International Limited, a British Virgin Islands corporation (collectively, "Deerfield"), NTMD Acquisition Corp., a Delaware corporation ("Merger Sub"), and the Company.

        As more specifically set forth in the Agreement, and subject to the terms, conditions and adjustments set forth in the Agreement, Merger Sub shall be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation, and each share of Company common stock outstanding immediately prior to the Effective Time (as defined in the Agreement) (subject to certain exceptions) shall be converted into the right to receive an amount in cash (the "Merger Consideration") equal to the quotient of (a) the total of (i) the product of $0.80 multiplied by the number of shares of Company common stock outstanding immediately prior to the Effective Time, plus (ii) the difference between the Final Net Cash (as defined in the Agreement) minus $12,3000,000 but only if that difference is positive, plus (iii) in the event that a Qualified NO Divestiture (as defined in the Agreement) is consummated prior to the Effective Time, the difference between the Dollar NO Divestiture Amount and the Qualified NO Divestiture Tax Reduction (each as defined in the Agreement), minus (iv) the difference between $12,3000,000 minus the Final Net Cash but only if that difference is positive, minus (v) the Accountant's Expenses (as defined in the Agreement), if in accordance with the Agreement the Accountant's Expenses are to be borne by the Company, divided by (b) the number of shares of Company common stock outstanding immediately prior to the Effective Time. Accordingly, as described to us by management of the Company, each such share of Company common stock shall be converted into the right to receive $0.782 plus, if a Qualified NO Divestiture is consummated prior to the Effective Time, $0.056.

        Cowen and Company, LLC ("Cowen"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of our business, we and our affiliates may actively trade the securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

        Except as set forth below, in the two years preceding the date of this Opinion, Cowen has not had any material relationship with the Company or any other party to Merger. We are acting as exclusive financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee from the Company for our services pursuant to the terms of our engagement letter with the Company (the "Engagement Letter"), dated as of January 16, 2009, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for providing this Opinion. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. In addition, Cowen has provided an opinion to the Board of Directors of the Company in connection with the Company's proposed sale of assets pursuant to the JHP Agreement (as defined in the Agreement) and has acted as exclusive financial advisor and provided an opinion to the Board of Directors of the Company in connection with the Company's proposed merger pursuant to the Archemix Merger Agreement (as defined in the Agreement). Cowen has received certain fees from the Company with respect to such opinions and, upon the closing of the transactions contemplated by the Archemix Merger Agreement, would be entitled to receive an additional fee. In the two years preceding the date of this Opinion Cowen has traded securities on behalf of Deerfield and its affiliates. Cowen and its affiliates may in the future provide commercial and investment banking services to the Company and Deerfield and may receive fees for the rendering of such services.

        In connection with our opinion, we have reviewed and considered such financial and other matters as we have deemed relevant, including, among other things:

  •
  a draft of the Agreement dated January 21, 2009, which is the most recent draft made available to Cowen;

  •
  certain publicly available financial and other information for the Company, including equity research for the Company, and certain other relevant financial and operating data furnished to Cowen by Company management;

  •
  certain internal financial analyses, financial forecasts, reports and other information concerning the Company (the "Company Forecasts"), prepared by the management of the Company;

  •
  discussions Cowen has had with certain members of the management of the Company concerning the historical and current business operations, financial condition and prospects of the Company and such other matters that Cowen deemed relevant;

  •
  certain operating results, the reported price and trading histories of the shares of the common stock of the Company as compared to operating results and the reported price and trading histories of certain publicly traded companies that Cowen deemed relevant;

  •
  certain financial terms of the Merger as compared to the financial terms of certain selected business combinations and selected product transactions that Cowen deemed relevant;

  •
  based on the Company Forecasts, the cash flows generated by the Company on a stand-alone basis to determine the present value of the discounted cash flows; and

  •
  such other information, financial studies, analyses and investigations and such other factors that we deemed relevant for the purposes of this opinion.

        In conducting our review and arriving at our opinion, we have, with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the Company or which is publicly available or which was otherwise reviewed by us. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. We have relied upon, without independent verification, the assessment of Company management as to the existing products and services of the Company and the viability of, and risks associated with, the future products and services of the Company. In addition, we have not conducted nor have we assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or Deerfield. We have further relied upon the Company's representation that all information provided to us by the Company is accurate and complete in all material respects. We have assumed, with your consent, that the Company will have Final Net Cash of $11.5 million and will not become responsible for any Accountant's Expenses pursuant to the Agreement. We have assumed, with your consent, that the Company Forecasts which we examined were reasonably prepared by the management of the Company on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of the Company, and that such projections provide a reasonable basis for our opinion. We express no opinion as to the Company Forecasts, or the assumptions on which they were made. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

        We have not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of the Company or Deerfield, nor have we been furnished with such materials. In addition, we have not evaluated the solvency or fair value of the Company or Deerfield under any state or federal laws relating to bankruptcy, insolvency or similar matters. With respect to all legal matters relating to the Company and Deerfield, we have relied on the advice of legal counsel to the Company. Our opinion addresses only the fairness of the Merger Consideration, from a financial point of view, to the stockholders of the Company. We express no view as to any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including the effect of execution of the Agreement or consummation of the Merger on the JHP Agreement or the Archemix Merger Agreement. Our opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our opinion, we do not have any obligation to update, revise or reaffirm our opinion and we expressly disclaim any responsibility to do so.

        For purposes of rendering our opinion we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. We have assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger.

        It is understood that this letter is intended for the benefit and use of the Board of Directors of the Company in its consideration of the Merger and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent. This letter does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger or to take any other action in connection with the Merger or otherwise. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to effect the Merger or the relative merits of the Merger as compared to other business strategies or transactions that might be available to the Company. In addition, we have not been requested to opine as to, and our opinion does not in any manner address, the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders of the Company.

        This Opinion was reviewed and approved by Cowen's Fairness Opinion Review Committee.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Merger Consideration in the Merger is fair, from a financial point of view, to the stockholders of the Company.

Very truly yours,

/s/ Cowen and Company, LLC

Annex D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Annex D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

(8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16.;)

PRELIMINARY COPY - SUBJECT TO COMPLETION

FORM OF NITROMED PROXY

PROXY

NITROMED, INC.

45 HAYDEN AVENUE, SUITE 3000
LEXINGTON, MASSACHUSETTS 02421

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                , 2009

The undersigned, revoking all prior proxies, hereby appoints Kenneth M. Bate and Matthew A. Ebert as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock of NitroMed, Inc. (“NitroMed”) held of record by the undersigned on                  , 2009 at the Special Meeting of Stockholders to be held on            , 2009 at 10:00 a.m. local time and any adjournments thereof. The undersigned hereby directs Kenneth M. Bate and Matthew A. Ebert to vote in accordance with their best judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

IF THIS PROXY IS PROPERLY EXECUTED, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH YOUR INSTRUCTIONS ON THE REVERSE. UNLESS YOU INSTRUCT OTHERWISE, THE PROXY HOLDERS WILL VOTE “FOR” EACH OF THE PROPOSALS.

If you have any questions or need assistance in voting, please call The Altman Group at 1-800-249-7120 (toll free) or (201) 806-7300.

(Continued and to be signed on the reverse side)	14475

PRELIMINARY COPY - SUBJECT TO COMPLETION
SPECIAL MEETING OF STOCKHOLDERS OF

NITROMED, INC.

           , 2009

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or special meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030030000000000000 1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.

To adopt the Agreement and Plan of Merger, dated as of January 27, 2009, by and among Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp., NTMD Acquisition Corp. and NitroMed, a copy of which is attached as Annex A to the accompanying proxy statement.

		☐	☐	☐

2.	To approve an adjournment of the NitroMed special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.        ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:                   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPY - SUBJECT TO COMPLETION

SPECIAL MEETING OF STOCKHOLDERS OF

NITROMED, INC.

        , 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

00030030000000000000  1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.

To adopt the Agreement and Plan of Merger, dated as of January 27, 2009, by and among Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, NTMD Parent Acquisition Corp., NTMD Acquisition Corp. and NitroMed, a copy of which is attached as Annex A to the accompanying proxy statement.

		☐	☐	☐

2.	To approve an adjournment of the NitroMed special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.       ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:                   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.